PROSPECTUS

APRIL 30, 2001
                                   LYON STREET INSTITUTIONAL
                                   MONEY MARKET FUND

                                      FOR MORE INFORMATION

                                      CALL 1-800-633-KENT (5368)
                                      OR YOUR INVESTMENT REPRESENTATIVE.

                                   THE SECURITIES AND EXCHANGE COMMISSION HAS
                                   NOT APPROVED OR DISAPPROVED THE SHARES
                                   DESCRIBED IN THIS PROSPECTUS OR DETERMINED
                                   WHETHER THIS PROSPECTUS IS ACCURATE OR
                                   COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS
                                   COMMITTING A CRIME.

 NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE

TABLE  OF
CONTENTS

        Carefully review this important
   section, which summarizes the Fund's
           investments, risks and fees.
                                             RISK/RETURN SUMMARY AND FUND EXPENSES
                                                                                                              2

 Review this section for information on
 investment strategies and their risks.
                                             INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                                                                              4

 Review this section for details on the
   people and organizations who oversee
                              the Fund.
                                             FUND MANAGEMENT

                                             INVESTMENT ADVISER
                                                                                                              5

                                             DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR
                                                                                                              5

                                             PROPOSED REORGANIZATION
                                                                                                              6

 Review this section for details on how
    shares are valued, how to purchase,
      sell and exchange shares, related
  charges and payments of dividends and
                         distributions.
                                             SHAREHOLDER INFORMATION

                                             PRICING OF FUND SHARES
                                                                                                              7

                                             PURCHASING AND ADDING TO YOUR SHARES
                                                                                                              8

                                             SELLING YOUR SHARES
                                                                                                              9

                                             GENERAL POLICIES ON SELLING SHARES
                                                                                                             10

                                             EXCHANGING YOUR SHARES
                                                                                                             11

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES
                                                                                                             12

                                             FINANCIAL HIGHLIGHTS                                            13

                                             BACK COVER
                                             WHERE TO LEARN MORE ABOUT THIS FUND

RISK/RETURN SUMMARY AND FUND EXPENSES

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

RISK/RETURN SUMMARY OF THE LYON STREET INSTITUTIONAL MONEY MARKET FUND

INVESTMENT OBJECTIVES           The Fund seeks current income from short-term
                                securities while preserving capital and
                                maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. The Fund invests in a broad range of short-term instruments including commercial paper, short-term corporate obligations and short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT RISKS      The Fund's performance per share will change
                                daily based on many factors, including, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. Changes in the interest rate will affect the yield or value of the Fund's investments in debt securities.

                                - An investment in the Fund is not a deposit in
                                  a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                - Although the Fund seeks to preserve the value
                                  of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                - If an issuer fails to pay interest or repay
                                  principal, the value of your investment could decline.

                                - Because the Fund invests in short-term
                                  securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with a lower yield.

                                - Foreign investments may be riskier than U.S.
                                  investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, and lack of government regulation.

                                - There can be no assurance that the investment
                                  objective of the Fund will be achieved.

WHO MAY WANT TO INVEST?         Consider investing in the Fund if you:
                                - ARE SEEKING PRESERVATION OF CAPITAL
                                - HAVE A LOW RISK TOLERANCE
                                - ARE WILLING TO ACCEPT LOWER POTENTIAL RETURNS
                                  IN EXCHANGE FOR A HIGHER DEGREE OF SAFETY
                                - ARE INVESTING SHORT-TERM RESERVES

                                This Fund will not be appropriate for anyone:
                                - SEEKING HIGH TOTAL RETURNS
                                - PURSUING A LONG-TERM GOAL OR INVESTING FOR
                                  RETIREMENT

RISK/RETURN SUMMARY AND FUND EXPENSES

This table describes the fees and expenses that you         FEES AND EXPENSES
may pay if you buy and hold shares of the Lyon Street
Institutional Money Market Fund.                            SHAREHOLDER FEES
                                                            (fees paid directly from your investment)

                                                            Maximum Sales Charge (Load)
                                                            Imposed on Purchases                                 None

                                                            ANNUAL FUND OPERATING EXPENSES
                                                            (expenses that are deducted from Fund assets)

                                                            Management Fees                                     0.40%
                                                            ---------------------------------------------------------

                                                            Distribution and Service (12b-1) Fees                None
                                                            ---------------------------------------------------------

                                                            Other Expenses                                      0.34%
                                                            ---------------------------------------------------------

                                                            Total Annual Fund Operating Expenses                0.74%
                                                            ---------------------------------------------------------

                                                            Fee Waiver                                          0.52%
                                                            ---------------------------------------------------------

                                                            Net Annual Fund Operating Expenses                 0.22%*
                                                            ---------------------------------------------------------

--------------------------------------------------------------------------------
* This is the actual total fund operating expense you will pay as an investor in this Fund. That's because the Adviser has contractually agreed to waive a portion of the annual management fees, and the Administrator has contractually agreed to waive a portion of the administration fee, payable by the Fund until December 31, 2001.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes:

- $10,000 investment
- 5% annual return
- redemption at the end of each period
- no changes in the Fund's operating expenses, except for the expiration of the current contractual fee waivers on December 31, 2001

Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

                                                              1               3               5              10
LYON STREET INSTITUTIONAL MONEY MARKET FUND                  Year           Years           Years           Years
                                                             $23            $184            $360            $870

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                      INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

                      The Fund's investment objective is to seek current income from short-term securities while preserving capital and maintaining liquidity. As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission's Rule 2a-7. This rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must have a remaining maturity of no more than 397 days, and its investments must maintain an average weighted maturity that does not exceed 90 days.

                      With respect to substantially all of its securities, the Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If the money market instrument is not rated, the Adviser must determine that it is of comparable quality to eligible rated instruments. In addition, the Fund considers an investment's projected rate of return and whether the investment meets the requirements of Rule 2a-7.

                      The Statement of Additional Information has more detailed information about the investment policies and strategies of the Fund.

                      INVESTMENT RISKS

                      The Fund's primary risks are INTEREST RATE RISK and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

                      CREDIT RISK is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

                      The Fund's investments in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to FOREIGN RISK. Foreign investments subject the Fund to investment risks different from those associated with domestic investments. Foreign securities issuers are usually subject to less regulation than U.S. issuers. Reporting, accounting, and auditing standards of foreign countries are less stringent, in some cases significantly, than U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments that could adversely affect the Fund's investments.

                      The Fund also is subject to MANAGEMENT RISK because it is an actively managed portfolio. The Fund's Adviser uses its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

                      There can be no assurance that the investment objective of the Fund will be achieved. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains.

FUND MANAGEMENT

INVESTMENT ADVISER
--------------------------------------------------------------------------------

                      Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company, the Fund's former investment adviser), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Fund. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

                      On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc. ("Fifth Third")

                      Prior to April 2, 2001, the investment adviser to the Fund was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an Interim Investment Advisory Agreement under which Fifth Third Bank (now Fifth Third Asset Management Inc.) became the investment adviser to the Kent Funds effective upon the closing date of the Transaction. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Trust's shareholders of a new investment advisory agreement.

                      Subject to the supervision of the Funds' Board of Trustees, Fifth Third manages the Funds' assets, including buying and selling portfolio securities. Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

                      Fifth Third is entitled to receive management fees in the amount of 0.40% of the average daily net assets of the Fund. However, Fifth Third has contractually agreed to waive until December 31, 2001, a portion of its management fees so that the total annual operating expenses of the Fund will not exceed 0.22%. Lyon Street Asset Management Company received fees in the amount of 0.08% of the average daily net assets of the Fund during the period it served as investment adviser. Lyon Street Asset Management Company waived a portion of its contractual fees (which, without waivers, were 0.40%) during the period it served as investment adviser.

DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR
--------------------------------------------------------------------------------

                      Kent Funds Distributors, Inc. ("Distributor") is the distributor of the Fund's shares. The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219.

                      Fifth Third Bank provides management and administrative services to the Fund, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. Fifth Third Bank also acts as the fund accountant, transfer agent and dividend paying agent of the Fund.

FUND MANAGEMENT

                      BISYS Fund Services Ohio, Inc. ("BISYS") provides certain administrative, fund accounting, transfer agent and dividend paying agent services to the Fund pursuant to agreements between Fifth Third Bank and BISYS. As compensation for its services, BISYS receives fees from Fifth Third Bank. The fees paid to BISYS by Fifth Third Bank for such services come out of Fifth Third Bank's fees and are not an additional charge to the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

                      Prior to April 2, 2001, Old Kent Securities Corporation served as administrator, fund accountant and transfer agent to the Funds. As part of the Transaction, Old Kent Securities Corporation assigned its duties and responsibilities as administrator, fund accountant and transfer agent to Fifth Third Bank.

                      The Statement of Additional Information has more detailed information about the Adviser and other service providers.

PROPOSED REORGANIZATION
--------------------------------------------------------------------------------

                      At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that a reorganization of each of the Kent Funds into a corresponding portfolio of the Fifth Third Funds would be advisable, in the best interests of shareholders of the Kent Funds and would not dilute the value of shares held by shareholders. (Lyon Street Institutional Money Market Fund is a portfolio of the Kent Funds.) The Board recommended that the Kent Funds' shareholders approve the transaction. The Board called a special meeting of the shareholders ("Meeting") of the Kent Funds to be held on or about July 27, 2001. At this Meeting, shareholders of the Kent Funds will be asked: (1) to consider and act upon an Agreement and Plan of Reorganization pursuant to which each Kent Fund will transfer all of its assets to a corresponding Fifth Third Fund in exchange for shares of such Fifth Third Fund and the assumption by such Fifth Third Fund of all of the liabilities of such Kent Fund, followed by the liquidation of such Kent Fund, and the distribution of shares of such Fifth Third Fund to the shareholders of such Kent Fund. If approved by shareholders, the reorganization of the Kent Funds with and into the Fifth Third Funds will take place on or about October 29, 2001; (2) to consider and act upon a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street Asset Management Company. The new investment advisory agreement was approved by the Board of Trustees of the Kent Funds on April 12, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the Meeting and will continue until the relevant Kent Fund's reorganization; and (3) to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW NAV IS CALCULATED

The NAV is calculated by adding
the total value of a Fund's
investments and other assets,
subtracting its liabilities and
then dividing that figure by the
number of outstanding shares of
the Fund:
            NAV =
  TOTAL ASSETS - LIABILITIES
 ----------------------------
       NUMBER OF SHARES
         OUTSTANDING

                                The Fund's net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 2 p.m. Eastern time on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the New York Stock Exchange is open for business. For example, if you place a purchase order to buy shares of the Fund, it must be received in good order by 2:00 p.m. Eastern time in order to receive the NAV calculated at 2:00 p.m. that day. If your order is received in good order after 2:00 p.m., you will receive the NAV calculated at 2:00 p.m. Eastern Time the next day. The Fund values its securities at amortized cost. The amortized cost method involves valuing a portfolio security at its cost and thereafter applying a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

MINIMUM INITIAL INVESTMENT       $500,000

Subsequent investments may be made in any amount.

--------------------------------------------------------------------------------

The Fund may waive its minimum investment requirements and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

HOW CAN I PURCHASE SHARES?

You can purchase shares by taking the following steps:

      1. To open an account, call 1-800-633-KENT (5368) to obtain an account or wire identification number and to place a purchase order.

      2. Wire federal funds, which must be received by the Fund no later than the close of business the day the purchase order is placed. You must establish an account with the Fund prior to sending the wire. The wire must include your Fund account number.

You should note that (i) a purchase of shares will not be completed until the Fund receives the purchase proceeds and (ii) banks may charge for wiring federal funds to the Fund. You may obtain information on how to wire funds from any national bank and certain state banks.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.

If you wish to receive distributions in cash, notify the Fund at 1-800-633-KENT
(5368) and your distributions will be sent by electronic funds transfer directly to your designated bank account.

--------------------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SELLING YOUR SHARES
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund.

You can redeem shares on any day that the New York Stock Exchange is open for business. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.
      As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

The Fund may temporarily stop redeeming shares when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted, when an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets or if the Securities and Exchange Commission orders the Fund to stop redemptions.

If you intend to redeem shares worth more than $1,000,000, you should notify the Fund at least one business day in advance.

Redemption proceeds will be wired in federal funds only to the commercial bank and account number listed on your account application. To change the bank account, you should call the Fund at 1-800-633-KENT (5368) and request the appropriate form.
--------------------------------------------------------------------------------

BY TELEPHONE                    Call 1-800-633-KENT (5368) with redemption
                                instructions.

                                Redemption orders received prior to 2:00 p.m. eastern standard time will be settled on the same day.
--------------------------------------------------------------------------------

BY MAIL                         1. Call 1-800-633-KENT (5368) to request
                                   redemption forms or write a letter of
                                   instruction indicating:
                                   - your account name and number
                                   - amount or number of shares you wish to redeem
                                   - address where your check should be sent
                                   - account owner signature
                                   - if a stock certificate has been issued, you
                                     must sign the back of the certificate and submit it together with the redemption request.

                                2. Mail to:
                                   LYON STREET INSTITUTIONAL MONEY MARKET FUND
                                   P.O. BOX 182201
                                   COLUMBUS, OHIO 43218-2201
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

GENERAL REDEMPTION INFORMATION  During periods of unusual market activity it may be difficult to reach the Fund by telephone. In such cases, shareholders should follow the procedures for redeeming by mail. Neither the Fund nor any of its service providers will be liable for following telephone instructions reasonably believed to be genuine unless it acts with willful misfeasance, bad faith or gross negligence. In this regard, the Fund and its transfer agent will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. Such procedures will include the requirement that personal identification be provided before accepting a telephone redemption.

                                The Fund reserves the right to redeem an account if its value falls below $100,000 as a result of redemptions or exchanges (but not as a result of a decline in net asset value). A shareholder will be notified in writing and allowed 60 days to increase the value of the account to the minimum investment level.

PAYMENT OF REDEMPTION
PROCEEDS You can generally expect to receive redemption proceeds within seven days of receipt of a request. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND              The Fund reserves the right to make payment in
                                securities rather than cash, known as a
                                "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

                                IMPORTANT INFORMATION REGARDING STOCK
                                CERTIFICATES AND REDEMPTION NOTICES. SIGNATURES ON REDEMPTION NOTICES AND STOCK CERTIFICATES MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A U.S. COMMERCIAL BANK OR TRUST COMPANY OR OTHER ENTITY APPROVED BY THE FUND, IF THE AMOUNT REDEEMED IS GREATER THAN $50,000, IF THE PROCEEDS ARE TO BE MAILED TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD, OR THE PROCEEDS ARE TO BE MADE PAYABLE TO A PARTY OTHER THAN THE OWNER OF THE ACCOUNT. THE FUND CAN CHANGE THE ABOVE REQUIREMENTS OR REQUIRE ADDITIONAL DOCUMENTS AT ANY TIME.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to:

     KENT FUNDS
     P.O. BOX 182201

     COLUMBUS, OHIO 43218-2201
     or by calling 1-800-633-KENT (5368)

Please provide the following information:

   - Your name and telephone number
   - The exact name on your account and account number
   - Taxpayer identification number (or Social Security Number, if you are an individual)
   - Dollar value or number of shares to be exchanged
   - The name of the Fund from which the exchange is to be made and the account number
   - The name of the Fund into which the exchange is being made, and if this is an existing account, please provide the account number

You may acquire Institutional Shares of any other investment portfolio of the Kent Funds by exchanging shares of the Fund for shares of the new fund. In effect, you would be redeeming (reselling to the Fund) shares of the old fund and purchasing shares of the new fund. Exchanges are effected at the net asset value next determined after the exchange request is received in good order by the Fund. Be sure to read carefully the prospectus of any fund into which you wish to exchange shares.
You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one fund to another are taxable.

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT EXCHANGES

Kent Funds may disallow exchanges of shares if a shareholder has made more than five exchanges between investment portfolios offered by the Kent Funds in a year, or more than three exchanges in a calendar quarter. The Kent Funds may reject any exchanges or change or terminate rights to exchange shares. The exchange privilege is available only in states where shares of the new fund may be sold.

SHAREHOLDER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. The Fund declares dividends from net investment income on every business day. Dividends on the Fund are paid monthly. Capital gains, if any, for the Fund are distributed at least annually.

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

The Fund expects the dividends will primarily consist of ordinary income or, if any, short-term capital gains as opposed to long-term capital gains.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you will receive in the mail federal tax information on distributions paid by the Fund.

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.
--------------------------------------------------------------------------------

                                                    INCREASE IN          LESS
                                                     NET ASSETS      DIVIDENDS TO
                                                   RESULTING FROM    SHAREHOLDERS
                                         NET        OPERATIONS:         FROM:           NET
                                       ASSETS      --------------    ------------    INCREASE     NET ASSET
                                       VALUE,           NET              NET          IN NET       VALUE,
                                      BEGINNING      INVESTMENT       INVESTMENT       ASSET       END OF     TOTAL
                                      OF PERIOD        INCOME           INCOME         VALUE       PERIOD     RETURN
--------------------------------------------------------------------------------------------------------------------
LYON STREET INSTITUTIONAL MONEY
  MARKET FUND
Ticker Symbol: LSIXX
Period ended December 31, 2000(1)      $1.000          0.046            (0.046)         --         $1.000      4.71%!
--------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA
                                    ---------------------------------------------
                                                            RATIO OF
                                               RATIO OF       NET        RATIO OF
                                      NET      EXPENSES    INVESTMENT    EXPENSES
                                    ASSETS,       TO       INCOME TO        TO
                                    END OF     AVERAGE      AVERAGE      AVERAGE
                                    PERIOD       NET          NET          NET
                                    (000'S)     ASSETS       ASSETS      ASSETS*
----------------------------------  ---------------------------------------------
LYON STREET INSTITUTIONAL MONEY
  MARKET FUND
Ticker Symbol: LSIXX
Period ended December 31, 2000(1)   $47,944      0.22%!!      6.39%!!      0.74%!!
----------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

!   Not annualized

!!  Annualized

(1) The Lyon Street Institutional Money Market Fund commenced operations on April 11, 2000.

The following additional information about the Fund is available to you free upon request:

Annual/Semi-Annual Reports:
The Fund's annual and semi-annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports and the SAI, request other information and discuss your questions about the Kent Funds by contacting a broker or other financial institution that sells the Kent Funds. In addition, you may contact the Kent Funds at: KENT FUNDS, P.O. BOX 102201, COLUMBUS, OHIO 43218-2201 or:

                  TELEPHONE: 1-800-633-KENT (5368)
                  INTERNET: HTTP://WWW.KENTFUNDS.COM*

You can review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can get copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov.

   - At no charge from the Commission's Website at http://www.sec.gov

* The Fund's website is not part of this Prospectus.

  Investment Company Act file No. 811-4824

  KKF-0391 (4/01)

[KENT FUNDS LOGO]

                             PROSPECTUS -  APRIL 30, 2001

        KENT ADVISOR

                            -- Science & Technology Fund
                            -- Canterbury Fund
                            -- Cascade Fund

                            CLOSED TO NEW INVESTMENT

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NOT FDIC INSURED        -       MAY LOSE VALUE       -       NO BANK GUARANTEE

TABLE OF CONTENTS

        Carefully review this important
  section, which summarizes each Fund's
           investments, risks and fees.
                                                   RISK/RETURN SUMMARY AND FUND EXPENSES

                                            2      Overview
                                            3      Science and Technology Fund
                                            4      Canterbury Fund
                                            5      Cascade Fund
                                            6      Principal Risks of Investing in the Funds
                                            8      Performance
                                            9      Fees and Expenses

                                                   ADDITIONAL INFORMATION
                                           10      Investment Policies and Practices

 Review this section for details on the
   people and organizations who oversee
                             the Funds.
                                                   FUND MANAGEMENT
                                           13      Investment Adviser
                                           14      Portfolio Managers

 Review this section for details on how
    shares are valued, how to purchase,
      sell and exchange shares, related
  charges and payments of dividends and
                         distributions.
                                                   SHAREHOLDER INFORMATION
                                           16      Liquidation of the Funds
                                           16      Pricing of Fund Shares
                                           17      Purchasing Your Shares
                                           19      Adding to Your Account
                                           20      Selling Your Shares
                                           21      General Policies on Selling Shares
                                           22      Exchanging Your Shares
                                           23      Dividends and Distributions
                                           23      Taxation

                                           24      FINANCIAL HIGHLIGHTS

                                                   BACK COVER
                                                   Where to learn more about the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES

OVERVIEW

--------------------------------------------------------------------------------

This prospectus describes the Advisor Shares of the following Kent Funds (the "Kent Advisor Funds" or the "Funds").

                          SCIENCE AND TECHNOLOGY FUND

                                CANTERBURY FUND

                                  CASCADE FUND

On the following pages, you will find important information about each Fund, including:

- the investment objective
- principal investment strategy
- performance information
- fees and expenses, and
- principal risks associated with each Fund

The Funds are managed by Fifth Third Asset Management Inc. ("Fifth Third").

                          PRINCIPAL RISKS OF THE FUNDS

-------------------------------------------------------------------------------------------------------------------
                                                                                     FOREIGN
                                                             MARKET    SELECTION    INVESTMENT    CONCENTRATION
                                                              RISK       RISK          RISK           RISK
-------------------------------------------------------------------------------------------------------------------
    Science and Technology Fund                                X           X            X               X
-------------------------------------------------------------------------------------------------------------------
    Canterbury Fund                                            X           X            X
-------------------------------------------------------------------------------------------------------------------
    Cascade Fund                                               X           X            X
-------------------------------------------------------------------------------------------------------------------

A complete description of these and other risks can be found in the section entitled "Principal Risks."

The Kent Science and Technology Fund has two classes of shares: Advisor Shares and Institutional Shares. The Kent Canterbury Fund and the Kent Cascade Fund each have one class of shares: Advisor Shares. Advisor Shares of the Funds are sold primarily through investment representatives. Institutional Shares of the Kent Science and Technology Fund are sold primarily to financial or other institutions. This prospectus only relates to the Advisor Shares of each Fund. The Institutional Shares of the Kent Science and Technology Fund are offered in a separate prospectus.

RISK/RETURN SUMMARY AND FUND EXPENSES

SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in the common stocks of companies that are engaged in the innovation, development or advancement of science and technology. Some of the industries likely to be included in the portfolio are:

                                - computers, including products, software,
                                  hardware and electronic systems and components
                                - internet
                                - biotechnology
                                - pharmaceuticals
                                - telecommunications
                                - media and information services
                                - chemicals and synthetic materials
                                - defense and aerospace
                                - medical supply

                                Fifth Third selects stocks based on a company's prospects for above-average earnings. The Fund's holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technological advances. The Fund may also invest in companies that Fifth Third believes will significantly benefit from technological advances even if they are not directly involved in research and development.

                                The Fund may invest without limit in foreign securities and American Depositary Receipts ("ADRs"). The Fund may also invest in futures and options.

                                The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

RISK/RETURN SUMMARY AND FUND EXPENSES

CANTERBURY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in equity securities of U.S.
                                companies with at least $1 billion in market capitalization at the time of purchase. The Fund intends to invest at least 65% of its total assets in equity securities of companies which Fifth Third believes have above-average potential for growth in revenues, earnings or assets.

                                The Fund intends generally to purchase common stock. The Fund may also invest in preferred stock or bonds that are convertible into common stock. The Fund may invest a portion of its assets in foreign securities or ADRs.
 MARKET CAPITALIZATION
 is a common measure of the
 size of a company. It is
 the market price of a share
 of the company's stock
 multiplied by the number of
 shares that are
 outstanding.

RISK/RETURN SUMMARY AND FUND EXPENSES

CASCADE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. The Fund intends to invest at least 65% of its total assets in equity securities of companies that Fifth Third believes have above-average potential for growth in revenues, earnings or assets.

                                The Fund intends generally to purchase common stock. The Fund may also invest in preferred stock or bonds that are convertible into common stock. The Fund may invest a portion of its assets in foreign securities or ADRs.
 MARKET CAPITALIZATION
 is a common measure of the
 size of a company. It is
 the market price of a share
 of the company's stock
 multiplied by the number of
 shares that are
 outstanding.

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS -
ALL FUNDS                       Investing in the Funds involves risks common to
                                any investment in securities. By itself, no fund constitutes a balanced investment program. There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                                An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                A full discussion of all permissible investments can be found in the Statement of Additional Information.

                                Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Selection risk means that the particular stocks that are selected for a Fund may underperform the market or other funds with similar objectives.

ADDITIONAL PRINCIPAL
INVESTMENT RISKS                CONCENTRATION RISK. Because the Science and
                                Technology Fund's investments are concentrated in issuers conducting business in the technology and science market sectors, the Fund is more sensitive to legislative or regulatory changes, adverse market conditions and/or increased competition affecting those market sectors.
                                Competitive pressures may significantly impact the financial condition of technology companies.
                                For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles. In addition, many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

                                Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments in more economic sectors. As a result, the Science and Technology Fund's net asset value may be subject to rapid and substantial changes.

                                CAPITALIZATION RISK. While stocks of smaller companies can provide greater growth potential and potentially higher returns, they carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for a Fund to sell its shares at a desirable price. Smaller companies may be more sensitive to changes in the economy overall. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Historically, small company stocks have

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS, CONTINUED

                                been more volatile than those of larger
                                companies. As a result, the net asset values of the Cascade Fund and the Science and Technology Fund may be subject to rapid and substantial changes.

                                INVESTMENT STYLE RISK. Each of the Funds will invest primarily in growth stocks. Growth stocks offer strong revenue and earnings potential and accompanying capital growth, with less dividend income than value stocks. Growth stocks present the risk that they may not perform as well as other types of stocks, such as value stocks.

                                The Canterbury Fund and the Cascade Fund may invest in technology stocks. The risks associated with investing in technology stocks are described under "Concentration Risk."

                                FOREIGN INVESTMENT RISK. Each of the Funds may invest in foreign securities. As a result, an investment in the Funds involves additional risks not present in equity funds which invest solely in shares of U.S. companies.

                                Stocks of foreign companies are subject to special risks, including the following:
                                - Currency risk means that fluctuations in
                                  foreign exchange rates could affect the dollar value of a Fund's securities. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.
                                - Compared to companies in the U.S., there is
                                  generally less publicly available information about foreign companies and there may be less government oversight of foreign stock exchanges and the companies traded on them. There may also be less stringent accounting, auditing and financial reporting standards. In addition, foreign markets may have lower trading volumes, resulting in stocks that may be more difficult to sell and more volatile in price. Investments in some foreign countries could be subject to such factors as expropriation, confiscation or difficulties enforcing contracts. All of these factors can make foreign investments more risky than U.S. investments.
                                - Furthermore, transaction fees may be higher
                                  for foreign investments, due to higher
                                  brokerage commissions, fees on currency
                                  exchanges, and possible imposition of dividend or interest withholding by foreign governments. These may cause higher transaction costs which can result in lower returns or decreased liquidity.

                                For additional information on foreign
                                securities, see "Additional Information -
                                Investment Policies and Practices."

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS, CONTINUED

WHO MAY WANT TO INVEST          Consider investing in the Funds if you are:
                                - PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
                                - SEEKING TO ADD AN AGGRESSIVE GROWTH COMPONENT
                                  TO YOUR PORTFOLIO
                                - WILLING TO ACCEPT HIGHER RISKS OF INVESTING IN
                                  THE STOCK MARKET AND THE POTENTIAL FOR
                                  ABOVE-AVERAGE PRICE FLUCTUATIONS IN EXCHANGE
                                  FOR POTENTIALLY HIGHER LONG TERM RETURNS

                                The Funds will not be appropriate for anyone:
                                - SEEKING MONTHLY INCOME
                                - PURSUING A SHORT-TERM GOAL OR INVESTING
                                  EMERGENCY RESERVES
                                - SEEKING SAFETY OF PRINCIPAL
PERFORMANCE
--------------------------------------------------------------------------------

No performance information is shown for the Funds because the Funds did not have one full calendar year of performance as of the date of this prospectus. The performance of the Funds will vary from year to year. As with all mutual funds, a Fund's past performance will not necessarily indicate how it will perform in the future.

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                        SCIENCE AND
                                                      TECHNOLOGY FUND    CANTERBURY FUND    CASCADE FUND
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                      5.75%(1)           5.75%(1)          5.75%(1)
Maximum Deferred Sales Charge (Load)                          0%(2)              0%(2)             0%(2)
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends                                                   0%                 0%                0%
Redemption Fee                                                0%                 0%                0%
Exchange Fee                                                  0%                 0%                0%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fees                                            0.70%              0.70%             0.70%
Distribution (12b-1) Fees                                  0.25%              0.25%             0.25%
Other Expenses                                             2.26%             30.68%            51.52%
                                                           -----             ------            ------
TOTAL ANNUAL FUND OPERATING EXPENSES                       3.21%(3)          31.63%(3)         52.47%(3)
                                                           =====             ======            ======

   1 Sales charges are reduced or eliminated for larger purchases.

   2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following certain purchases made without a sales charge.

   3Total Annual Fund Operating Expenses have been restated to reflect current expenses. The Funds' investment adviser, administrator, fund accountant and transfer agent have voluntarily agreed to waive a portion of their fees and/or reimburse fees so that the Total Annual Fund Operating Expenses that you will pay as an investor in each Fund are:

     Science and Technology Fund                                  1.68%
     Canterbury Fund                                              1.57%
     Cascade Fund                                                 1.57%

     These waivers may be terminated at any time.

See "Shareholder Information -- Purchasing Your Shares" for additional information on sales charges.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes to the Funds' operating expenses

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                        SCIENCE AND
                                                      TECHNOLOGY FUND    CANTERBURY FUND    CASCADE FUND
------------------------------------------------------------------------------------------------------------
ONE YEAR AFTER PURCHASE                                   $  736             $   726           $  726
THREE YEARS AFTER PURCHASE                                $1,372             $ 5,359           $6,676
FIVE YEARS AFTER PURCHASE                                 $2,032             $ 7,854           $8,317
TEN YEARS AFTER PURCHASE                                  $3,786             $10,144           $8,918

ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES
--------------------------------------------------------------------------------

This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that Fifth Third may use in the day-to-day management of the Fund's portfolios. Although each of the Funds may invest in the securities and pursue the strategies described below, a Fund will not necessarily do so.

The investment objectives of the Funds are not fundamental and may be changed by the Trustees without shareholder approval. The Funds adhere to certain investment restrictions and policies at the time they make an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

TYPES OF PORTFOLIO SECURITIES   In seeking to meet its investment objective,
                                each Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the Fund's investment program.

                                The Funds invest primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

                                COMMON STOCKS. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

                                The Funds will invest primarily in growth stocks, but may also invest in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                                CONVERTIBLE SECURITIES AND WARRANTS. The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles are sold as units that combine higher or lower current income with options, warrants and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

                                FOREIGN SECURITIES. There is no limit to the amount of assets the Science and Technology Fund may invest in foreign securities. The Canterbury and Cascade Funds may invest up to 10% of their total assets in foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND PRACTICES, CONTINUED

                                practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

                                AMERICAN DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. Securities underlying such investments, however, are denominated in foreign currencies.

                                HYBRID INSTRUMENTS. Each Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Fund may not be successful.

                                PRIVATE PLACEMENTS. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, these securities are not registered with the SEC. Although most of these securities may be readily sold, for example, under Rule 144A or Section 4(2), others may be illiquid, and their sale may involve substantial delays and additional costs.

TYPES OF INVESTMENT
MANAGEMENT PRACTICES            FUTURES AND OPTIONS. Futures (a type of
                                potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The Funds may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; as a cash management tool; and to protect the value of portfolio securities. The Funds may purchase and write options on futures contracts. The Funds may also purchase put and call options and write covered call and secured put options on securities, indices, financial instruments and foreign currencies.

                                MANAGING FOREIGN CURRENCY RISK. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. If a Fund were to engage in foreign currency transactions, they would be used primarily to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar or another foreign currency. Such transactions involve the risk that anticipated currency

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND PRACTICES, CONTINUED


                                movements will not occur, and the Fund's total return could be reduced.

                                PORTFOLIO TURNOVER. The Funds will not generally trade in securities for short-term profits, but, when circumstances warrant, the Funds may purchase and sell securities without regard to the length of time held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by a Fund.

                                INVESTING FOR DEFENSIVE PURPOSES. When Fifth
                                Third determines that market conditions are appropriate, each of the Funds may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments. If a Fund is investing defensively, it will not be pursuing its investment objective.

FUND MANAGEMENT

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company, the Funds' former investment adviser), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Funds. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

Prior to April 2, 2001, the investment adviser to the Funds was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an Interim Investment Advisory Agreement under which Fifth Third Bank (now Fifth Third Asset Management Inc.) became the investment adviser to the Kent Funds effective upon the closing date of the Transaction. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Funds' shareholders of a new investment advisory agreement.

Subject to the supervision of the Funds' Board of Trustees, Fifth Third manages the Funds' assets, including buying and selling portfolio securities. Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

As compensation for Fifth Third's investment advisory services, each Fund pays Fifth Third an annual fee of 0.70% of the Fund's average daily net assets. Under the Interim Investment Advisory Agreement, the contractual investment advisory fees will remain the same for the term of the Agreement. Each Fund paid Lyon Street Asset Management Company a fee of 0.70% of the Fund's average daily net assets for the period during which it served as investment adviser to the Funds.

FUND MANAGEMENT

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Fifth Third has several portfolio managers committed to the day-to-day management of the Funds.

-----------------------------------------------------------------------------------------------------------------------------
                           MANAGER                                                    EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------
    JOSEPH T. KEATING, Chief Market Strategist and Chief     - Mr. Keating is responsible for developing and implementing
    Fixed Income Officer at Fifth Third                      the Funds' investment policies.

                                                             - Mr. Keating has over twenty-one years of portfolio
                                                               management experience.
                                                             -Mr. Keating has been with Fifth Third since April 2001. He has been President and Chief Investment Officer of Lyon
                                                              Street Asset Management Company, a registered investment
                                                              adviser, since February 1998 and was Senior Vice President of Old Kent Bank from October 1987 to April 2001. Prior to joining Old Kent, Mr. Keating was Vice President, Chief
                                                              Economist and Director of Fixed Income at American National
                                                              Bank and Trust Company in Chicago, Illinois. He had been
                                                              with American National for over eight years as an economist and investment strategist. Prior to joining American
                                                              National, he served as an economist for the Federal Reserve
                                                              Bank of Chicago for three years.
-----------------------------------------------------------------------------------------------------------------------------
    ALLAN J. MEYERS, CFA, Director of Large Company Stock    - Mr. Meyers has over twenty-five years of portfolio
                                                               management experience.
    Management                                               - Mr. Meyers is also the portfolio manager of the Kent
                                                             Growth and Income Fund and the Kent Large Company Growth
                                                               Fund and co-portfolio manager of the Kent International
                                                               Growth Fund.
                                                             -Mr. Meyers has been with Fifth Third since April 2001. He was Chief Equity Officer of Lyon Street Asset Management
                                                              Company, a registered investment adviser, from February
                                                              1998 to April 2001 and was responsible for equity research and management. Mr. Meyers was Senior Vice President and
                                                              Director of Active Equity Management with Old Kent Bank
                                                              from June 1984 to April 2001. Prior to joining Old Kent in
                                                              1984, Mr. Meyers served as Vice President and Trust
                                                              Investment officer of American National Bank and Trust
                                                              Company in Kalamazoo responsible for equity investments and portfolio management of employee benefit, foundation and
                                                              individual accounts. He had been with American National for nine years in Trust Investments, Commercial Loans,
                                                              Comptrollers and Affiliate Banking departments.
-----------------------------------------------------------------------------------------------------------------------------
    ROBERT CUMMISFORD, CFA, Director of Small Company        - Mr. Cummisford has over nine years of portfolio management experience.
    Management                                               - Mr. Cummisford is also the portfolio manager of the Kent
                                                             Small Company Growth Fund.
                                                             -Mr. Cummisford has been with Fifth Third since April 2001.
                                                             He was Vice President and Director of Small Company Stock
                                                              Management with Lyon Street Asset Management Company, a
                                                              registered investment adviser, from February 1998 to April
                                                              2001 and was responsible for research and portfolio
                                                              management in the active equity management area. Mr.
                                                              Cummisford was Vice President and Director of Small Company
                                                              Stock Management with Old Kent Bank from February 1997 to
                                                              April 2001. Prior to joining Old Kent, Mr. Cummisford was a
                                                              Senior Consultant at Ibbotson Associates for two years.
                                                              Prior to joining Ibbotson Associates, he was an Investment
                                                              Officer/Mutual Funds Analyst with First Chicago
                                                              Corporation, and previously worked in First Chicago's
                                                              personal trust and internal audit areas.
-----------------------------------------------------------------------------------------------------------------------------
    DAVID C. EDER, Director of Structured Equity Products    - Mr. Eder has over eight years of portfolio management
                                                               experience.
                                                             - Mr. Eder is also the portfolio manager of the Kent
                                                             International Growth Fund and a manager of the Kent Index
                                                               Equity Fund.
                                                             -Mr. Eder has been with Fifth Third since April 2001. He was
                                                             Director of Structured Equity Management with Lyon Street
                                                              Asset Management Company, a registered investment adviser, from February 1998 to April 2001 and was responsible for
                                                              all structured equity management and trading. Mr. Eder was
                                                              Vice President and Director of Structured Equity Management
                                                              with Old Kent Bank from November 1997 to April 2001; an
                                                              Assistant Vice President with Old Kent Bank's Investment
                                                              Management Group from September 1996 to November 1997; an
                                                              Investment Officer with Old Kent Bank's Investment
                                                              Management Group from May 1994 to September 1996; an
                                                              employee of Old Kent Bank's Investment Management Group
                                                              from August 1992 to May 1994; and a Systems Analyst in Old
                                                              Kent Bank's Information Systems Department from August 1989 to August 1992. Prior to joining Old Kent, Mr. Eder was a
                                                              Programmer/Analyst for the Grand Rapids Public School
                                                              systems' Research and Development Department.
-----------------------------------------------------------------------------------------------------------------------------
    DANIEL SKUBIZ, Portfolio Manager                         - Mr. Skubiz is also a co-portfolio manager of the Kent
                                                             Growth and Income Fund and the Kent Large Company Growth
                                                               Fund.
                                                             -Mr. Skubiz has been with Fifth Third since April 2001. He was Assistant Vice President with Lyon Street Asset
                                                              Management Company, a registered investment adviser, from
                                                              April 2000 to April 2001 and was responsible for
                                                              quantitative equity research and portfolio management. Mr.
                                                              Skubiz was also an Assistant Vice President with Old Kent
                                                              Bank from April 2000 to April 2001. Prior to joining Old
                                                              Kent, Mr. Skubiz was a Vice President and Portfolio Manager
                                                              for TradeStreet Investment Associates, Inc. from December
                                                              1997 to May 2000; a Portfolio Manager with Boatmen's Trust
                                                              Company from July 1996 to December 1997, and a fund
                                                              accountant with Boatmen's Trust Company from May 1994 to
                                                              July 1996.
-----------------------------------------------------------------------------------------------------------------------------

FUND MANAGEMENT

SCIENCE AND TECHNOLOGY FUND
There is an investment advisory team that is responsible for the day-to-day management of the Science and Technology Fund. The Fund's investment advisory team is composed of the following members: David C. Eder, Allan J. Meyers, Robert Cummisford and Daniel Skubiz. The investment advisory team has had day-to-day responsibility for managing the Fund since the Fund's inception.

CANTERBURY FUND

Allan J. Meyers and Daniel Skubiz are responsible for the day-to-day management of the Canterbury Fund. Mr. Meyers and Mr. Skubiz have had day-to-day responsibility for managing the Fund since its inception.

CASCADE FUND
Robert Cummisford is responsible for the day-to-day management of the Cascade Fund. Mr. Cummisford has had day-to-day responsibility for managing the Fund since its inception.

The Statement of Additional Information has more detailed information about Fifth Third and the Funds' other service providers.

SHAREHOLDER INFORMATION

LIQUIDATION OF THE FUNDS
--------------------------------------------------------------------------------

At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that it would be in the best interests of shareholders to terminate and liquidate the Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund. In anticipation of the termination and liquidation, the Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund will not accept additional investments or open new accounts. The Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund will sell their portfolio securities and invest in short-term obligations and cash in order to effect the liquidation. Shareholders who have not voluntarily redeemed their holdings prior to June 25, 2001, will have their shares liquidated. Each current shareholder of record as of April 24, 2001 or thereafter may exchange their shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund for shares of a Fifth Third Fund at net asset value. To each shareholder of record as of April 24, 2001 or thereafter who does not choose to exchange their shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund for shares of a Fifth Third Fund, Old Kent Securities Corporation has agreed to reimburse, within a reasonable period of time after redemption, the amount of any sales loads (charges) paid for the purchase of shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund. Shareholders with an account that includes tax-qualified monies should consult their tax adviser and should provide instructions to their registered representative or the Fund regarding the treatment of the liquidating distribution so that, to the extent possible, the distribution is characterized as a tax-free distribution. PRICING OF FUND SHARES
--------------------------------------------------------------------------------
HOW NAV IS CALCULATED
The net asset value ("NAV") of a
share of the Advisor class of
each Fund is calculated by
adding the total value of the
Fund's investments and other
assets attributable to the
Advisor class, subtracting the
liabilities of the Fund
attributable to the Advisor
class and then dividing that
figure by the number of
outstanding shares of the Fund
attributable to the Advisor
class:
             NAV =
  Total Assets attributable to
             class
 - Liabilities attributable to
             class
 ------------------------------
  Number of Shares Outstanding
     attributable to class
The per share NAV for each class
of a Fund is determined at the
close of regular trading on the
New York Stock Exchange,
normally at 4:00 p.m. Eastern
time, on each day the Exchange
is open.

                                HOW OFFERING PRICE IS CALCULATED
                                The offering price is the NAV plus the front-end sales charge.

                                HOW THE FUNDS' SECURITIES ARE VALUED
                                The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost. A Fund may invest in securities

SHAREHOLDER INFORMATION

                                primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

                                HOW YOUR PURCHASE OR SALE PRICE IS DETERMINED Your shares will be purchased at the offering price, or sold at the NAV, next determined after your request is received in good order by the Fund on any day that the New York Stock Exchange is open for business. For example: If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time on that day. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

SHAREHOLDER INFORMATION

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------

EFFECTIVE FEBRUARY 2001, THE KENT ADVISOR FUNDS ARE CLOSED TO NEW PURCHASES.

You may purchase the Kent Advisor Funds through any investment representative or financial institution authorized to sell the Funds' Advisor Shares. The investment representative is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

To purchase any of the Kent Advisor Funds by check, make your check payable to "Kent Advisor Funds" and include the name of the Fund(s) you wish to purchase on the check. Mail the check, along with your completed application, to: Kent Advisor Funds, P.O. Box 182201, Columbus, OH 43218-2201.

- All purchases must be in U.S. dollars.
- A fee will be charged for any checks that do not clear.
- Third-party checks are not accepted.
- Kent Advisor Funds may be purchased through IRAs and Rollover IRAs, which are available through the Funds.

                                    MINIMUM                MINIMUM
        ACCOUNT TYPE          INITIAL INVESTMENT*   SUBSEQUENT INVESTMENT
- Non-retirement accounts           $1,000                  None
- Retirement Accounts               $  100                  None
- Automatic investment plans        $1,000                   $50

A Fund may waive its minimum investment requirements and each Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

* Minimum initial investments may be waived for employees of Old Kent and its affiliates, investors in tax-sheltered plans, and investors in certain qualified retirement accounts.
--------------------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING
Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

---------------------------------------------------------------------------------------------------------------------
                                                    Sales Charge as a Percentage of        Dealer Concession as a
                                                  -----------------------------------          Percentage of
                   Investment                     Offering Price      Net Asset Value         Offering Price*
---------------------------------------------------------------------------------------------------------------------
    Less than $25,000                                  5.75%               6.10%                    5.00%
---------------------------------------------------------------------------------------------------------------------
    $25,000 but less than $50,000                      5.00                5.26                     4.25
---------------------------------------------------------------------------------------------------------------------
    $50,000 but less than $100,000                     4.50                4.71                     3.75
---------------------------------------------------------------------------------------------------------------------
    $100,000 but less than $250,000                    3.50                3.63                     2.75
---------------------------------------------------------------------------------------------------------------------
    $250,000 but less than $500,000                    2.50                2.56                     2.00
---------------------------------------------------------------------------------------------------------------------
    $500,000 but less than $750,000                    2.00                2.04                     1.60
---------------------------------------------------------------------------------------------------------------------
    $750,000 but less than $1 million                  1.50                1.52                     1.20
---------------------------------------------------------------------------------------------------------------------
    $1 million and above                          See below           See below              See below
---------------------------------------------------------------------------------------------------------------------

*The dealer concession may change periodically.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING YOUR SHARES, CONTINUED

PURCHASES NOT SUBJECT TO SALES CHARGE; CONTINGENT DEFERRED SALES
CHARGE. Investments of $1 million or more are sold with no initial sales charge. However a 1% contingent deferred sales charge may be imposed on the NAV of the shares redeemed if redemptions are made within one year of purchase. Shares exchanged from another Kent Advisor Fund and reinvested dividend shares are not subject to an initial sales charge. The Trust's distributor may pay a dealer concession of up to 1% on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your sales charge. You must let your investment representative or the Funds' transfer agent know at the time of purchase that you qualify for a reduction in your sales charge using one or any combination of the methods described below and in the Statement of Additional Information.

AGGREGATING ACCOUNTS. To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:
   - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
   - solely-controlled business accounts;
   - single-participant retirement plans.

Other types of accounts may also be aggregated. You should check with your financial adviser or consult the Statement of Additional Information for more information.

CONCURRENT PURCHASES. You may combine simultaneous purchases of two or more Kent Advisor Funds to qualify for a reduced sales charge.

RIGHTS OF ACCUMULATION. You may take into account the current value of your existing holdings of Kent Advisor Funds to determine your sales charge.

LETTER OF INTENT. You may establish a Letter of Intent (LOI) that allows you to combine the purchases you intend to make over a 13-month period in any Kent Advisor Fund. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. An LOI allows you to take immediate advantage of the maximum quantity discount available. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

PLAN OF DISTRIBUTION

The Board of Trustees of the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, a Fund's distributor and other dealers and investment representatives are entitled to receive a distribution fee of up to 0.25% from each Fund. 12b-1 fees compensate the Fund's distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of shares and for providing shareholder services to purchasers. 12b-1 fees are paid from Fund assets on an ongoing basis and will increase the cost of your investment. 12b-1 fees may cost you more than paying other types of sales charges.

SHAREHOLDER INFORMATION

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------

EFFECTIVE FEBRUARY 2001, THE KENT ADVISOR FUNDS ARE CLOSED TO NEW PURCHASES.

THROUGH YOUR DEALER

If you purchased the Funds through an investment representative or financial institution, you may make additional investments through the investment representative or financial institution. Your investment representative or financial institution may have transaction minimums and/or transaction times which will affect your investment.

BY MAIL

Make your check payable to "Kent Advisor Funds" and include your account number and the name of the appropriate Fund(s) on the check. Mail the check to Kent Advisor Funds, along with the completed investment slip attached to your account statement.

SHAREHOLDER INFORMATION

SELLING YOUR SHARES
--------------------------------------------------------------------------------

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may sell your shares at any time the New York Stock Exchange is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, the Funds' transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received in good order. See section on "General Policies on Selling Shares" below for certain exceptions.

If you intend to redeem shares worth more than $1,000,000, you should notify the Funds at least one day in advance.

THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

If you are selling shares through your investment representative, ask him or her for redemption procedures. Your investment representative and/or institution may have transaction minimums and/or transaction times which will affect your redemption.

Shares held for you in your dealer's name must be sold through your dealer.

BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

You can redeem up to $50,000 worth of shares by calling the Kent Advisor Funds. If the amount redeemed is less than $2,500, then a check for the proceeds will be mailed to you. If the amount redeemed is equal to or greater than $2,500, then the proceeds will be mailed or sent by wire or electronic funds transfer to the bank listed on your account application.

BY MAIL

Complete a redemption form, available from your investment representative or financial institution, or write a letter of instruction indicating:

- your Fund and your account number

- amount you wish to redeem

- address where your check should be sent

- account owner signature

Mail to: Kent Advisor Funds, P.O. Box 182201, Columbus, OH 43218-2201

If you have a stock certificate, you must sign on the back and send it to the Kent Advisor Funds.*

*Signatures on stock certificates must be guaranteed if the amount is greater than $50,000, if the proceeds are to be mailed to an address other than the address of record, or the proceeds are to be made payable to a party other than the owner of the account. See "General Policies on Selling Shares" for instructions regarding signature guarantees.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

WHEN WRITTEN REDEMPTION REQUESTS ARE REQUIRED
You must request redemptions in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee, which include each of the following:
   - Redemptions over $50,000

   - The check is not being mailed to the address on your account
   - The check is not being made payable to the owner of the account
   - The redemption proceeds are being transferred to another Fund account with a different registration

Signature guarantees can be obtained from a U.S. stock exchange member, a U.S. commercial bank or trust company, or any other financial institution that is a member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program) or is approved by the Kent Funds.

VERIFYING TELEPHONE REDEMPTIONS
The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, the Funds will not be liable for any fraudulent telephone orders.

REDEMPTIONS WITHIN 10 DAYS OF INVESTMENT
When you have made your investment by check, you cannot redeem any portion of it until the Funds' transfer agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
The Funds may postpone payment for shares at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular or express mail. Follow the instructions above under "Selling Shares--By Mail".

REDEMPTION IN KIND
The Funds reserve the right to make payment in securities rather than cash, known as a "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Funds deem it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $1,000 due to redemptions ($100 for IRA Accounts), a Fund may ask you to increase your balance. If it is still below the minimum level after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to Kent Advisor Funds. Please provide the following information:
- Your name and telephone number

- The exact name on your account and account number
- Taxpayer identification number (usually your Social Security number, if you are an individual)
- Dollar value or number of shares to be exchanged
- The name of the fund from which the exchange is to be made
- The name of the fund into which the exchange is being made, and if this is an existing account, the account number

You can exchange your shares of one Kent Advisor Fund for shares of another Kent Advisor Fund. No sales charge or transaction fees are charged for exchanges.

IMPORTANT INFORMATION ABOUT EXCHANGES

You must meet the minimum investment requirements for the fund into which you are exchanging. Exchanges from one fund to another are taxable.

See "General Policies on Selling Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, the Funds may limit exchange activity to five exchanges within a year, or no more than three exchanges in a calendar quarter. The Funds may reject exchanges, or change or terminate rights to exchange shares.

The registration and tax identification numbers of the two accounts must be identical. If you don't have an account with the fund, a new account will be opened with the same features unless you write to tell us to change them.

The exchange privilege (including automatic exchanges) may be changed or eliminated at any time.

Be sure to read carefully the prospectus of any fund into which you wish to exchange shares.

The exchange privilege is available only in states where shares of the fund may be sold.

If shares of a Fund are purchased by check, those shares cannot be exchanged until your check has cleared. This could take up to 15 days.

All exchanges are based on the relative net asset value next determined after the exchange request is received in good order by the Funds.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds pay dividends to their shareholders from the Funds' respective net investment income. The Funds distribute any net capital gains that have been realized. Income dividends on each Fund are declared and paid annually. Capital gains, if any, for all Funds are distributed at least annually.

Dividends on each share class of the Funds are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. With regard to the Science and Technology Fund, since Advisor Shares have higher distribution and service fees than Institutional Shares, the dividends paid to shareholders owning Advisor Shares will be lower than those paid to shareholders owning Institutional Shares.

All dividends and distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax-qualified plan.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

TAXATION
--------------------------------------------------------------------------------

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or an agency thereof.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

                                                   DECREASE
                                                    IN NET
                                                    ASSETS
                                                   RESULTING
                                                     FROM            NET                                                 NET
                                                  OPERATIONS:     REALIZED                                             ASSETS,
                                     NET ASSET    -----------        AND           NET       NET ASSET                   END
                                      VALUE,          NET        UNREALIZED     CHANGE IN     VALUE,                     OF
                                     BEGINNING    INVESTMENT       LOSS ON      NET ASSET     END OF       TOTAL       PERIOD
                                     OF PERIOD       LOSS        INVESTMENTS      VALUE       PERIOD      RETURN       (000'S)
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
------------------------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND
  Period ended December 31,
  2000(1)                             $10.00         (0.04)         (3.33)       $(3.37)       $6.63      (33.70)%     **  $310
------------------------------------------------------------------------------------------------------------------------------
CANTERBURY FUND
  Period ended December 31,
  2000(1)                             $10.00         (0.19)         (1.74)       $(1.93)       $8.07      (19.20)%     **  $404
------------------------------------------------------------------------------------------------------------------------------
CASCADE FUND
  Period ended December 31,
  2000(1)                             $10.00         (0.39)         (2.24)       $(2.63)       $7.37      (26.20)%     **  $194
------------------------------------------------------------------------------------------------------------------------------


                                               RATIOS/SUPPLEMENTAL DATA
                                   -------------------------------------------------
                                   RATIO OF     RATIO OF     RATIO OF
                                   EXPENSES       NET        EXPENSES
                                      TO       INVESTMENT       TO
                                   AVERAGE      LOSS TO      AVERAGE
                                     NET        AVERAGE        NET        PORTFOLIO
                                    ASSETS     NET ASSETS    ASSETS*     TURNOVER(2)
---------------------------------  -------------------------------------------------
ADVISOR SHARES
---------------------------------
SCIENCE AND TECHNOLOGY FUND
  Period ended December 31,
  2000(1)                            1.75%             (1.30%)             3.21%                1%
---------------------------------
CANTERBURY FUND
  Period ended December 31,
  2000(1)                            7.59%             (6.62%)            31.63%                0%
---------------------------------
CASCADE FUND
  Period ended December 31,
  2000(1)                           12.01%            (11.66%)            52.47%                1%
---------------------------------

   *During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated. **Excludes sales charge of 5.75%.
 (1)For the period from July 11, 2000 (commencement of operations) to December 31, 2000.
 (2)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   Not annualized.
  Annualized.

                               [KENT FUNDS LOGO]

THE FOLLOWING ADDITIONAL INFORMATION IS AVAILABLE TO YOU UPON REQUEST AND WITHOUT CHARGE:

--------------------------------------------------------------------------------

Annual/Semi-Annual Reports:                         Annual and Semi-Annual reports to shareholders contain
                                                    additional information about the Fund's investments. In the
                                                    Annual Report, you will find a discussion of the market
                                                    conditions and investment strategies that significantly
                                                    affected Fund performance during the previous fiscal year.

Statement of Additional Information (SAI):          The SAI provides more detailed information about the Funds, including their operations and investment policies. It is
                                                    incorporated by reference and is legally considered to be a part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports and the SAI, request other information and discuss your questions about the Funds by contacting an investment representative or financial institution that sells the Funds. In addition, you may contact the Funds at Kent Advisor Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or 1-800-896-KENT (5368).

Information about the Funds, including the SAI, is available:
   - For review and copying at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.
   - At no charge on the Commission's Internet site at http://www.sec.gov.
   - For a fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                       Investment Company Act File No. 811-4824.

                                                                 (KKF-0393 4/01)

                               [KENT FUNDS LOGO]

                        KENT SCIENCE AND TECHNOLOGY FUND
                              Institutional Shares

                                   PROSPECTUS

                                 APRIL 30, 2001

                            CLOSED TO NEW INVESTMENT

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED        -        MAY LOSE VALUE        -       NO BANK GUARANTEE

TABLE OF CONTENTS

        Carefully review this important
   section, which summarizes the Fund's
           investments, risks and fees.
                                                   RISK/RETURN SUMMARY AND FUND EXPENSES

                                            2      Overview
                                            3      Kent Science and Technology Fund
                                            4      Principal Risks of Investing in the Fund
                                            6      Performance
                                            7      Fees and Expenses

                                                   ADDITIONAL INFORMATION
                                            8      Investment Policies and Practices

 Review this section for details on the
   people and organizations who oversee
                              the Fund.
                                                   FUND MANAGEMENT
                                           11      Investment Adviser
                                           12      Portfolio Managers

 Review this section for details on how
 shares are valued, how to purchase and
       sell shares, related charges and
              payments of dividends and
                         distributions.
                                                   SHAREHOLDER INFORMATION
                                           13      Liquidation of the Fund
                                           13      Pricing of Fund Shares
                                           14      Purchasing Your Shares
                                           15      Selling Your Shares
                                           16      General Policies on Selling Shares
                                           17      Exchanging Your Shares
                                           18      Dividends and Distributions
                                           18      Taxation

                                           19      FINANCIAL HIGHLIGHTS

                                                   BACK COVER
                                                   Where to learn more about the Fund

RISK/RETURN SUMMARY AND FUND EXPENSES

OVERVIEW

--------------------------------------------------------------------------------

This prospectus describes the Institutional Shares of the Kent Science and Technology Fund (the "Fund").

On the following pages, you will find important information about the Fund, including:

- the investment objective
- principal investment strategy

- performance information
- fees and expenses, and
- principal risks associated with the Fund

The Fund is managed by Fifth Third Asset Management Inc. ("Fifth Third").

                          PRINCIPAL RISKS OF THE FUND

                      ----------------------------------------------------------
                                                  FOREIGN
                          MARKET    SELECTION    INVESTMENT    CONCENTRATION
                           RISK       RISK          RISK           RISK
                      ----------------------------------------------------------
                            X           X            X               X
                      ----------------------------------------------------------

A complete description of these and other risks can be found in the section entitled "Principal Risks."

The Kent Science and Technology Fund has two classes of shares: Advisor Shares and Institutional Shares. The Institutional Shares of the Fund are sold primarily to financial or other institutions. The Advisor Shares of the Fund are sold primarily through investment representatives. This prospectus only relates to the Institutional Shares of the Kent Science and Technology Fund. The Advisor Shares of the Kent Science and Technology Fund are offered in a separate prospectus.

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in the common stocks of companies that are engaged in the innovation, development or advancement of science and technology. Some of the industries likely to be included in the portfolio are:

                                - computers, including products, software,
                                  hardware and electronic systems and components
                                - internet
                                - biotechnology
                                - pharmaceuticals
                                - telecommunications
                                - media and information services
                                - chemicals and synthetic materials
                                - defense and aerospace
                                - medical supply

                                Fifth Third selects stocks based on a company's prospects for above-average earnings. The Fund's holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technological advances. The Fund may also invest in companies that Fifth Third believes will significantly benefit from technological advances even if they are not directly involved in research and development.

                                The Fund may invest without limit in foreign securities and American Depositary Receipts. The Fund may also invest in futures and options.

                                The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

Investing in the Fund involves risks common to any investment in securities. By itself, no fund constitutes a balanced investment program. There is no guarantee that the Fund will meet its goals. When you sell your shares in the Fund, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A full discussion of all permissible investments can be found in the Statement of Additional Information.

Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

CONCENTRATION RISK              Because the Fund's investments are concentrated
                                in issuers conducting business in the technology and science market sectors, the Fund is more sensitive to legislative or regulatory changes, adverse market conditions and/or increased competition affecting those market sectors.
                                Competitive pressures may significantly impact the financial condition of technology companies.
                                For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles. In addition, many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

                                Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments in more economic sectors. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

CAPITALIZATION RISK             While stocks of smaller companies can provide
                                greater growth potential and potentially higher returns, they carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at a desirable price.
                                Smaller companies may be more sensitive to changes in the economy overall. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Historically, small company stocks have been more volatile than those of larger companies. As a result, the net asset value of Fund may be subject to rapid and substantial changes.

INVESTMENT STYLE RISK           The Fund will invest primarily in growth stocks.
                                Growth stocks offer strong revenue and earnings potential and accompanying capital growth, with less dividend income than value stocks. Growth stocks

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND, CONTINUED

                                present the risk that they may not perform as well as other types of stocks, such as value stocks.

FOREIGN INVESTMENT RISK         The Fund may invest in foreign securities. As a
                                result, an investment in the Fund involves additional risks not present in equity funds which invest solely in shares of U.S. companies.

                                Stocks of foreign companies are subject to special risks, including the following:
                                - Currency risk means that fluctuations in
                                  foreign exchange rates could affect the dollar value of the Fund's securities. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.
                                - Compared to companies in the U.S., there is
                                  generally less publicly available information about foreign companies and there may be less government oversight of foreign stock exchanges and the companies traded on them. There may also be less stringent accounting, auditing and financial reporting standards. In addition, foreign markets may have lower trading volumes, resulting in stocks that may be more difficult to sell and more volatile in price. Investments in some foreign countries could be subject to such factors as expropriation, confiscation or difficulties enforcing contracts. All of these factors can make foreign investments more risky than U.S. investments.
                                - Furthermore, transaction fees may be higher
                                  for foreign investments, due to higher
                                  brokerage commissions, fees on currency
                                  exchanges, and possible imposition of dividend or interest withholding by foreign governments. These may cause higher transaction costs which can result in lower returns or decreased liquidity.

                                For additional information on foreign
                                securities, see "Additional Information -
                                Investment Policies and Practices."

WHO MAY WANT TO INVEST          Consider investing in the Fund if you are:
                                - PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
                                - SEEKING TO ADD AN AGGRESSIVE GROWTH COMPONENT
                                  TO YOUR PORTFOLIO
                                - WILLING TO ACCEPT HIGHER RISKS OF INVESTING IN
                                  THE STOCK MARKET AND THE POTENTIAL FOR
                                  ABOVE-AVERAGE PRICE FLUCTUATIONS IN EXCHANGE
                                  FOR POTENTIALLY HIGHER LONG TERM RETURNS

                                The Fund will not be appropriate for anyone:
                                - SEEKING MONTHLY INCOME
                                - PURSUING A SHORT-TERM GOAL OR INVESTING
                                  EMERGENCY RESERVES
                                - SEEKING SAFETY OF PRINCIPAL

RISK/RETURN SUMMARY AND FUND EXPENSES

PERFORMANCE
--------------------------------------------------------------------------------

No performance information is shown for the Fund because the Fund does not have a full calendar year's worth of performance. The performance of the Fund will vary from year to year. As with all mutual funds, the Fund's past performance will not necessarily indicate how it will perform in the future.

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                       None

Maximum Deferred Sales Charge (Load)                                  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
Redemption Fee                                                        None
Exchange Fee                                                          None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fees                                                       0.70%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        2.25%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.95%*
                                                                     =====

* Total Annual Fund Operating Expenses have been restated to reflect current expenses. The Fund's investment adviser, administrator, fund accountant and transfer agent have voluntarily agreed to waive a portion of their fees and/or reimburse fees so that the Total Annual Fund Operating Expenses that you will pay as an investor in the Science and Technology Fund are 1.43%. These waivers may be terminated at any time.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes to the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ONE YEAR AFTER PURCHASE                                             $  146
THREE YEARS AFTER PURCHASE                                          $  769
FIVE YEARS AFTER PURCHASE                                           $1,419
TEN YEARS AFTER PURCHASE                                            $3,163

ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES
--------------------------------------------------------------------------------

This section takes a detailed look at some of the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that Fifth Third may use in the day-to-day management of the Fund's portfolio. Although the Fund may invest in the securities and pursue the strategies described below, the Fund will not necessarily do so.

The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. The Fund adheres to certain investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

TYPES OF PORTFOLIO SECURITIES   In seeking to meet its investment objective, the
                                Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the Fund's investment program.

                                The Fund invests primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

                                COMMON STOCKS. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

                                The Fund will invest primarily in growth stocks, but may also invest in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                                CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles are sold as units that combine higher or lower current income with options, warrants and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

                                FOREIGN SECURITIES. There is no limit on the amount of assets the Fund may invest in foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                                investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

                                AMERICAN DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. Securities underlying such investments, however, are denominated in foreign currencies.

                                HYBRID INSTRUMENTS. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by the Fund may not be successful.

                                PRIVATE PLACEMENTS. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, these securities are not registered with the SEC. Although most of these securities may be readily sold, for example, under Rule 144A or Section 4(2), others may be illiquid, and their sale may involve substantial delays and additional costs.

TYPES OF INVESTMENT
MANAGEMENT PRACTICES            FUTURES AND OPTIONS. Futures (a type of
                                potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; as a cash management tool; and to protect the value of portfolio securities. The Fund may purchase and write options on futures contracts. The Fund may also purchase put and call options and write covered call and secured put options on securities, indices, financial instruments and foreign currencies.

                                MANAGING FOREIGN CURRENCY RISK. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. If the Fund were to engage in foreign currency transactions, they would be used primarily to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar or another foreign currency. Such transactions involve the risk that anticipated currency movements will not occur, and the Fund's total return could be reduced.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                                PORTFOLIO TURNOVER. The Fund will not generally trade in securities for short-term profits, but, when circumstances warrant, the Fund may purchase and sell securities without regard to the length of time held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the Fund.

                                INVESTING FOR DEFENSIVE PURPOSES. When Fifth
                                Third determines that market conditions are appropriate, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments. If the Fund is investing defensively, it will not be pursuing its investment objective.

FUND MANAGEMENT

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company, the Fund's former investment adviser), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Fund. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

Prior to April 2, 2001, the investment adviser to the Fund was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an Interim Investment Advisory Agreement under which Fifth Third Bank (now Fifth Third Asset Management Inc.) became the investment adviser to the Kent Funds effective upon the closing date of the Transaction. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Funds' shareholders of a new investment advisory agreement.

Subject to the supervision of the Fund's Board of Trustees, Fifth Third manages the Fund's assets, including buying and selling portfolio securities. Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

As compensation for Fifth Third's investment advisory services, the Fund pays Fifth Third an annual fee of 0.70% of the Fund's average daily net assets. Under the Interim Investment Advisory Agreement, the contractual investment advisory fees will remain the same for the term of the Agreement. The Fund paid Lyon Street Asset Management Company an annual fee of 0.70% of the Fund's average daily net assets for the period during which it served as investment adviser to the Fund.

FUND MANAGEMENT

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

There is an investment advisory team that is responsible for the day-to-day management of the Fund. The Fund's investment advisory team is composed of the following members: David C. Eder, Allan J. Meyers, Robert Cummisford, and Daniel Skubiz. The investment advisory team has had day-to-day responsibility for managing the Fund since the Fund's inception.

------------------------------------------------------------------------------------------------------------------------
                        MANAGER                                                  EXPERIENCE
------------------------------------------------------------------------------------------------------------------------
    JOSEPH T. KEATING, Chief Market Strategist and      - Mr. Keating is responsible for developing and implementing
    Chief Fixed Income Officer at Fifth Third           the Trust's investment policies.
                                                        - Mr. Keating has over twenty-one years of portfolio
                                                        management experience.
                                                        -Mr. Keating has been with Fifth Third since April 2001. He has been President and Chief Investment Officer of Lyon
                                                         Street Asset Management Company, a registered investment
                                                         adviser, since February 1998 and was Senior Vice President of Old Kent Bank from October 1987 to April 2001. Prior to joining Old Kent, Mr. Keating was Vice President, Chief
                                                         Economist and Director of Fixed Income at American National
                                                         Bank and Trust Company in Chicago, Illinois. He had been
                                                         with American National for over eight years as an economist and investment strategist. Prior to joining American
                                                         National, he served as an economist for the Federal Reserve
                                                         Bank of Chicago for three years.
------------------------------------------------------------------------------------------------------------------------
    DAVID C. EDER, Director of Structured Equity        - Mr. Eder has over eight years of portfolio management
    Products                                            experience.
                                                        - Mr. Eder is also the portfolio manager of the Kent
                                                        International Growth Fund and a manager of the Kent Index
                                                          Equity Fund.
                                                        -Mr. Eder has been with Fifth Third since April 2001. He was
                                                        Director of Structured Equity Management with Lyon Street
                                                         Asset Management Company, a registered investment adviser, from February 1998 to April 2001 and was responsible for
                                                         all structured equity management and trading. Mr. Eder was
                                                         Vice President and Director of Structured Equity Management
                                                         with Old Kent Bank from November 1997 to April 2001; an
                                                         Assistant Vice President with Old Kent Bank's Investment
                                                         Management Group from September 1996 to November 1997; an
                                                         Investment Officer with Old Kent Bank's Investment
                                                         Management Group from May 1994 to September 1996; an
                                                         employee of Old Kent Bank's Investment Management Group
                                                         from August 1992 to May 1994; and a Systems Analyst in Old
                                                         Kent Bank's Information Systems Department from August 1989 to August 1992. Prior to joining Old Kent, Mr. Eder was a
                                                         Programmer/Analyst for the Grand Rapids Public School
                                                         systems' Research and Development Department.
------------------------------------------------------------------------------------------------------------------------
    ALLAN J. MEYERS, CFA, Director of Large Company     - Mr. Meyers has over twenty-five years of portfolio
    Stock Management                                    management experience.
                                                        - Mr. Meyers is also the portfolio manager of the Kent
                                                        Growth and Income Fund and the Kent Large Company Growth
                                                          Fund and co-portfolio manager of the Kent International
                                                          Growth Fund.
                                                        -Mr. Meyers has been with Fifth Third since April 2001. He was Chief Equity Officer of Lyon Street Asset Management
                                                         Company, a registered investment adviser, from February
                                                         1998 to April 2001 and was responsible for equity research and management. Mr. Meyers was Senior Vice President and
                                                         Director of Active Equity Management with Old Kent Bank
                                                         from June 1984 to April 2001. Prior to joining Old Kent in
                                                         1984, Mr. Meyers served as Vice President and Trust
                                                         Investment officer of American National Bank and Trust
                                                         Company in Kalamazoo responsible for equity investments and portfolio management of employee benefit, foundation and
                                                         individual accounts. He had been with American National for nine years in Trust Investments, Commercial Loans,
                                                         Comptrollers and Affiliate Banking departments.
------------------------------------------------------------------------------------------------------------------------
    ROBERT CUMMISFORD, CFA, Director of Small           - Mr. Cummisford has over nine years of portfolio management
    Company Management                                  experience.
                                                        -Mr. Cummisford is also the portfolio manager of the Kent
                                                        Small Company Growth Fund.
                                                        -Mr. Cummisford has been with Fifth Third since April 2001.
                                                        He was Vice President and Director of Small Company Stock
                                                         Management with Lyon Street Asset Management Company, a
                                                         registered investment adviser, from February 1998 to April
                                                         2001 and was responsible for research and portfolio
                                                         management in the active equity management area. Mr.
                                                         Cummisford was Vice President and Director of Small Company
                                                         Stock Management with Old Kent Bank from February 1997 to
                                                         April 2001. Prior to joining Old Kent, Mr. Cummisford was a
                                                         Senior Consultant at Ibbotson Associates for two years.
                                                         Prior to joining Ibbotson Associates, he was an Investment
                                                         Officer/Mutual Funds Analyst with First Chicago
                                                         Corporation, and previously worked in First Chicago's
                                                         personal trust and internal audit areas.
------------------------------------------------------------------------------------------------------------------------
    DANIEL SKUBIZ, Portfolio Manager                    -Mr. Skubiz is also a co-portfolio manager of the Kent
                                                        Growth and Income Fund and the Kent Large Company Growth
                                                         Fund.
                                                        -Mr. Skubiz has been with Fifth Third since April 2001. He was Assistant Vice President with Lyon Street Asset
                                                         Management Company, a registered investment adviser, from
                                                         April 2000 to April 2001 and was responsible for
                                                         quantitative equity research and portfolio management. Mr.
                                                         Skubiz was also an Assistant Vice President with Old Kent
                                                         Bank from April 2000 to April 2001. Prior to joining Old
                                                         Kent, Mr. Skubiz was a Vice President and Portfolio Manager
                                                         for TradeStreet Investment Associates, Inc. from December
                                                         1997 to May 2000; a Portfolio Manager with Boatmen's Trust
                                                         Company from July 1996 to December 1997, and a fund
                                                         accountant with Boatmen's Trust Company from May 1994 to
                                                         July 1996.
------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information has more detailed information about Fifth Third and the Fund's other service providers.

SHAREHOLDER INFORMATION

LIQUIDATION OF THE FUND
--------------------------------------------------------------------------------
At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that it would be in the best interests of shareholders to terminate and liquidate the Kent Science and Technology Fund. In anticipation of the termination and liquidation, the Fund will not accept additional investments or open new accounts. The Fund will sell its portfolio securities and invest in short-term obligations and cash in order to effect the liquidation. Shareholders who have not voluntarily redeemed their holdings prior to June 25, 2001, will have their shares liquidated. Each current shareholder of record as of April 24, 2001 or thereafter may exchange their shares of the Kent Science and Technology Fund for shares of a Fifth Third Fund at net asset value. To each shareholder of record as of April 24, 2001 or thereafter who does not choose to exchange their shares of the Kent Science and Technology Fund for shares of a Fifth Third Fund, Old Kent Securities Corporation has agreed to reimburse, within a reasonable period of time after redemption, the amount of any sales loads (charges) paid for the purchase of shares of the Kent Science and Technology Fund. Shareholders with an account that includes tax-qualified monies should consult their tax adviser and should provide instructions to their registered representative or the Fund regarding the treatment of the liquidating distribution so that, to the extent possible, the distribution is characterized as a tax-free distribution.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
HOW NAV IS CALCULATED
The net asset value ("NAV") of a
share of the Institutional class
of the Fund is calculated by
adding the total value of the
Fund's investments and other
assets attributable to the
Institutional class, subtracting
the liabilities of the Fund
attributable to the
Institutional class and then
dividing that figure by the
number of outstanding shares of
the Fund attributable to the
Institutional Class:
             NAV =
  Total Assets attributable to
             class
 - Liabilities attributable to
             class
 ------------------------------
  Number of Shares Outstanding
     attributable to class
The per share NAV for each class
of the Fund is determined at the
close of regular trading on the
New York Stock Exchange,
normally at 4:00 p.m. Eastern
time, on each day the Exchange
is open.

                                HOW THE FUND'S SECURITIES ARE VALUED
                                The Fund's securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost. The Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

 13

SHAREHOLDER INFORMATION

                                HOW YOUR PURCHASE OR SALE PRICE IS DETERMINED Your shares will be purchased or sold at the NAV next determined after your request is received in good order by the Fund on any day that the New York Stock Exchange is open for business. For example: If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time on that day. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

SHAREHOLDER INFORMATION

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------

EFFECTIVE FEBRUARY 2001, THE KENT SCIENCE AND TECHNOLOGY FUND IS CLOSED TO NEW PURCHASES.

TO OPEN AN ACCOUNT

1. Complete an application.

2. Call 1-800-633-KENT (5368) to obtain an account or wire identification number and to place a purchase order.
3. Wire federal funds, which must be received by the Fund no later than the close of business the day the purchase order is placed. You must establish an account with the Fund prior to sending the wire. The wire must include your Fund account number.

You should note that (i) a purchase of shares will not be completed until the Fund receives the purchase proceeds and (ii) banks may charge for wiring federal funds to the Fund. You may obtain information on how to wire funds from any national bank and certain state banks.

TO ADD TO YOUR ACCOUNT

Follow instructions 2 and 3 above.

MINIMUM INVESTMENTS

The minimum initial investment amount for Institutional Shares is $1,000,000. Subsequent investments may be made in any amount.

The Fund may waive its minimum investment requirements and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.

If you wish to receive distributions in cash, notify the Fund at 1-800-633-KENT
(5368) and your distributions will be sent by electric funds transfer directly to your designated bank account.
--------------------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING
The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SELLING YOUR SHARES
--------------------------------------------------------------------------------

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may sell your shares at any time the New York Stock Exchange is open for business. Your sales price will be the next NAV after your sell order is received in good order by the Fund.

If you intend to redeem shares worth more than $1,000,000, you should notify the Fund at least one business day in advance.

Redemption proceeds will be wired in federal funds only to the commercial bank and account number listed on your account application. To change the bank account, you should call the Fund at 1-800-633-KENT (5368) and request the appropriate form.

---------------------------------------------------------------------------------------------------------
BY TELEPHONE                                 You can redeem up to $50,000 worth of shares by calling
(unless you have declined telephone          1-800-633-KENT (5368). If the amount redeemed is less than
sales privileges)                            $2,500, a check for the proceeds will be mailed to you. If the amount redeemed is equal to or greater than $2,500, the proceeds will be mailed or sent by wire or electronic funds transfer to the bank listed on your account application.
---------------------------------------------------------------------------------------------------------
BY MAIL                                      1. Call 1-800-633-KENT (5368) to request redemption forms or
(See "General Policies on Selling            write a letter of instruction indicating:
Shares - When Written Redemption             - your Fund and your account number
Requests are Required" below.)               - amount you wish to redeem
                                             - address where your check should be sent
                                             - account owner signature
                                             If you have a stock certificate, you must sign on the back and send it to the Kent Funds.*
                                             2. Mail to:
                                                  Kent Funds
                                                  P.O. Box 182201
                                                  Columbus, OH 43218-2201
---------------------------------------------------------------------------------------------------------
BY OVERNIGHT SERVICE                         Send to:
(See instruction 1 above)
                                                  Kent Funds
                                                  c/o BISYS Fund Services
                                                  Attn: T.A. Operations
                                                  3435 Stelzer Road
                                                  Columbus, OH 43219
---------------------------------------------------------------------------------------------------------
*Signatures on stock certificates must be guaranteed if the amount is greater than $50,000, if the proceeds are to be mailed to an address other than the address of record, or the proceeds are to be made payable to a party other than the owner of the account. See "General Policies on Selling Shares" for instructions regarding signature guarantees.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

WHEN WRITTEN REDEMPTION REQUESTS ARE REQUIRED
You must request redemptions in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee, which include each of the following:
   - Redemptions over $50,000

   - The check is not being mailed to the address on your account
   - The check is not being made payable to the owner of the account
   - The redemption proceeds are being transferred to another Fund account with a different registration

Signature guarantees can be obtained from a U.S. stock exchange member, a U.S. commercial bank or trust company, or any other financial institution that is a member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program) or is approved by the Kent Funds.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, the Fund will not be liable for any fraudulent telephone orders.

REDEMPTIONS WITHIN 10 DAYS OF INVESTMENT
When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
The Fund may postpone payment for shares at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail. Follow the instructions above under "Selling Shares--By Mail."

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as a "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $1,000 due to redemptions ($100 for IRA Accounts), the Fund may ask you to increase your balance. If it is still below the minimum level after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to: Kent Funds P.O. Box 182201 Columbus, Ohio 43218-2201, or by calling 1-800-633-KENT (5368).
Please provide the following information:

   - Your name an telephone number
   - The exact name on your account and account number
   - Taxpayer identification number (usually your Social Security Number, if you are an individual)
   - Dollar value or number of shares to be exchanged
   - The name of the fund from which the exchange is to be made and the account number
   - The name of the fund into which the exchange is being made, and if this is an existing account, the account number
      You can exchange your Institutional Shares of one Kent Fund for Institutional Shares of another Kent Fund.
      You must meet the minimum investment requirement for the fund into which you are exchanging. Exchanges from one fund to another are taxable.

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT EXCHANGES
See "General Policies on Selling Shares" for important information about telephone transactions.

To prevent disruption in the management of the Fund due to market timing strategies, the Fund may limit exchange activity to five exchanges within a year, or no more than three exchanges in a calendar quarter. The Fund may reject any exchanges or change or terminate rights to exchange shares.

The exchange privilege is available only in states where shares of the fund may be sold.

The registration and tax identification numbers of the two accounts must be identical. If you don't have an account with the fund, a new account will be opened with the same features unless you write to tell us to change them.

The exchange privilege (including automatic exchanges) may be changed or eliminated at any time.

If shares of the Fund are purchased by check, those shares cannot be exchanged until your check has cleared. This could take up to 15 days.

Be sure to read carefully the prospectus of any fund into which you wish to exchange shares.

All exchanges are based on the relative net asset value next determined after the exchange request is received in good order by the Fund.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund pays dividends to its shareholders from the Fund's net investment income. The Fund distributes any net capital gains that have been realized. Income dividends on the Fund are declared and paid annually. Capital gains, if any, for the Fund are distributed at least annually.

Dividends on each share class of the Fund are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. Since Advisor Shares of the Fund have higher distribution and service fees than Institutional Shares, the dividends paid to shareholders owning Advisor Shares will be lower than those paid to shareholders owning Institutional Shares.

All dividends and distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax-qualified plan.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

TAXATION
--------------------------------------------------------------------------------

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or an agency thereof.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                   DECREASE
                                                    IN NET
                                                    ASSETS
                                                   RESULTING
                                                     FROM            NET
                                                  OPERATIONS:     REALIZED                                               NET
                                     NET ASSET    -----------        AND           NET       NET ASSET                 ASSETS,
                                      VALUE,          NET        UNREALIZED     CHANGE IN     VALUE,                   END OF
                                     BEGINNING    INVESTMENT       LOSS ON      NET ASSET     END OF       TOTAL       PERIOD
                                     OF PERIOD       LOSS        INVESTMENTS      VALUE       PERIOD      RETURN       (000'S)
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND
  Period ended December 31,
  2000(1)                             $10.00         (0.04)         (3.33)       $(3.37)       $6.63      (33.70)%      $3,969
------------------------------------------------------------------------------------------------------------------------------


                                               RATIOS/SUPPLEMENTAL DATA
                                   -------------------------------------------------
                                   RATIO OF     RATIO OF     RATIO OF
                                   EXPENSES       NET        EXPENSES
                                      TO       INVESTMENT       TO
                                   AVERAGE      LOSS TO      AVERAGE
                                     NET        AVERAGE        NET        PORTFOLIO
                                    ASSETS     NET ASSETS    ASSETS*     TURNOVER(2)
---------------------------------  -------------------------------------------------
INSTITUTIONAL SHARES
---------------------------------
SCIENCE AND TECHNOLOGY FUND
  Period ended December 31,
  2000(1)                            1.48%             (1.04%)             2.95%                1%
---------------------------------

   *During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.
 (1)For the period from July 11, 2000 (commencement of operations) to December 31, 2000.
 (2)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    Not annualized.
    Annualized.

                               [KENT FUNDS LOGO]

THE FOLLOWING ADDITIONAL INFORMATION IS AVAILABLE TO YOU UPON REQUEST AND WITHOUT CHARGE:

--------------------------------------------------------------------------------

Annual/Semi-Annual Reports:                         Annual and Semi-Annual reports to shareholders contain
                                                    additional information about the Fund's investments. In the
                                                    Annual Report, you will find a discussion of the market
                                                    conditions and investment strategies that significantly
                                                    affected Fund performance during the previous fiscal year.

Statement of Additional Information (SAI):          The SAI provides more detailed information about the Fund, including its operations and investment policies. It is
                                                    incorporated by reference and is legally considered to be a part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports and the SAI, request other information and discuss your questions about the Fund by contacting a broker or other financial institution that sells the Fund. In addition, you may contact the Fund at KENT FUNDS, P.O. BOX 182201, COLUMBUS, OHIO 43218-2201.

                                   TELEPHONE: 1-800-633-KENT (5368)

Information about the Fund, including the SAI, is available:
   - For review and copying at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.
   - At no charge on the Commission's Internet site at http://www.sec.gov.
   - For a fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                        Investment Company Act File No. 811-4824
                                                                 (KKF-0392 4/01)

[KENT FUNDS LOGO]

PROSPECTUS

APRIL 30, 2001                     EQUITY FUNDS

                                   Kent Growth and Income Fund
                                   Kent Index Equity Fund
                                   Kent Large Company Growth Fund
                                   Kent Small Company Growth Fund
                                   Kent International Growth Fund
                                   BOND FUNDS
                                   Kent Income Fund
                                   Kent Intermediate Bond Fund
                                   Kent Short Term Bond Fund
                                   MUNICIPAL BOND FUNDS
                                   Kent Tax-Free Income Fund
                                   Kent Intermediate Tax-Free Fund
                                   Kent Michigan Municipal Bond Fund
                                   MONEY MARKET FUNDS
                                   Kent Money Market Fund
                                   Kent Government Money Market Fund
                                   Kent Michigan Municipal Money Market Fund
                                      FOR MORE INFORMATION

                                      CALL 1-800-633-KENT (5368)
                                      OR YOUR INVESTMENT REPRESENTATIVE.

                                   THE SECURITIES AND EXCHANGE COMMISSION HAS
                                   NOT APPROVED OR DISAPPROVED THE SHARES
                                   DESCRIBED IN THIS PROSPECTUS OR DETERMINED
                                   WHETHER THIS PROSPECTUS IS ACCURATE OR
                                   COMPLETE. ANY REPRESENTATION TO THE CONTRARY
                                   IS A CRIMINAL OFFENSE.

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

TABLE OF CONTENTS

        Carefully review this important
  section, which summarizes each Fund's
  investments, risks, past performance,
                              and fees.
                                                   RISK/RETURN SUMMARY AND FUND EXPENSES

                                            3      Overview

                                                   EQUITY FUNDS

                                            4      Investment Objectives,
                                                   Principal Investment Strategies and
                                                   Performance Information
                                           10      Principal Risks
                                           12      Fees and Expenses

                                                   BOND FUNDS

                                           13      Investment Objectives,
                                                   Principal Investment Strategies and
                                                   Performance Information
                                           19      Principal Risks
                                           20      Fees and Expenses

                                                   MUNICIPAL BOND FUNDS

                                           21      Investment Objectives,
                                                   Principal Investment Strategies and
                                                   Performance Information
                                           27      Principal Risks
                                           29      Fees and Expenses

                                                   MONEY MARKET FUNDS

                                           30      Investment Objectives,
                                                   Principal Investment Strategies and
                                                   Performance Information
                                           33      Principal Risks
                                           35      Fees and Expenses

TABLE OF CONTENTS

                                                   ADDITIONAL INFORMATION

                                           36      Investment Policies and Practices

        Review this section for details
        on the people and organizations
                 who oversee the Funds.
                                                   FUND MANAGEMENT
                                           38      Investment Adviser
                                           39      Portfolio Managers
                                           42      Distributor, Administrator and Sub-Administrator
                                           42      Proposed Reorganization

     Review this section for details on
how shares are valued, how to purchase,
      sell and exchange shares, related
  charges and payments of dividends and
                         distributions.
                                                   SHAREHOLDER INFORMATION
                                           43      Pricing of Fund Shares
                                           44      Purchasing and Selling Your Investment Shares
                                           50      Purchasing and Selling Your Institutional Shares
                                           50      General Policies on Selling Shares
                                           51      Distribution and Service Fees
                                           52      Exchanging Your Shares
                                           53      Dividends and Distributions
                                           53      Taxation

                                           55      FINANCIAL HIGHLIGHTS

                                                   BACK COVER
                                                   Where to learn more about the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES

OVERVIEW

This prospectus describes the following funds offered by the Kent Funds (the "Funds").

EQUITY FUNDS

Growth and Income Fund
Index Equity Fund
Large Company Growth Fund

Small Company Growth Fund
International Growth Fund

BOND FUNDS
Income Fund
Intermediate Income Fund
Short Term Bond Fund

MUNICIPAL BOND FUNDS
Tax-Free Income Fund
Intermediate Tax-Free Fund
Michigan Municipal Bond Fund

MONEY MARKET FUNDS
Money Market Fund
Government Money Market Fund
Michigan Municipal Money Market Fund

                      RISK/RETURN PROFILE OF MUTUAL FUNDS

                        [POTENTIAL RISK/RETURN PYRAMID]

The Funds are managed by Fifth Third Asset Management Inc. ("Fifth Third" or the "Adviser").

On the following pages, you will find important information about each Fund, including:

- the investment objective
- principal investment strategy
- performance information
- fees and expenses, and
- principal risks associated with each Fund

                          PRINCIPAL RISKS OF THE FUNDS

----------------------------------------------------------------------------------------------------------
                                                            FOREIGN    INTEREST
                                        MARKET  SELECTION  INVESTMENT    RATE    CREDIT  CONCENTRATION
                                         RISK     RISK        RISK       RISK     RISK       RISK
----------------------------------------------------------------------------------------------------------
    Growth and Income Fund                X         X
----------------------------------------------------------------------------------------------------------
    Index Equity Fund                     X         X
----------------------------------------------------------------------------------------------------------
    Large Company Growth Fund             X         X
----------------------------------------------------------------------------------------------------------
    Small Company Growth Fund             X         X
----------------------------------------------------------------------------------------------------------
    International Growth Fund             X         X          X                               X
----------------------------------------------------------------------------------------------------------
    Income Fund                           X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Intermediate Income Fund              X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Short Term Bond Fund                  X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Tax-Free Income Fund                  X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Intermediate Tax-Free Fund            X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Michigan Municipal Bond Fund          X         X                     X        X           X
----------------------------------------------------------------------------------------------------------
    Money Market Fund                     X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Government Money Market Fund          X         X                     X        X
----------------------------------------------------------------------------------------------------------
    Michigan Municipal Money Market
      Fund                                X         X                     X        X           X
----------------------------------------------------------------------------------------------------------

A complete description of these and other risks can be found in the sections "Equity Funds - Principal Risks," "Bond Funds - Principal Risks," "Municipal Bond Funds - Principal Risks" and "Money Market Funds - Principal Risks."

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

KENT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNVIX          Fund No.: 228
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNVEX         Fund No.: 208

INVESTMENT OBJECTIVES           Long-term capital growth with current income as
                                a secondary objective.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in equity securities of U.S.
                                companies with at least $5 billion in market
                                capitalization. The Fund intends to invest in
                                equity securities of companies that Fifth Third
                                believes are undervalued and have potential for
                                capital appreciation and income. When selecting
                                equity securities, Fifth Third considers an
                                issuer's balance sheet stability, cash flow, and
                                potential earnings growth. While some stocks may
                                be purchased primarily for income, most stocks
                                will be purchased for capital appreciation. The
                                average market capitalization of the Fund's
                                portfolio securities was $37.6 billion as of
                                December 31, 2000.
 MARKET CAPITALIZATION
 is a common measure of the
 size of a company. It is
 the market price of a share
 of the company's stock
 multiplied by the number of
 shares that are
 outstanding.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") is an unmanaged index of 500 selected common stocks.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                             11.98
1994                                                                              0.51
1995                                                                             34.91
1996                                                                             19.47
1997                                                                             24.14
1998                                                                             28.07
1999                                                                             18.79
2000                                                                            -11.25

Best quarter:    Q4 1998  21.19%
Worst quarter:   Q3 1998  -9.38%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares                12/1/92            -11.47%              14.61%                14.60%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             11/2/92            -11.25%              14.90%                15.11%
---------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                   10/31/92             -9.10%              18.35%                17.47%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

KENT INDEX EQUITY FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNIDX          Fund No.: 231
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNIEX          Fund No.: 211

INVESTMENT OBJECTIVES           Long-term capital appreciation with current
                                income as a secondary objective.

PRINCIPAL INVESTMENT
STRATEGIES                      To achieve its objectives, the Fund invests
                                substantially all of its assets in common stock
                                of companies that make up the S&P 500. Fifth
                                Third will generally try to match the industry
                                composition of the S&P 500; however, the Fund
                                may be invested in the S&P 500 companies in
                                different proportions. The Fund will try to
                                achieve a close correlation between the
                                performance that it generates and that of the
                                S&P 500. Several factors may affect the Fund's
                                ability to exactly track the S&P 500's
                                performance, including the timing of purchases
                                and redemptions, changes in securities markets
                                and in the size of the Fund.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") is an unmanaged index of 500 selected common stocks.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                              9.11
1994                                                                              0.86
1995                                                                             36.23
1996                                                                             22.18
1997                                                                             32.55
1998                                                                             28.26
1999                                                                             20.55
2000                                                                             -9.30

Best quarter:    Q4 1998  21.26%
Worst quarter:   Q3 1998  -9.99%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               11/25/92             -9.52%              17.55%                16.36%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             11/2/92             -9.30%              17.83%                16.81%
---------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                   10/31/92             -9.10%              18.35%                17.47%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

KENT LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: N/A              Fund No.: 235
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KLCGX         Fund No.: 215

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in equity securities of U.S.
                                companies with at least $4 billion in market
                                capitalization. The Fund intends to invest at
                                least 65% of its total assets in securities of
                                companies that Fifth Third believes have
                                potential for above-average growth as measured
                                by projected earnings per share and growth in
                                sales.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") is an unmanaged index of 500 selected common stocks.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
2000                                                                            -15.25

Best quarter:    Q1 2000    2.77%
Worst quarter:   Q4 2000  -12.08%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year                              Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               10/19/99             -15.53%                                    0.34%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares            10/19/99             -15.25%                                    0.64%
---------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                   10/31/99              -9.10%                                   -1.54%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

KENT SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNEMX         Fund No.: 229
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNEEX         Fund No.: 209

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in the equity securities of a
                                diverse group of companies whose market
                                capitalizations are less than $2 billion at the
                                time of purchase. The Fund intends to invest at
                                least 65% of its total assets in equity
                                securities of companies that Fifth Third
                                believes have above-average potential for growth
                                in revenues, earnings or assets. Fifth Third
                                will consider selling shares if the issuer's
                                market capitalization increases to the point
                                that it is ranked in the top half of all New
                                York Stock Exchange companies.
 MARKET CAPITALIZATION
 is a common measure of the
 size of a company. It is
 the market price of a share
 of the company's stock
 multiplied by the number of
 shares that are
 outstanding.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)
The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                             17.04
1994                                                                             -0.06
1995                                                                             23.75
1996                                                                             19.56
1997                                                                             27.94
1998                                                                             -6.15
1999                                                                             27.98
2000                                                                             -0.38

Best quarter:    Q4 1999   20.12%
Worst quarter:   Q3 1998  -21.20%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares                12/4/92             -0.59%              12.58%                12.87%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             11/2/92             -0.38%              12.85%                13.84%
---------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index              10/31/92             -3.02%              10.31%                13.08%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

KENT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNIVX          Fund No.: 230
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNINX          Fund No.: 210

INVESTMENT OBJECTIVE            Long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in the common and preferred stocks of companies located in at least three countries in Europe, Australia and the Far East.

                                Fifth Third considers a country's Gross Domestic Product and market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's market capitalization and industry attractiveness. Stocks are selected from the countries represented in the MSCI EAFE(R) (Europe, Australasia and Far East) Index (the "EAFE Index"). The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in approximately the same proportion as the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The MSCI EAFE(R) (Europe, Australasia and Far
East) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries; the Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks; and the Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                             30.32
1994                                                                              5.73
1995                                                                             13.00
1996                                                                              5.87
1997                                                                              2.54
1998                                                                             17.92
1999                                                                             28.30
2000                                                                            -17.41

Best quarter:    Q4 1998   19.50%
Worst quarter:   Q3 1998  -13.69%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                      Inception Date       Past Year       Past 5 Years       Since Inception
-----------------------------------------------------------------------------------------------------------------------
 Investment Shares                        12/4/92           -17.61%            6.00%                9.45%
-----------------------------------------------------------------------------------------------------------------------
 Institutional Shares                     12/4/92           -17.41%            6.28%                9.73%
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
 International EAFE(R) Index             11/30/92           -14.17%            7.43%               10.89%
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
 International Europe Index              11/30/92            -8.14%           15.75%               16.60%
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
 International Pacific Rim Index         11/30/92           -25.64%           -3.78%                3.21%
-----------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS --
ALL EQUITY FUNDS                Investing in the Equity Funds involves risks
                                common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

                                There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                                An investment in an Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                The Equity Funds will invest principally in common stocks, which have historically presented greater potential for capital appreciation than fixed income securities, but do not provide the same protection of capital or assurance of income.

                                Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Selection risk means that the particular stocks that are selected for a Fund may underperform the market or other funds with similar objectives.

ADDITIONAL PRINCIPAL
INVESTMENT RISKS                INVESTMENT STYLE RISK
                                While stocks of smaller companies can provide greater growth potential and potentially higher returns, they carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for a Fund to sell its shares at a desirable price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Small Company
                                Growth Fund's net asset value may be subject to rapid and substantial changes.

                                Growth stocks offer strong revenue and earnings potential and accompanying capital growth, with less dividend income than value stocks. Growth stocks present the risk that they may not perform as well as other types of stocks, such as value stocks. Each of the Equity Funds may invest in growth stocks.

                                Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks. Each of the Equity Funds may invest in value stocks.

                                Indexing is a strategy whereby the Index Equity Fund attempts to weight its securities to match those of a broad-based securities index (the S&P
                                500) in an attempt to approximate the index's performance. There is the risk that the Index Equity Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Index Equity Fund may not be as favorable as other funds.

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

--------------------------------------------------------------------------------

                                FOREIGN INVESTMENT RISK
                                Investment in the International Growth Fund involves additional risks not present in equity funds which invest in shares of U.S. companies.

                                Stocks of foreign companies are subject to special risks, including the following:
                                - Currency risk means that fluctuations in
                                  foreign exchange rates could affect the dollar value of a Fund's securities. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.
                                - Compared to companies in the U.S., there is
                                  generally less publicly available information about foreign companies and there may be less government oversight of foreign stock exchanges and the companies traded on them. There may also be less stringent accounting, auditing and financial reporting standards. In addition, foreign markets may have lower trading volumes, resulting in stocks that may be more difficult to sell and more volatile in price. Investments in some foreign countries could be subject to such factors as expropriation, confiscation or difficulties enforcing contracts. All of these factors can make foreign investments more risky than U.S. investments.
                                - Furthermore, transaction fees may be higher
                                  for foreign investments, due to higher
                                  brokerage commissions, fees on currency
                                  exchanges, and possible imposition of dividend or interest withholding by foreign governments. These may cause higher transaction costs which can result in lower returns or decreased liquidity.

                                CONCENTRATION RISK
                                The International Growth Fund may invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.

                                A full discussion of all permissible investments can be found in the Statement of Additional Information.

WHO MAY WANT TO INVEST?         Consider investing in an Equity Fund if you are:
                                - PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
                                - SEEKING TO ADD A GROWTH COMPONENT TO YOUR
                                  PORTFOLIO
                                - WILLING TO ACCEPT HIGHER RISKS OF INVESTING IN
                                  THE STOCK MARKET IN EXCHANGE FOR POTENTIALLY
                                  HIGHER LONG TERM RETURNS

                                The Equity Funds will not be appropriate for anyone:
                                - SEEKING MONTHLY INCOME
                                - PURSUING A SHORT-TERM GOAL OR INVESTING
                                  EMERGENCY RESERVES
                                - SEEKING SAFETY OF PRINCIPAL

RISK/RETURN SUMMARY AND FUND EXPENSES--EQUITY FUNDS

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Funds.

                                   GROWTH AND                     INDEX                    LARGE COMPANY
                                  INCOME FUND                  EQUITY FUND                  GROWTH FUND
                           Investment   Institutional   Investment   Institutional   Investment   Institutional
                             Shares        Shares         Shares        Shares         Shares        Shares
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
 (fees paid directly from
 your investment)
Maximum Sales Charge
 (Load) Imposed on
 Purchases                     None          None          None           None           None          None
ANNUAL FUND OPERATING
 EXPENSES
 (expenses that are
 deducted from Fund
 assets)
Management Fees               0.70%         0.70%         0.30%(1)       0.30%(1)       0.70%         0.70%
Distribution (12b-1) Fee      0.25%          None         0.25%           None          0.25%          None
Other Expenses                0.22%         0.22%         0.23%(1)       0.23%(1)       0.24%         0.24%
                             ------         -----         -----          -----         ------        ------
TOTAL ANNUAL FUND
 OPERATING EXPENSES           1.17%         0.92%         0.78%          0.53%          1.19%         0.94%
FEE WAIVER                    0.00%         0.00%         0.13%          0.13%          0.00%         0.00%
                             ------         -----         -----          -----         ------        ------
NET ANNUAL FUND OPERATING
 EXPENSES                     1.17%         0.92%         0.65%(1)       0.40%(1)       1.19%         0.94%
                             ======         =====         =====          =====         ======        ======

                                 SMALL COMPANY                INTERNATIONAL
                                  GROWTH FUND                  GROWTH FUND
                           Investment   Institutional   Investment   Institutional
                             Shares        Shares         Shares        Shares
-------------------------  -----------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from
 your investment)
Maximum Sales Charge
 (Load) Imposed on
 Purchases                    None           None          None           None
ANNUAL FUND OPERATING
 EXPENSES
 (expenses that are
 deducted from Fund
 assets)
Management Fees              0.70%          0.70%         0.75%          0.75%
Distribution (12b-1) Fee     0.25%           None         0.25%           None
Other Expenses               0.22%          0.22%         0.26%          0.26%
                             -----          -----         -----          -----
TOTAL ANNUAL FUND
 OPERATING EXPENSES          1.17%          0.92%         1.26%          1.01%
FEE WAIVER                   0.00%          0.00%         0.00%          0.00%
                             -----          -----         -----          -----
NET ANNUAL FUND OPERATING
 EXPENSES                    1.17%          0.92%         1.26%          1.01%
                             =====          =====         =====          =====

   1 The Adviser has contractually agreed to waive a portion of the annual management fees and the Fund's administrator and fund accountant have contractually agreed to waive a portion of the administration and fund accounting fees payable by the Fund at least until December 31, 2001.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                   GROWTH AND                     INDEX                    LARGE COMPANY
                                  INCOME FUND                  EQUITY FUND                  GROWTH FUND
                           Investment   Institutional   Investment   Institutional   Investment   Institutional
                             Shares        Shares         Shares        Shares         Shares        Shares
---------------------------------------------------------------------------------------------------------------
ONE YEAR AFTER PURCHASE      $  119        $   94          $ 66          $ 41          $  121        $   96
THREE YEARS AFTER
 PURCHASE                    $  372        $  293          $236          $157          $  378        $  300
FIVE YEARS AFTER PURCHASE    $  644        $  509          $420          $283          $  654        $  520
TEN YEARS AFTER PURCHASE     $1,420        $1,131          $954          $652          $1,443        $1,155

                                 SMALL COMPANY                INTERNATIONAL
                                  GROWTH FUND                  GROWTH FUND
                           Investment   Institutional   Investment   Institutional
                             Shares        Shares         Shares        Shares
-------------------------  -----------------------------------------------------------
ONE YEAR AFTER PURCHASE      $  119        $   94         $  128        $  103
THREE YEARS AFTER
 PURCHASE                    $  372        $  293         $  400        $  322
FIVE YEARS AFTER PURCHASE    $  644        $  509         $  692        $  558
TEN YEARS AFTER PURCHASE     $1,420        $1,131         $1,523        $1,236

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

KENT INCOME FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KIFIX            Fund No.: 234
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNIIX           Fund No.: 214

INVESTMENT OBJECTIVE            Current income.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in corporate and government debt securities. The Fund is permitted to purchase
                                U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                                (those that are rated in one of the four highest categories by a Nationally Recognized
                                Statistical Rating Organization ("Rating
                                Agency"), or unrated securities of comparable quality. However, the Fund intends to invest at least 65% of its total assets in U.S. Government obligations and corporate debt obligations that are rated in one of the three highest categories by a Rating Agency (or unrated securities of comparable quality). The Fund will maintain a dollar-weighted average portfolio maturity of between seven and twenty years.

                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.

                                While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Government/ Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1996                                                                              1.19
1997                                                                             10.55
1998                                                                              9.29
1999                                                                             -4.41
2000                                                                             11.91

Best quarter:    Q2 1997  4.63%
Worst quarter:   Q1 1996  -3.63%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
-----------------------------------------------------------------------------------------------------------
 Investment Shares               3/22/95              11.65%              5.27%                  7.04%
-----------------------------------------------------------------------------------------------------------
 Institutional Shares            3/20/95              11.91%              5.51%                  7.32%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Govern-
 ment/Credit Bond Index          3/31/95              11.84%              6.23%                  7.76%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Long
 Government/Credit Bond
 Index                           3/31/95              16.16%              6.58%                  9.40%
-----------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

KENT INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNFVX         Fund No.: 225
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNFIX          Fund No.: 205

INVESTMENT OBJECTIVE            Current income.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in corporate and government debt securities. The Fund is permitted to purchase
                                U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                                (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years.

                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.

                                The Fund will actively buy and sell securities or types of securities based on changing economic and market conditions. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund buys and sells securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                              8.42
1994                                                                             -3.19
1995                                                                             16.18
1996                                                                              3.01
1997                                                                              7.80
1998                                                                              7.65
1999                                                                             -1.22
2000                                                                              9.74

Best quarter:    Q2 1995   5.56%
Worst quarter:   Q1 1994  -2.55%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               11/25/92              9.44%              5.07%                  5.64%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             11/2/92              9.74%              5.32%                  5.87%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers
 Intermediate Government/
 Credit Bond Index               10/31/92             10.12%              6.11%                  6.47%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

KENT SHORT TERM BOND FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNLIX           Fund No.: 224
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNLMX         Fund No.: 204

INVESTMENT OBJECTIVE            Current income.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 65% of its
                                total assets in corporate and government debt securities. The Fund is permitted to purchase
                                U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                                (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.

                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.

                                The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers 1-3-Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years, the 91-Day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days, and the Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                              3.36
1994                                                                              1.03
1995                                                                             10.53
1996                                                                              4.22
1997                                                                              6.42
1998                                                                              6.14
1999                                                                              2.50
2000                                                                              8.12

Best quarter:    Q2 1995   3.16%
Worst quarter:   Q1 1996  -0.01%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares                12/4/92              7.96%              5.31%                  5.07%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             11/2/92              8.12%              5.46%                  5.22%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers 1-3-Year
 Government Bond Index           10/31/92              8.17%              5.96%                  5.76%
---------------------------------------------------------------------------------------------------------------------
 Consumer Price Index            10/31/92              3.39%              2.54%                  2.54%
---------------------------------------------------------------------------------------------------------------------
 91-Day Treasury Bill            10/31/92              5.96%              5.25%                  4.88%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS --
ALL BOND FUNDS                  Investing in the Bond Funds involves the risks
                                common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

                                There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                                An investment in a Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                The Bond Funds will invest primarily in fixed income securities, which provide income and a level of protection of capital, but present a lesser potential for capital appreciation than equity securities.

                                Two principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.

                                INTEREST RATE RISK
                                All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of a Fund's bond investments will decline, resulting in capital losses to shareholders. In general, the shorter the maturity, the lower the risk and the lower the return.

                                CREDIT RISK
                                The Bond Funds can acquire corporate bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. In addition, interest and principal payments on these securities may not be insured or guaranteed.

                                An issuer of fixed income securities could default on its obligations to pay interest and repay principal. A bond's credit rating could be downgraded. Both of these events could cause a Fund to lose money.

                                A full discussion of all permissible investments can be found in the Statement of Additional Information.

WHO MAY WANT TO INVEST?         Consider investing in a Bond Fund if you are:
                                - SEEKING TO ADD A MONTHLY INCOME COMPONENT TO
                                  YOUR PORTFOLIO
                                - SEEKING HIGHER POTENTIAL RETURNS THAN THOSE
                                  PROVIDED BY MONEY MARKET FUNDS
                                - WILLING TO ACCEPT THE RISKS OF PRICE AND
                                  DIVIDEND FLUCTUATIONS

                                These Funds will not be appropriate for anyone:
                                - SEEKING SAFETY OF PRINCIPAL

RISK/RETURN SUMMARY AND FUND EXPENSES--BOND FUNDS

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds.

                                                                          INTERMEDIATE                    SHORT TERM
                                            INCOME FUND                     BOND FUND                      BOND FUND
                                    Investment    Institutional    Investment    Institutional    Investment    Institutional
                                      Shares         Shares          Shares         Shares          Shares         Shares
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (fees paid directly from your
  investment)
Maximum Sales Charge (Load)
  Imposed on Purchases                 None            None           None            None           None            None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted
  from Fund assets)
Management Fees                       0.60%           0.60%          0.55%           0.55%          0.50%           0.50%
Distribution (12b-1) Fees             0.25%            None          0.25%            None          0.25%(1)         None
Other Expenses                        0.22%           0.22%          0.22%           0.22%          0.24%           0.24%
                                      -----           -----          -----           -----          -----           -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES                            1.07%           0.82%          1.02%           0.77%          0.99%           0.74%
FEE WAIVER                            0.00%           0.00%          0.00%           0.00%          0.10%           0.00%
                                      -----           -----          -----           -----          -----           -----
NET ANNUAL FUND OPERATING
  EXPENSES                            1.07%           0.82%          1.02%           0.77%          0.89%(1)        0.74%
                                      =====           =====          =====           =====          =====           =====

   1 The Fund's Distributor has contractually agreed to waive a portion of the Fund's 12b-1 fees for Investment Shares at least until December 31, 2001.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

                                                                               INTERMEDIATE                    SHORT TERM
                                         INCOME FUND                             BOND FUND                     BOND FUND
                                 Investment    Institutional            Investment    Institutional            Investment
                                   Shares         Shares                  Shares         Shares                  Shares
-------------------------------------------------------------------------------------------------------------------------
ONE YEAR AFTER
  PURCHASE                         $  109         $   84                  $  104          $ 79                   $   91
THREE YEARS AFTER
  PURCHASE                         $  340         $  262                  $  325          $246                   $  305
FIVE YEARS AFTER
  PURCHASE                         $  590         $  455                  $  563          $428                   $  537
TEN YEARS AFTER
  PURCHASE                         $1,306         $1,014                  $1,248          $954                   $1,204

                      SHORT TERM
                         BOND FUND
                       Institutional
                          Shares
---------------------  ---------------------
ONE YEAR AFTER
  PURCHASE                 $ 76
THREE YEARS AFTER
  PURCHASE                 $237
FIVE YEARS AFTER
  PURCHASE                 $411
TEN YEARS AFTER
  PURCHASE                 $918

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

KENT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KTFIX           Fund No.: 233
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNTIX          Fund No.: 213

INVESTMENT OBJECTIVE            Current income that is exempt from federal
                                income tax.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 80% of its
                                net assets in federally tax-exempt obligations.
                                Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes. Securities whose interest is considered a tax preference item under the federal alternative minimum tax will be considered taxable for purposes of this policy. The Fund maintains a dollar-weighted average portfolio maturity of between ten and twenty-five years.
                                The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.
                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.
                                While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of general obligation municipal debt instruments with long-term maturities greater than two years.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES

(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1996                                                                              3.92
1997                                                                              8.59
1998                                                                              5.71
1999                                                                             -3.26
2000                                                                             12.40

Best quarter:    Q4 2000   5.01%
Worst quarter:   Q2 1999  -2.24%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                                                                                    Since
                                               Inception Date    Past Year     Past 5 Years       Inception
--------------------------------------------------------------------------------------------------------------------
 Investment Shares                                3/31/95         11.97%           5.04%            5.83%
--------------------------------------------------------------------------------------------------------------------
 Institutional Shares                             3/20/95         12.40%           5.33%            6.10%
--------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index             3/31/95         11.68%           5.84%            6.77%
--------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

KENT INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNMBX         Fund No.: 226
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNMTX         Fund No.: 206

INVESTMENT OBJECTIVE            Current income that is exempt from federal
                                income tax.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 80% of its
                                net assets in federally tax-exempt obligations.
                                Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes. Securities whose interest is considered a tax preference item under the federal alternative minimum tax will be considered taxable for purposes of this policy. The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years.

                                The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.

                                The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1993                                                                              8.51
1994                                                                             -3.00
1995                                                                             12.90
1996                                                                              3.41
1997                                                                              7.07
1998                                                                              5.37
1999                                                                             -1.01
2000                                                                              8.99

Best quarter:    Q1 1995   5.42%
Worst quarter:   Q1 1994  -3.95%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               12/18/92              8.72%              4.45%                  4.98%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares            12/16/92              8.99%              4.71%                  5.20%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Three-
 Year General Obligation
 Municipal Bond Index            12/31/92              6.25%              4.66%                  4.86%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Five-Year
 General Obligation
 Municipal Bond Index            12/31/92              7.70%              4.95%                  5.56%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

KENT MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNMVX         Fund No.: 227
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KNMIX          Fund No.: 207

INVESTMENT OBJECTIVE            Current income that is exempt from federal
                                income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 80% of its
                                net assets in federally tax-exempt obligations.
                                Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between three and five years. No security in the Fund will have a remaining maturity of more than ten years.

                                The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

                                While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                                - Current yield and yield to maturity.
                                - Potential for capital gain.

                                The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1994                                                                             0.36
1995                                                                             8.20
1996                                                                             3.51
1997                                                                             5.52
1998                                                                             4.75
1999                                                                             0.67
2000                                                                             6.31

Best quarter:    Q1 1995   3.01%
Worst quarter:   Q1 1994  -1.48%

Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               5/11/93               6.05%              3.96%                  4.02%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares             5/3/93               6.31%              4.13%                  4.19%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Three-
 Year General Obligation
 Municipal Bond Index            4/30/93               6.25%              4.66%                  4.73%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS -
ALL MUNICIPAL BOND FUNDS        Investing in the Municipal Bond Funds involves
                                the risks common to any investment in
                                securities. By itself, no Fund constitutes a balanced investment program.

                                There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                                An investment in a Municipal Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                The Municipal Bond Funds will invest primarily in fixed income securities, which provide income and a level of protection of capital, but present a lower potential for capital appreciation than equity securities.

                                Two principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other Funds with similar objectives.

                                INTEREST RATE RISK
                                All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of a Fund's bond investments will decline, resulting in capital losses to shareholders. In general, the shorter the maturity, the lower the risk and the lower the return.

                                CREDIT RISK
                                The Municipal Bond Funds can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. In addition, interest and principal payments on these securities may not be insured or guaranteed.

                                An issuer of fixed income securities could default on its obligations to pay interest and repay principal. A bond's credit rating could be downgraded. Both of these events could cause a Fund to lose money.

                                The types of obligations the Funds generally invest in are listed below in descending order of credit quality:
                                - general obligation bonds, which are backed by
                                  the full faith, credit and taxing power of the municipality
                                - revenue bonds, which are backed only by
                                  revenues from a particular facility or revenue source
                                - private activity bonds issued by industrial
                                  development authorities, which are used to finance privately owned facilities and which are backed by private entities. The credit quality of these bonds is a function of the creditworthiness of the private entity.

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------

                                - moral obligation securities, which are
                                  typically issued by special purpose public authorities and are backed by a reserve fund. If the issuer draws on the reserve fund, the municipality is under no legal obligation to restore the funds.

ADDITIONAL PRINCIPAL
INVESTMENT RISKS                CONCENTRATION (STATE) RISK - MICHIGAN MUNICIPAL
                                BOND FUND
                                Due to the level of investment in municipal obligations issued by the State of Michigan and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

WHO MAY WANT TO INVEST?         Consider investing in a Municipal Bond Fund if
                                you are:
                                - SEEKING TO ADD A MONTHLY INCOME COMPONENT TO
                                  YOUR PORTFOLIO
                                - SEEKING HIGHER POTENTIAL RETURNS THAN THOSE
                                  PROVIDED BY MONEY MARKET FUNDS
                                - WILLING TO ACCEPT THE RISKS OF PRICE AND
                                  DIVIDEND FLUCTUATIONS
                                - SEEKING CURRENT INCOME THAT IS EXEMPT FROM
                                  FEDERAL INCOME TAXES (AND, IN THE CASE OF THE MICHIGAN MUNICIPAL BOND FUND, CURRENT INCOME THAT IS EXEMPT FROM MICHIGAN PERSONAL INCOME TAXES)
                                - WILLING TO RECEIVE DIVIDEND DISTRIBUTIONS A
                                  PORTION OF WHICH MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX

                                The Municipal Bond Funds are not appropriate for:
                                - TAX-EXEMPT INSTITUTIONS AND CERTAIN RETIREMENT
                                  PLANS THAT ARE UNABLE TO BENEFIT FROM THE
                                  RECEIPT OF TAX-EXEMPT DIVIDENDS
                                - ANYONE SEEKING SAFETY OF PRINCIPAL

RISK/RETURN SUMMARY AND FUND EXPENSES--MUNICIPAL BOND FUNDS

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Bond Funds.

                                             TAX-FREE                     INTERMEDIATE                MICHIGAN MUNICIPAL
                                            INCOME FUND                   TAX-FREE FUND                    BOND FUND
                                    Investment    Institutional    Investment    Institutional    Investment    Institutional
                                      Shares         Shares          Shares         Shares          Shares         Shares
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (fees paid directly from your
  investment)
Maximum Sales (Load) Charge
  Imposed on Purchases                 None            None           None            None           None            None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted
  from Fund assets)
Management Fees                       0.55%           0.55%          0.50%           0.50%          0.45%           0.45%
Distribution (12b-1) Fees             0.25%            None          0.25%            None          0.25%(1)         None
Other Expenses                        0.24%           0.24%          0.23%           0.23%          0.24%           0.24%
                                      -----           -----          -----           -----          -----           -----
TOTAL ANNUAL FUND
  OPERATING EXPENSES                  1.04%           0.79%          0.98%           0.73%          0.94%           0.69%
FEE WAIVER                            0.00%           0.00%          0.00%           0.00%          0.10%           0.00%
                                      -----           -----          -----           -----          -----           -----
NET ANNUAL FUND OPERATING
  EXPENSES                            1.04%           0.79%          0.98%           0.73%          0.84%(1)        0.69%
                                      =====           =====          =====           =====          =====           =====

   1 The Fund's Distributor has contractually agreed to waive a portion of the Fund's 12b-1 fees for Investment Shares at least until December 31, 2001.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based upon these assumptions, your cost would be:

                                          TAX-FREE                             INTERMEDIATE
                                         INCOME FUND                           TAX-FREE FUND
                                 Investment    Institutional            Investment    Institutional
                                   Shares         Shares                  Shares         Shares
---------------------------------------------------------------------------------------------------
ONE YEAR AFTER
  PURCHASE                         $  106          $ 81                   $  100          $ 75
THREE YEARS AFTER
  PURCHASE                         $  331          $252                   $  312          $233
FIVE YEARS AFTER
  PURCHASE                         $  574          $439                   $  542          $406
TEN YEARS AFTER
  PURCHASE                         $1,271          $978                   $1,201          $906

                           MICHIGAN MUNICIPAL
                                BOND FUND
                       Investment    Institutional
                         Shares         Shares
---------------------  -----------------------------------
ONE YEAR AFTER
  PURCHASE               $   86          $ 70
THREE YEARS AFTER
  PURCHASE               $  290          $221
FIVE YEARS AFTER
  PURCHASE               $  510          $384
TEN YEARS AFTER
  PURCHASE               $1,146          $859

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

KENT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KNIXX          Fund No.: 221
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KIMXX          Fund No.: 201

INVESTMENT OBJECTIVE            Current income.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund invests in a broad range of U.S.
                                Government, bank and commercial obligations
                                which are considered to be of high credit
                                quality and easily sold in the secondary market.
                                These securities will have short term debt
                                ratings in the two highest rating categories of
                                at least two Rating Agencies or will be unrated
                                securities of comparable quality. The Fund's
                                dollar-weighted average portfolio maturity will
                                not exceed 90 days. The Fund will not purchase
                                any security that matures in more than 397 days.
                                The Fund seeks to maintain a stable net asset
                                value of $1.00 per share, although there is no
                                guarantee that the net asset value will not
                                vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1991                                                                             5.65
1992                                                                             3.40
1993                                                                             2.68
1994                                                                             3.75
1995                                                                             5.58
1996                                                                             5.06
1997                                                                             5.23
1998                                                                             5.13
1999                                                                             4.80
2000                                                                             6.04

Best quarter:    Q4 2000  1.56%
Worst quarter:   Q4 1993  0.55%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                   Inception Date   Past Year   Past 5 Years   Past 10 Years   Since Inception
--------------------------------------------------------------------------------------------------------------
 Investment Shares                    12/9/92         6.00%        5.24%             N/A            4.71%
--------------------------------------------------------------------------------------------------------------
 Institutional Shares                 12/3/90         6.04%        5.25%           4.72%            4.74%
--------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

KENT GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: N/A              Fund No.: 222
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KGIXX          Fund No.: 202

INVESTMENT OBJECTIVE            Current income.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund invests in a broad range of U.S.
                                Treasury bills and notes and other obligations
                                issued by the U.S. Government and its agencies,
                                repurchase agreements based on these securities
                                and shares of registered money market investment
                                companies that invest exclusively in these
                                securities. The Fund's dollar-weighted average
                                portfolio maturity will not exceed 90 days. The
                                Fund will not purchase any security which
                                matures in more than 397 days. The Fund seeks to
                                maintain a stable net asset value of $1.00 per
                                share, although there is no guarantee that the
                                net asset value per share will not vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1998                                                                             5.17
1999                                                                             4.81
2000                                                                             6.03

Best quarter:    Q4 2000  1.56%
Worst quarter:   Q2 1999  1.11%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                                 Inception Date         Past Year         Since Inception
-------------------------------------------------------------------------------------------------------------------
 Investment Shares                                   6/2/97               5.99%                5.32%
-------------------------------------------------------------------------------------------------------------------
 Institutional Shares                                6/2/97               6.03%                5.34%
-------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                INVESTMENT CLASS
                                Ticker Symbol: KINXX          Fund No.: 223
                                INSTITUTIONAL CLASS
                                Ticker Symbol: KMIXX          Fund No.: 203

INVESTMENT OBJECTIVE            Current income that is exempt from federal
                                income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT
STRATEGIES                      The Fund normally invests at least 80% of its
                                net assets in federally tax-exempt obligations,
                                which consist of municipal bonds, notes and
                                commercial paper issued by states and local
                                governments that are exempt from federal taxes.
                                The securities will have short term debt ratings
                                in the two highest rating categories of at least
                                two Rating Agencies or will be unrated
                                securities of comparable quality. Normally, the
                                Fund will invest at least 65% of its total
                                assets in municipal obligations issued by the
                                State of Michigan and its localities. The Fund's
                                dollar-weighted average portfolio maturity will
                                not exceed 90 days. The Fund will not purchase
                                any security which matures in more than 397
                                days. The Fund seeks to maintain a stable net
                                asset value of $1.00 per share, although there
                                is no guarantee that the net asset value will
                                not vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
(Both the chart and the table assume rein-vestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.
[BAR CHART]

                                                                              PERFORMANCE
                                                                              -----------
1992                                                                             2.63
1993                                                                             2.00
1994                                                                             2.40
1995                                                                             3.50
1996                                                                             3.11
1997                                                                             3.31
1998                                                                             3.06
1999                                                                             2.86
2000                                                                             3.73

Best quarter:    Q4 2000  0.98%
Worst quarter:   Q4 1993  0.40%
Past performance does not indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                              Inception Date         Past Year         Past 5 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------
 Investment Shares               12/15/92              3.70%              3.21%                  2.94%
---------------------------------------------------------------------------------------------------------------------
 Institutional Shares              6/3/91              3.73%              3.21%                  3.01%
---------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS -
ALL MONEY MARKET FUNDS          Investing in the Money Market Funds involves the
                                risks common to any investing in securities. By itself, no Fund constitutes a balanced investment program.

                                An investment in a Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                The Money Market Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that they will be able to do so on a continuous basis.

                                There can be no assurance that the investment objectives of each Money Market Fund will be achieved.

                                MARKET RISK AND SELECTION RISK
                                The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

                                CREDIT RISK
                                The Money Market Funds may also be subject to credit risks. Therefore, they could lose money if the issuer of a security is unable to meet its financial obligations.

ADDITIONAL PRINCIPAL
INVESTMENT RISKS                CONCENTRATION (STATE) RISK - MICHIGAN MUNICIPAL
                                MONEY MARKET FUND
                                Due to the level of investment in municipal obligations issued by the State of Michigan and its local governments, the performance of the Michigan Municipal Money Market Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing
                                (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The
                                Michigan Municipal Money Market Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

WHO MAY WANT TO INVEST?         Consider investing in a Money Market Fund if
                                you:
                                - ARE SEEKING PRESERVATION OF CAPITAL
                                - HAVE A LOW RISK TOLERANCE
                                - ARE WILLING TO ACCEPT LOWER POTENTIAL RETURNS
                                  IN EXCHANGE FOR A HIGH DEGREE OF SAFETY
                                - ARE INVESTING SHORT-TERM RESERVES
                                - (IN THE CASE OF THE MICHIGAN MUNICIPAL MONEY
                                  MARKET FUND) ARE SEEKING CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND MICHIGAN STATE PERSONAL INCOME TAXES

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

--------------------------------------------------------------------------------

                                The Money Market Funds will not be appropriate for anyone:
                                - SEEKING HIGH TOTAL RETURNS
                                - PURSUING A LONG-TERM GOAL OR INVESTING FOR
                                  RETIREMENT

                                The Michigan Municipal Money Market Fund will not be appropriate for:

                                - TAX-EXEMPT INSTITUTIONS AND CERTAIN RETIREMENT
                                  PLANS THAT ARE UNABLE TO BENEFIT FROM THE
                                  RECEIPT OF TAX-EXEMPT DIVIDENDS
                                - RESIDENTS OF STATES OTHER THAN MICHIGAN THAT
                                  ARE UNABLE TO BENEFIT FROM THE RECEIPT OF
                                  DIVIDENDS EXEMPT FROM MICHIGAN PERSONAL INCOME TAXES

RISK/RETURN SUMMARY AND FUND EXPENSES--MONEY MARKET FUNDS

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                           MONEY                        GOVERNMENT MONEY
                                                        MARKET FUND                        MARKET FUND
                                               Investment      Institutional      Investment      Institutional
                                                 Shares           Shares            Shares           Shares
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
  (fees paid directly from your
  investment)
Maximum Sales (Load) Charge Imposed on
  Purchases                                       None              None             None              None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)
Management Fees                                  0.40%             0.40%            0.40%(1)          0.40%(1)
Distribution (12b-1) Fees                        0.25%              None            0.25%              None
Other Expenses                                   0.22%(1)          0.22%(1)         0.23%(1)          0.23%(1)
                                                 -----             -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES             0.87%             0.62%            0.88%             0.63%
FEE WAIVER                                       0.08%             0.08%            0.23%             0.23%
                                                 -----             -----            -----             -----
NET ANNUAL FUND OPERATING EXPENSES               0.79%(1)          0.54%(1)         0.65%(1)          0.40%(1)
                                                 =====             =====            =====             =====

                                                MICHIGAN MUNICIPAL
                                                 MONEY MARKET FUND
                                           Investment      Institutional
                                             Shares           Shares
-----------------------------------------  ---------------------------------
SHAREHOLDER FEES
  (fees paid directly from your
  investment)
Maximum Sales (Load) Charge Imposed on
  Purchases                                   None              None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)
Management Fees                              0.40%             0.40%
Distribution (12b-1) Fees                    0.25%              None
Other Expenses                               0.22%(1)          0.22%(1)
                                             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         0.87%             0.62%
FEE WAIVER                                   0.08%             0.08%
                                             -----             -----
NET ANNUAL FUND OPERATING EXPENSES           0.79%(1)          0.54%(1)
                                             =====             =====

   1 The Adviser has contractually agreed to waive a portion of its management fees and the Fund's administrator and fund accountant have contractually agreed to waive a portion of the administration and fund accounting fees payable by the Fund at least until December 31, 2001.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:
   - $10,000 investment
   - 5% annual return
   - redemption at the end of each period
   - no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

                                                           MONEY                        GOVERNMENT MONEY
                                                        MARKET FUND                        MARKET FUND
                                               Investment      Institutional      Investment      Institutional
                                                 Shares           Shares            Shares           Shares
---------------------------------------------------------------------------------------------------------------
ONE YEAR AFTER PURCHASE                          $   81            $ 55             $   66            $ 41
THREE YEARS AFTER PURCHASE                       $  270            $190             $  258            $179
FIVE YEARS AFTER PURCHASE                        $  474            $338             $  465            $328
TEN YEARS AFTER PURCHASE                         $1,065            $767             $1,063            $764

                                                MICHIGAN MUNICIPAL
                                                 MONEY MARKET FUND
                                           Investment      Institutional
                                             Shares           Shares
-----------------------------------------  ---------------------------------
ONE YEAR AFTER PURCHASE                      $   81            $ 55
THREE YEARS AFTER PURCHASE                   $  270            $190
FIVE YEARS AFTER PURCHASE                    $  474            $338
TEN YEARS AFTER PURCHASE                     $1,065            $767

ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES
--------------------------------------------------------------------------------

This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the securities and pursue the strategies described below to the extent that they are consistent with the Fund's investment program. While a particular type of security or investment practice may be available to a Fund, a Fund will not necessarily invest in such security or use such investment practice.

The Funds adhere to certain investment restrictions and policies at the time they make an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

TYPES OF PORTFOLIO SECURITIES   SCIENCE AND TECHNOLOGY STOCKS
                                Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The Equity Funds may invest in science and technology stocks. To the extent that a Fund invests in these types of companies, its net asset value may be subject to rapid and substantial changes.

                                MORTGAGE DOLLAR ROLLS
                                Mortgage dollar rolls are transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund benefits to the extent of any difference between the price received or the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Bond Funds, Municipal Bond Funds and Money Market Funds may invest in mortgage dollar rolls.

                                REPURCHASE AGREEMENTS
                                Repurchase agreements are agreements to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. A default by the seller would expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations.

TYPES OF INVESTMENT MANAGEMENT
PRACTICES                       SECURITIES LENDING
                                A Fund may lend its portfolios securities to broker-dealers and other institutional investors. When a Fund lends it securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. There may be risks of delay in receiving additional collateral or in

ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                                recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

                                INVESTING FOR DEFENSIVE PURPOSES
                                When Fifth Third determines that market
                                conditions are appropriate, each of the Equity, Bond and Municipal Bond Funds may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments. Each of the Bond and Municipal Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by Fifth Third for temporary defensive purposes. In addition, the Michigan Municipal Bond Fund may invest up to 100% of its total assets for temporary defensive purposes in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Michigan Municipal Money Market Fund may, for temporary defensive purposes, hold uninvested cash reserves or invest in short-term taxable money market obligations in such proportions as, in the opinion of Fifth Third, prevailing market or economic conditions warrant. If a Fund is investing defensively, it will not be pursuing its investment objective.

FUND MANAGEMENT

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company, the Funds' former investment adviser), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Funds. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

Prior to April 2, 2001, the investment adviser to the Funds was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an Interim Investment Advisory Agreement under which Fifth Third Bank (now Fifth Third Asset Management Inc.) became the investment adviser to the Kent Funds effective upon the closing date of the Transaction. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Funds' shareholders of a new investment advisory agreement.

The Investment Management Group ("IMG") at Lyon Street managed the Kent Funds from their inception until April 2, 2001. Prior to 1998, IMG managed the Funds as a division of Old Kent Bank.

Subject to the supervision of the Funds' Board of Trustees, Fifth Third manages the Funds' assets, including buying and selling portfolio securities. Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

For these advisory services, the Funds paid fees to Lyon Street Asset Management Company as follows during the fiscal year ended December 31, 2000:

-----------------------------------------------------------------------------------------------
                                                                        As a percentage of
                                                                        average net assets
                                                                          as of 12/31/00
-----------------------------------------------------------------------------------------------
     Growth and Income Fund                                                   0.70%
-----------------------------------------------------------------------------------------------
     Index Equity Fund                                                        0.25%*
-----------------------------------------------------------------------------------------------
     Large Company Growth Fund                                                0.70%
-----------------------------------------------------------------------------------------------
     Small Company Growth Fund                                                0.70%
-----------------------------------------------------------------------------------------------
     International Growth Fund                                                0.75%
-----------------------------------------------------------------------------------------------
     Income Fund                                                              0.60%
-----------------------------------------------------------------------------------------------
     Intermediate Bond Fund                                                   0.55%
-----------------------------------------------------------------------------------------------
     Short Term Bond Fund                                                     0.50%
-----------------------------------------------------------------------------------------------
     Tax-Free Income Fund                                                     0.55%
-----------------------------------------------------------------------------------------------
     Intermediate Tax-Free Fund                                               0.50%
-----------------------------------------------------------------------------------------------
     Michigan Municipal Bond Fund                                             0.45%
-----------------------------------------------------------------------------------------------
     Money Market Fund                                                        0.40%
-----------------------------------------------------------------------------------------------
     Government Money Market Fund                                             0.25%*
-----------------------------------------------------------------------------------------------
     Michigan Municipal Money Market Fund                                     0.40%
-----------------------------------------------------------------------------------------------

Under the Interim Investment Advisory Agreement, the contractual investment advisory fees and waivers will remain the same for the term of the Agreement.

*Fifth Third's predecessor, Lyon Street Asset Management Company, waived a portion of its contractual fees for these Funds for the most recent fiscal year. Contractual fees (without waivers) are 0.30% for the Index Equity Fund and 0.40% for the Government Money Market Fund.

FUND MANAGEMENT

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Fifth Third has several portfolio managers committed to the day-to-day management of the Funds:

------------------------------------------------------------------------------------------
              MANAGER                                        FUND
------------------------------------------------------------------------------------------

    JOSEPH T. KEATING, Chief        Mr. Keating is responsible for developing and
    Market Strategist and Chief     implementing the Funds' investment policies.
    Income Officer
------------------------------------------------------------------------------------------
    ALLAN J. MEYERS, CFA,           Mr. Meyers is portfolio manager of the GROWTH AND
    Director of Large Company       INCOME FUND and the LARGE COMPANY GROWTH FUND and
    Stock Management                co-portfolio manager of the INTERNATIONAL GROWTH FUND.
                                    Mr. Meyers has been portfolio manager of the GROWTH
                                    AND INCOME FUND since November, 1997. He has been
                                    portfolio manager for the LARGE COMPANY GROWTH FUND
                                    and co-portfolio manager of the INTERNATIONAL GROWTH
                                    FUND since the inception of the Funds.
------------------------------------------------------------------------------------------
    DAVID C. EDER, Director of      Mr. Eder has been portfolio manager of the
    Structured Equity Products      INTERNATIONAL GROWTH FUND and manager of the INDEX
                                    EQUITY FUND since January 1995.
------------------------------------------------------------------------------------------

--------------------------------  ----------------------------------------------------------
              MANAGER                                   EXPERIENCE
--------------------------------  ----------------------------------------------------------
    JOSEPH T. KEATING, Chief      - Mr. Keating has over twenty-one years of portfolio
    Market Strategist and Chief     management experience.
    Income Officer                - Mr. Keating has been with Fifth Third since April
                                    2001. He has been President and Chief Investment
                                    Officer of Lyon Street Asset Management Company, a
                                    registered investment adviser, since February 1998
                                    and was Senior Vice President of Old Kent Bank from
                                    October 1987 to April 2001. Prior to joining Old
                                    Kent, Mr. Keating was Vice President, Chief
                                    Economist and Director of Fixed Income at American
                                    National Bank and Trust Company in Chicago,
                                    Illinois. He had been with American National for
                                    over eight years as an economist and investment
                                    strategist. Prior to joining American National, he
                                    served as an economist for the Federal Reserve Bank
                                    of Chicago for three years.
------------------------------------------------------------------------------------------
    ALLAN J. MEYERS, CFA,         - Mr. Meyers has over twenty-five years of portfolio
    Director of Large Company       management experience.
    Stock Management              - Mr. Meyers is also a co-portfolio manager of the
                                    Kent Canterbury Fund.
                                  - Mr. Meyers has been with Fifth Third since April
                                    2001. He was Chief Equity Officer of Lyon Street Asset
                                    Management Company, a registered investment adviser,
                                    from February 1998 to April 2001 and was responsible
                                    for equity research and management. Mr. Meyers was
                                    Senior Vice President and Director of Active Equity
                                    Management with Old Kent Bank from June 1984 to
                                    April 2001. Prior to joining Old Kent in 1984, Mr.
                                    Meyers served as Vice President and Trust Investment
                                    Officer of American National Bank and Trust Company
                                    in Kalamazoo responsible for equity investments and
                                    portfolio management of employee benefit, foundation
                                    and individual accounts. He had been with American
                                    National for nine years in Trust Investments,
                                    Commercial Loans, Comptrollers and Affiliate Banking
                                    departments.
------------------------------------------------------------------------------------------
    DAVID C. EDER, Director of    - Mr. Eder has over eight years of portfolio
    Structured Equity Products      management experience.
                                  - Mr. Eder has been with Fifth Third since April 2001.
                                    He was Director of Structured Equity Management with
                                    Lyon Street Asset Management Company, a registered
                                    investment adviser, from February 1998 to April 2001
                                    and was responsible for all structured equity
                                    management and trading. Mr. Eder was Vice President
                                    and Director of Structured Equity Management with
                                    Old Kent Bank from November 1997 to April 2001; an
                                    Assistant Vice President with Old Kent Bank's
                                    Investment Management Group from September 1996 to
                                    November 1997; an Investment Officer with Old Kent
                                    Bank's Investment Management Group from May 1994 to
                                    September 1996; an employee of Old Kent Bank's
                                    Investment Management Group from August 1992 to May
                                    1994; and a Systems Analyst in Old Kent Bank's
                                    Information Systems Department from August 1989 to
                                    August 1992. Prior to joining Old Kent, Mr. Eder was
                                    a Programmer/Analyst for the Grand Rapids Public
                                    School systems' Research and Development Department.
------------------------------------------------------------------------------------------

FUND MANAGEMENT

------------------------------------------------------------------------------------------
              MANAGER                                        FUND
------------------------------------------------------------------------------------------

    BRIAN J. SMOLINSKI,             Mr. Smolinski has been portfolio manager of the INDEX
    Investment Officer              EQUITY FUND since June 1998.
                                    Mr. Smolinski is also responsible for developing and
                                    maintaining proprietary software that is used in
                                    researching structured equity investments.
------------------------------------------------------------------------------------------
    ROBERT CUMMISFORD, CFA,         Mr. Cummisford is portfolio manager of the SMALL
    Director of Small Company       COMPANY GROWTH FUND.
    Management
------------------------------------------------------------------------------------------
    MITCHELL L. STAPLEY, CFA,       Mr. Stapley is the portfolio manager of the INCOME
    Director of Taxable Fixed       FUND, the INTERMEDIATE BOND FUND, and the SHORT TERM
    Income                          BOND FUND. He has been portfolio manager of the INCOME
                                    FUND and the INTERMEDIATE BOND FUND since their
                                    inception. He has been portfolio manager of the SHORT
                                    TERM BOND FUND since November 1996.
------------------------------------------------------------------------------------------
    JOHN L. CASSADY III, CFA,       Mr. Cassady is manager of the SHORT TERM BOND FUND,
    Portfolio Manager               the INTERMEDIATE BOND FUND and the INCOME FUND. He has
                                    been manager of these Funds since November 1996.
------------------------------------------------------------------------------------------

--------------------------------  ----------------------------------------------------------
              MANAGER                                   EXPERIENCE
--------------------------------  ----------------------------------------------------------
    BRIAN J. SMOLINSKI,           - Mr. Smolinski has been with Fifth Third since April
    Investment Officer              2001. He was Portfolio Manager and Structured Equity
                                    Analyst with Lyon Street Asset Management Company, a
                                    registered investment adviser, from June 1998 to
                                    April 2001. Mr. Smolinski was also responsible for
                                    developing and maintaining propriety software used
                                    in researching structured equity investments. Prior
                                    to June 1998, Mr. Smolinski served in various
                                    capacities at Old Kent Bank in the Trust Securities
                                    and Operations areas -- most notably as a Business
                                    Analyst and an Automation Application Specialist.
                                    Mr. Smolinski was with Old Kent Bank from May 1985
                                    to April 2001.
------------------------------------------------------------------------------------------
    ROBERT CUMMISFORD, CFA,       - Mr. Cummisford has over nine years of portfolio
    Director of Small Company       management experience.
    Management                    - Mr. Cummisford is also the portfolio manager of the
                                    Kent Cascade Fund.
                                  - Mr. Cummisford has been with Fifth Third since April
                                    2001. He was Vice President and Director of Small
                                    Company Stock Management with Lyon Street Asset
                                    Management Company, a registered investment adviser,
                                    from February 1998 to April 2001 and was responsible
                                    for research and portfolio management in the active
                                    equity management area. Mr. Cummisford was Vice
                                    President and Director of Small Company Stock
                                    Management with Old Kent Bank from February 1997 to
                                    April 2001. Prior to joining Old Kent, Mr.
                                    Cummisford was a Senior Consultant at Ibbotson
                                    Associates for two years. Prior to joining Ibbotson
                                    Associates, he was an Investment Officer/Mutual
                                    Funds Analyst with First Chicago Corporation, and
                                    previously worked in First Chicago's personal trust
                                    and internal audit areas.
------------------------------------------------------------------------------------------
    MITCHELL L. STAPLEY, CFA,     - Mr. Stapley has over sixteen years of portfolio
    Director of Taxable Fixed       management experience.
    Income                        - Mr. Stapley has been with Fifth Third since April
                                    2001. He was Chief Fixed Income Officer of Lyon Street
                                    Asset Management Company, a registered investment
                                    adviser, from February 1998 to April 2001 and was
                                    responsible for all taxable and tax-exempt bond
                                    management and trading. He was Chief Fixed Income
                                    Officer of Old Kent Bank from December 1988 to April
                                    2001. Prior to joining Old Kent, Mr. Stapley was
                                    Manager of Short Term Investments/Foreign Exchange
                                    Exposure at Navistar Corporation in Chicago. At
                                    Navistar he was responsible for both investment
                                    strategy and implementation and foreign exchange
                                    hedging and trading. Prior to joining Navistar, Mr.
                                    Stapley was a Portfolio Manager for the Wm. Wrigley
                                    Jr. Company in Chicago. Mr. Stapley is a Chartered
                                    Financial Analyst.
------------------------------------------------------------------------------------------
    JOHN L. CASSADY III, CFA,     - Mr. Cassady has over thirteen years of investment
    Portfolio Manager               experience, including eight years of fixed income
                                    portfolio management.
                                  - Mr. Cassady has been with Fifth Third since April
                                    2001. He was a Portfolio Manager with Lyon Street
                                    Asset Management Company, a registered investment
                                    adviser, from July 1999 to April 2001 and was
                                    responsible for taxable fixed income investments.
                                    Mr. Cassady was an Assistant Vice President with Old
                                    Kent Bank from July 1999 to April 2001. Prior to
                                    joining Old Kent Bank, Mr. Cassady was a portfolio
                                    manager for Atlantic Portfolio Analytics &
                                    Management from 1996 to 1999, specializing in
                                    securities having contingent cash flows. He was a
                                    Senior Financial Analyst at Lockheed Martin from
                                    1994 to 1996.
------------------------------------------------------------------------------------------

FUND MANAGEMENT

------------------------------------------------------------------------------------------
              MANAGER                                        FUND
------------------------------------------------------------------------------------------

    MICHAEL J. MARTIN, CFA,         Mr. Martin has been portfolio manager of the TAX-FREE
    Director of Tax-Free Fixed      INCOME FUND and INTERMEDIATE TAX-FREE FUND since
    Income                          November, 1997. Mr. Martin has been co-portfolio
                                    manager of the MICHIGAN MUNICIPAL BOND FUND since
                                    January 1995.
------------------------------------------------------------------------------------------
    SARAH M. QUIRK, Portfolio       Ms. Quirk has been portfolio manager of the MICHIGAN
    Manager                         MUNICIPAL BOND FUND since September 2000. Ms. Quirk
                                    has been co-portfolio manager of the TAX-FREE INCOME
                                    FUND and the INTERMEDIATE TAX-FREE FUND since May
                                    1998.
------------------------------------------------------------------------------------------
    DANIEL SKUBIZ, Portfolio        Mr. Skubiz has been co-portfolio manager of the GROWTH
    Manager                         AND INCOME FUND and the LARGE COMPANY GROWTH FUND
                                    since October 2000.
------------------------------------------------------------------------------------------

--------------------------------  ----------------------------------------------------------
              MANAGER                                   EXPERIENCE
--------------------------------  ----------------------------------------------------------
    MICHAEL J. MARTIN, CFA,       - Mr. Martin has over eleven years of experience.
    Director of Tax-Free Fixed    - Mr. Martin has been with Fifth Third since April
    Income                          2001. He was Director of Tax Free Fixed Income
                                    Management with Lyon Street Asset Management
                                    Company, a registered investment adviser, from
                                    February 1998 to April 2001 and was responsible for
                                    tax-free bond management and trading. Mr. Martin was
                                    Vice President and Director of Tax Free Fixed Income
                                    Management with Old Kent Bank from October 1997 to
                                    April 2001. Mr. Martin also spent three and one half
                                    years as an Assistant Vice President in Old Kent's
                                    Loan Review/Workout Department and one and one half
                                    years as a Commercial Loan Credit Analyst with Old
                                    Kent.
------------------------------------------------------------------------------------------
    SARAH M. QUIRK, Portfolio     - Ms. Quirk has over twenty-one years of investment
    Manager                         experience, including fifteen years in the municipal
                                    bond industry.
                                  - Ms. Quirk has been with Fifth Third since April
                                    2001. She was Portfolio Manager with Lyon Street Asset
                                    Management Company, a registered investment adviser,
                                    from February 1998 to April 2001 and was responsible
                                    for tax-free fixed income management. Ms. Quirk was
                                    an Assistant Vice President with Old Kent Bank from
                                    January 1998 to April 2001. Prior to joining Old
                                    Kent, Ms. Quirk served as a Retail Fixed Income
                                    Liaison at Tucker Anthony, Inc. for eight years.
                                    Prior to joining Tucker Anthony, Inc., she served as
                                    Assistant Vice President and Retail Municipal
                                    Liaison for Shearson Lehman Brothers, Inc. in
                                    Boston, MA. for two years and Shearson Lehman
                                    Brothers, Inc. in Chicago, IL. as Assistant Vice
                                    President, Retail Trader and Municipal Liaison for
                                    five years. She also served as Assistant Portfolio
                                    Manager at Midwestern United Life Insurance Company
                                    for three years.
------------------------------------------------------------------------------------------
    DANIEL SKUBIZ, Portfolio      - Mr. Skubiz is also a co-portfolio manager of the
    Manager                         Kent Canterbury Fund.
                                  - Mr. Skubiz has been with Fifth Third since April
                                    2001. He was Assistant Vice President with Lyon Street
                                    Asset Management Company, a registered investment
                                    adviser, from April 2000 to April 2001 and was
                                    responsible for quantitative equity research and
                                    portfolio management. Mr. Skubiz was also an
                                    Assistant Vice President with Old Kent Bank from
                                    April 2000 to April 2001. Prior to joining Old Kent,
                                    Mr. Skubiz was a Vice President and Portfolio
                                    Manager for TradeStreet Investment Associates, Inc.
                                    from December 1997 to May 2000; a Portfolio Manager
                                    with Boatmen's Trust Company from July 1996 to
                                    December 1997, and a fund accountant with Boatmen's
                                    Trust Company from May 1994 to July 1996.
------------------------------------------------------------------------------------------

The Statement of Additional Information has more detailed information about Fifth Third and the Funds' other service providers.

FUND MANAGEMENT

DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

Kent Funds Distributors, Inc. ("Distributor") is the distributor of the Funds' shares. The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Fifth Third Bank provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. Fifth Third Bank also acts as the fund accountant, transfer agent and dividend paying agent of the Funds.

BISYS Fund Services Ohio, Inc. ("BISYS") provides certain administrative, fund accounting, transfer agent and dividend-paying agent services to the Funds pursuant to agreements between BISYS and Fifth Third Bank. As compensation for its services, BISYS receives fees from Fifth Third Bank. The fees paid to BISYS by Fifth Third Bank for such services come out of Fifth Third Bank's fees and are not an additional charge to the Funds.

Prior to April 2, 2001, Old Kent Securities Corporation served as administrator, fund accountant and transfer agent to the Funds. As part of the Transaction, Old Kent Securities Corporation assigned its duties and responsibilities as administrator, fund accountant and transfer agent to Fifth Third Bank.

PROPOSED REORGANIZATION

--------------------------------------------------------------------------------

At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that a reorganization of each of the Kent Funds into a corresponding portfolio of the Fifth Third Funds would be advisable, in the best interests of shareholders of the Kent Funds and would not dilute the value of shares held by shareholders. The Board recommended that the Kent Funds' shareholders approve the transaction. The Board called a special meeting of the shareholders ("Meeting") of the Kent Funds to be held on or about July 27, 2001. At this Meeting, shareholders of the Kent Funds will be asked: (1) to consider and act upon an Agreement and Plan of Reorganization pursuant to which each Kent Fund will transfer all of its assets to a corresponding Fifth Third Fund in exchange for shares of such Fifth Third Fund and the assumption by such Fifth Third Fund of all of the liabilities of such Kent Fund, followed by the liquidation of such Kent Fund, and the distribution of shares of such Fifth Third Fund to the shareholders of such Kent Fund. If approved by shareholders, the reorganization of the Kent Funds with and into the Fifth Third Funds will take place on or about October 29, 2001; (2) to consider and act upon a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street Asset Management Company. The new investment advisory agreement was approved by the Board of Trustees of the Kent Funds on April 12, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the Meeting and will continue until the relevant Kent Fund's reorganization; and (3) to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
HOW NAV IS CALCULATED
The NAV for each class of shares
of a Fund is calculated by
adding the total value of the
Fund's investments and other
assets attributable to the
class, subtracting the
liabilities of the Fund
attributable to the class and
then dividing that figure by the
number of outstanding shares of
the Fund attributable to the
class:
           NAV =
       Total Assets
 attributable to the class
       - Liabilities
 attributable to the class
 -------------------------
     Number of Shares
        Outstanding
 attributable to the class
1. NAV is calculated separately
   for the Investment Shares and
   the Institutional Shares.
2. You can find most Funds' NAV
   daily in The Wall Street
   Journal and in other
   newspapers.
MONEY MARKET FUNDS
Each Money Market Fund's net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon Eastern time for the Michigan Municipal Money Market Fund and at 2:00 p.m. Eastern time for the Money Market Fund and Government Money Market Fund on each day the New York Stock Exchange is open. The Money Market Funds value their securities at amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.
OTHER FUNDS
The per share NAV for each class of each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on each day the Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the New York Stock Exchange is open for business. For example: If you place a purchase order to buy shares of the Income Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time.
If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.
The non-Money Market Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost. If a Fund invests in securities primarily listed on a foreign exchange, the securities may trade on days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------

PURCHASING SHARES

You may purchase shares of the Funds through the Funds' distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or other intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                                    MINIMUM                MINIMUM
        ACCOUNT TYPE          INITIAL INVESTMENT*   SUBSEQUENT INVESTMENT
- Non-retirement accounts           $1,000                  None
- Retirement accounts               $  100                  None
- Automatic investment plans        $1,000                   $50

--------------------------------------------------------------------------------

- All purchases must be in U.S. dollars.
- A fee will be charged for any checks that do not clear.
- Third-party checks are not accepted.
- Investment Shares of certain Funds may be purchased through IRAs and Rollover IRAs, which are available through the Kent Funds.
- For details and application forms, call 1-800-633-KENT (5368) or write to:
  Kent Funds, PO Box 182201, Columbus, OH 43218-2201.

A Fund may waive its minimum investment requirements and each Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

* Minimum initial investments may be waived for Fifth Third employees, investors in tax-sheltered plans, and investors in certain qualified retirement accounts.
--------------------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING
Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
(FOR INSTITUTIONAL SHARES, SEE "PURCHASING AND SELLING YOUR INSTITUTIONAL
SHARES")

---------------------------------------------------------------------------------------------------------

BY REGULAR MAIL OR OVERNIGHT SERVICE         Initial Investment:
                                             If purchasing through your financial adviser or broker,
                                             simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the
                                             necessary documentation. For all other purchases, follow the instructions below.
                                             1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                                             2. Make check, bank draft or money order payable to the
                                                "Kent Funds" and include the name of the appropriate Fund(s)
                                                on the check.
                                             3. Send by regular mail to: Kent Funds, P.O. Box 182201,
                                                Columbus, OH 43218-2201. If by overnight service, send to:
                                                Kent Funds, c/o BISYS Fund Services, Attn: T.A.
                                                Operations, 3435 Stelzer Road, Columbus, OH 43219.
                                             Subsequent Investments:
                                             1. Use the investment slip attached to your account
                                                statement, or, if unavailable, include the following
                                                information in writing:
                                                - Fund name
                                                - Share class
                                                - Amount invested
                                                - Account name
                                                - Account number
                                                Include your account number on your check.
                                             2. Make check, bank draft or money order payable to the
                                                "Kent Funds."
                                             3. If by regular mail to: Kent Funds, P.O. Box 182201,
                                                Columbus, OH 43218-2201.If by overnight service, send to:
                                                Kent Funds, c/o BISYS Fund Services, Attn: T.A.
                                                Operations, 3435 Stelzer Road, Columbus, OH 43219.
---------------------------------------------------------------------------------------------------------
ELECTRONIC PURCHASES                         Your financial institution must participate in the Automated
                                             Clearing House (ACH) and must be a U.S. bank, credit union or savings and loan.
                                             Your bank or broker may charge for this service.
                                             Select the electronic purchase option on your account
                                             application or call 1-800-633-KENT (5368). Your account can generally be set up for electronic purchases within 15 days.
                                             CALL 1-800-633-KENT (5368) to arrange a transfer from your bank account.
---------------------------------------------------------------------------------------------------------
BY WIRE TRANSFER                             For initial and subsequent investments: Call 1-800-633-KENT
Note: Your bank may charge a wire            (5368) for wire instructions, a confirmation number and
transfer fee.                                instructions for returning your completed application.
                                             After instructing your bank to wire the funds, call
                                             1-800-633-KENT (5368) to advise us of the amount being
                                             transferred and the name of your bank.
---------------------------------------------------------------------------------------------------------

                            ELECTRONIC VS. WIRE TRANSFER
                            Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to 8 days. There is generally no fee for ACH transactions.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

ADDING TO YOUR ACCOUNT

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

---------------------------------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN                    You can make automatic investments in the Funds from your
(Investment Shares Only)                     bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account. Make sure you note:
                                             To invest regularly from your bank account:
                                             - Complete the Automatic Investment Plan portion on your
                                               Account Application.
                                             - Your bank name, address and account number
                                             - The amount you wish to invest automatically (minimum $50)
                                             - How often you want to invest (every month, 4 times a year, twice a year or once a year)
                                             - Attach a voided personal check.
                                             To invest regularly from your paycheck or government check:
                                             Call 1-800-633-KENT (5368) for an enrollment form.
---------------------------------------------------------------------------------------------------------
DIRECTED DIVIDEND OPTION                     By selecting the appropriate box in the Account Application,
(Investment Shares Only)                     you can elect to receive your distributions in cash (check)
                                             or have distributions (capital gains and dividends)
                                             reinvested in another Kent Fund. You must maintain the
                                             minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your
                                             dividends will be paid to you in cash. The Funds may modify or terminate this reinvestment option without notice. You
                                             can change or terminate your participation in the
                                             reinvestment option at any time.
---------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax-qualified plan. Dividends are higher for Institutional Shares than for Investment Shares, because Institutional Shares have lower distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

SELLING SHARES

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares. If you intend to redeem shares worth more than $1,000,000, you should notify the Funds at least one day in advance.

You may sell your shares at any time the New York Stock Exchange is open for business. Your sales price will be the next NAV after your sell order is received by the Kent Funds, the Funds' transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See "General Policies on Selling Shares" below.

If selling shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions on the following page.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

---------------------------------------------------------------------------------------------------------

BY TELEPHONE                                 You can redeem up to $50,000 worth of Investment Shares by
(unless you have declined telephone          calling 1-800-633-KENT (5368). If the amount redeemed is
sales privileges)                            less than $2,500, then a check will be mailed to you and if equal to or greater than $2,500, then the proceeds will be mailed or sent by wire or electronic funds transfer to the bank listed on your account application.
---------------------------------------------------------------------------------------------------------
BY MAIL                                      1. CALL 1-800-633-KENT (5368) to request redemption forms or
(See "General Policies on Selling            write a letter of instruction indicating:
Shares--When Written Redemption              - your Fund and your account number
Requests are Required" below.)               - amount you wish to redeem
                                             - address where your check should be sent
*Signatures on stock certificates must       - account owner signature
be guaranteed if the amount is greater       If you have a stock certificate, you must sign on the back
than $50,000, if the proceeds are to be      and send it to the Kent Funds.*
mailed to an address other than the
address of record, or the proceeds are       2. Mail to:
to be made payable to a party other          Kent Funds
than the owner of the account. See                P.O. Box 182201
"General Policies on Selling Shares"              Columbus, OH 43218-2201
for instructions regarding signature
guarantees.
---------------------------------------------------------------------------------------------------------
BY OVERNIGHT SERVICE                         See instruction 1 above.
                                             Send to:
                                             Kent Funds
                                                  c/o BISYS Fund Services
                                                  Attn: T.A. Operations
                                                  3435 Stelzer Road
                                                  Columbus, OH 43219
---------------------------------------------------------------------------------------------------------
BY CHECK                                     You may write checks against your account for redemption of
You must indicate this                       shares of the Money Market Funds in amounts of $500 or more.
option on your application.                  These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor
This option is only available for            a redemption check due to insufficient funds or another
shares of the Money Market Funds.            valid reason. Please do not postdate your checks. Checks
                                             cannot be used to close your account.
---------------------------------------------------------------------------------------------------------
WIRE TRANSFER                                CALL 1-800-633-KENT (5368) to request a wire transfer. If
You must indicate this option on your        you call by 4 p.m. Eastern time, your payment will normally
application.                                 be wired to your bank on the next business day.
The Funds may charge a wire transfer
fee.
Note: Your financial institution may
also charge a separate fee.
---------------------------------------------------------------------------------------------------------
ELECTRONIC REDEMPTIONS                       CALL 1-800-633-KENT (5368) to request an electronic
Your bank must participate in the            redemption.
Automated Clearing House (ACH) and must      If you call by 4 p.m. Eastern time, the NAV of your shares
be a U.S. bank.                              will normally be determined on the same day and the proceeds will be credited within 8 days.
Your bank may charge for this service.
---------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100 and no more than 1.5% per month when your Automatic Withdrawal Plan was started. To activate this feature:
- Make sure you've checked the appropriate box on the Account Application or call 1-800-633-KENT (5368).

- Include a voided personal check.
- Your account must have a value of $10,000 or more to start automatic redemptions of Investment Shares.
- If the value of your account falls below $1,000 due to redemptions, you may be asked to add sufficient funds to bring the account back to $1,000, or the Funds may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT
To open an account:
1. Complete an application.
2. Call 1-800-633-KENT (5368) to obtain an account or wire identification number and to place an order.*
3. Wire federal funds, which must be received by the Fund no later than the close of business on the day the purchase order is placed. You must establish an account with the Funds prior to sending the wire. The wire must include your Fund account number.

To add to your account, follow instructions 2 and 3 above.

Each Fund's minimum initial investment amount for Institutional Shares is $100,000. Subsequent investments may be made in any amount.

TO SELL SHARES
You can sell Institutional Shares by mail, by telephone or through a broker by following the procedures described for Investment Shares. We will send your Institutional Share proceeds by wire in federal funds to your commercial bank. To change the bank account, you should call the Funds at 1-800-633-KENT (5368).

* Your purchase of Institutional Shares will not be completed until the Funds receive the actual purchase proceeds by wire transfer. Banks may charge for wiring federal funds.

A Fund may waive its minimum investment requirements and each Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

WHEN WRITTEN REDEMPTION REQUESTS ARE REQUIRED
You must request redemptions in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee, which include each of the following:
   - Redemptions over $50,000
   - The check is not being mailed to the address on your account
   - The check is not being made payable to the owner of the account
   - The redemption proceeds are being transferred to another Fund account with a different registration.

Signature guarantees can be obtained from a U.S. stock exchange member, a U.S. commercial bank or trust company, or any other financial institution that is a member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program) or is approved by the Kent Funds.

VERIFYING TELEPHONE REDEMPTIONS
The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, the Funds will not be liable for any fraudulent telephone orders.

REDEMPTIONS WITHIN 10 DAYS OF INVESTMENT
When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

REFUSAL OF REDEMPTION REQUEST
The Funds may postpone payment for shares at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular or express mail. Follow the instructions above under "Withdrawing Money From Your Fund Account--By Mail" in this section.

REDEMPTION IN KIND
The Funds reserve the right to make payment in securities rather than cash, known as a "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Funds deem it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $1,000 due to redemptions ($100 for IRA Accounts) for Investment Shares or $100,000 for Institutional Shares, a Fund may ask you to increase your balance. If it is still below the minimum level after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

DISTRIBUTION AND SERVICE FEES

--------------------------------------------------------------------------------

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of Investment Shares and for providing shareholder services to purchasers of Investment Shares. 12b-1 fees are paid from Fund assets relating to Investment Shares on an ongoing basis and will increase the cost of your investment. 12b-1 fees may cost you more than paying other types of sales charges.

-----------------------------------------------------------------------------------
                                                   INVESTMENT SHARES
-----------------------------------------------------------------------------------
    Distribution (12b-1) Fees       Subject to annual distribution and shareholder
                                    servicing fees of up to 0.25% of the average
                                    daily net assets of each Fund's Investment
                                    Shares
-----------------------------------------------------------------------------------
    Fund Expenses                   Higher annual expenses than Institutional
                                    shares.
-----------------------------------------------------------------------------------

--------------------------------  ---------------------------------------------------
                                               INSTITUTIONAL SHARES
--------------------------------  ---------------------------------------------------
    Distribution (12b-1) Fees                           N/A
-----------------------------------------------------------------------------------
    Fund Expenses                 Lower annual expenses than Investment shares.
-----------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to Kent Funds, P.O. Box 182201, Columbus, OH 43218-2201, or by calling 1-800-633-KENT (5368). Please provide the following information:

   - Your name and telephone number
   - The exact name on your account and account number
   - Taxpayer identification number (usually your Social Security number, if you are an individual)
   - Dollar value or number of shares to be exchanged
   - The name of the Fund from which the exchange is to be made
   - The name of the Fund into which the exchange is being made.

      You can exchange your shares in one Fund for shares of the same class of another Kent Fund. No transaction fees are charged for exchanges.

      You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

See "General Policies on Selling your Shares" above for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, exchange activity may be limited to five exchanges within a year, or no more than three exchanges in a calendar quarter. The Funds may reject exchanges, or change or terminate rights to exchange shares.
--------------------------------------------------------------------------------

NOTES ON EXCHANGES
The registration and tax identification numbers of the two accounts must be identical. If you don't have an account with the Fund, a new account will be opened with the same features unless you write to tell us to change them.

The exchange privilege (including automatic exchanges) may be changed or eliminated at any time.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

The exchange privilege is available only in states where shares of the Fund may be sold.

If shares of a Fund are purchased by check, those shares cannot be exchanged until your check has cleared. This could take up to 15 days.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

If it becomes necessary to distribute shares directly to beneficial owners of trust accounts, 401(k) plans, fiduciary or agency accounts, because of a termination of the account or otherwise they can be in the form of Investment Shares.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds pay dividends to their shareholders from the Funds' respective net investment income. The Funds distribute any net capital gains that have been realized. Capital gains, if any, for all Funds are distributed at least annually. Income dividends on each Fund are declared and paid as follows:

                        FUND                             DECLARED       PAID
-------------------------------------------------------------------------------
Growth and Income Fund                                   Quarterly    Quarterly
Index Equity Fund                                        Quarterly    Quarterly
Large Company Growth Fund                                Quarterly    Quarterly
Small Company Growth Fund                                Annually     Annually
International Growth Fund                                Annually     Annually
Income Fund                                               Monthly      Monthly
Intermediate Bond Fund                                    Monthly      Monthly
Short Term Bond Fund                                      Monthly      Monthly
Tax-Free Income Fund                                      Monthly      Monthly
Intermediate Tax-Free Fund                                Monthly      Monthly
Michigan Municipal Bond Fund                              Monthly      Monthly
Money Market Fund                                          Daily       Monthly
Government Money Market Fund                               Daily       Monthly
Michigan Municipal Money Market Fund                       Daily       Monthly

Dividends on each share class of the Funds are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. Since Investment Shares have higher distribution and service fees than Institutional Shares, the dividends paid to shareholders owning Investment Shares will be lower than those paid to shareholders owning Institutional Shares.
TAXATION
--------------------------------------------------------------------------------

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Except in the case of the Money Market Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The International Growth Fund. It is expected that the International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

The Michigan Municipal Money Market Fund and the Municipal Bond Funds. It is expected that the Michigan Municipal Money Market Fund and the Municipal Bond Funds will distribute dividends derived from interest earned on tax-exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. The Municipal Bond Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Michigan Municipal Money Market Fund and the Municipal Bond Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Michigan Municipal Money Market Fund and the Municipal Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or an agency thereof.

Because the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income of these Funds. To the extent that dividends arise from investments other than tax-exempt obligations of the State of Michigan or its political subdivisions, such dividends may not be exempt from Michigan state income tax. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

 FINANCIAL HIGHLIGHTS

EQUITY FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                              INCOME (LOSS) FROM
                                            INVESTMENT OPERATIONS
                                        ------------------------------
                                                     NET REALIZED AND
                                                     UNREALIZED GAINS
                                                        (LOSSES) ON
                                                       INVESTMENTS,         TOTAL
                            NET ASSET                FUTURES CONTRACTS     INCOME
                             VALUE,        NET          AND FOREIGN      (LOSS) FROM
                            BEGINNING   INVESTMENT       CURRENCY        INVESTMENT
                            OF PERIOD     INCOME       TRANSLATIONS      OPERATIONS
------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVEX
1996                         $13.25        0.30             2.16             2.46
1997                         $13.90        0.25             3.04             3.29
1998                         $15.55        0.13             4.03             4.16
1999                         $18.03        0.12             3.20             3.32
2000                         $20.42        0.07            (2.24)           (2.17)
------------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIEX
1996                         $12.56        0.26             2.47             2.73
1997                         $14.71        0.25             4.50             4.75
1998                         $19.14        0.24             5.14             5.38
1999                         $24.24        0.24             4.68             4.92
2000                         $28.31        0.22            (2.81)           (2.59)
------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: KLCGX
1999(2)                      $10.00        0.01             1.88             1.89
2000                         $11.87        0.03            (1.84)           (1.81)
------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEEX
1996                         $13.82        0.12             2.55             2.67
1997                         $15.65        0.04             4.19             4.23
1998                         $18.39        0.03            (1.08)           (1.05)
1999                         $15.46        0.02             4.16             4.18
2000                         $19.29          --            (0.08)           (0.08)
------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNINX
1996                         $14.18        0.13             0.70             0.83
1997                         $14.75        0.11             0.26             0.37
1998                         $14.89        0.14             2.48             2.62
1999                         $15.91        0.11             4.20             4.31
2000                         $19.45        0.09            (3.42)           (3.33)
------------------------------------------------------------------------------------


                                 LESS DIVIDENDS AND DISTRIBUTIONS FROM
                           -------------------------------------------------

                                                     NET REALIZED
                                                       GAINS ON
                                                     INVESTMENTS,      IN
                                        IN EXCESS      FUTURES       EXCESS        TOTAL          NET      NET ASSET
                              NET         OF NET      CONTRACTS      OF NET      DIVIDENDS     CHANGE IN    VALUE,
                           INVESTMENT   INVESTMENT   AND FOREIGN    REALIZED        AND        NET ASSET    END OF      TOTAL
                             INCOME       INCOME       CURRENCY      GAINS     DISTRIBUTIONS     VALUE      PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVEX
1996                         (0.30)          --         (1.51)          --         (1.81)         0.65      $13.90      19.47%
1997                         (0.25)          --         (1.39)          --         (1.64)         1.65      $15.55      24.14%
1998                         (0.13)       (0.01)        (1.54)          --         (1.68)         2.48      $18.03      28.07%
1999                         (0.12)          --         (0.81)          --         (0.93)         2.39      $20.42      18.79%
2000                         (0.07)          --         (1.34)          --         (1.41)        (3.58)     $16.84     (11.25%)
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIEX
1996                         (0.26)          --         (0.28)       (0.04)        (0.58)         2.15      $14.71      22.18%
1997                         (0.25)          --         (0.05)       (0.02)        (0.32)         4.43      $19.14      32.55%
1998                         (0.24)          --         (0.04)          --         (0.28)         5.10      $24.24      28.26%
1999                         (0.24)          --         (0.61)          --         (0.85)         4.07      $28.31      20.55%
2000                         (0.22)          --         (0.19)       (0.13)        (0.54)        (3.13)     $25.18      (9.30%)
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: KLCGX
1999(2)                      (0.01)          --         (0.01)          --         (0.02)         1.87      $11.87     18.91%(++)
2000                         (0.03)          --         (0.01)       (0.01)        (0.05)        (1.86)     $10.01     (15.25%)
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEEX
1996                         (0.12)          --         (0.72)          --         (0.84)         1.83      $15.65      19.56%
1997                         (0.04)       (0.02)        (1.43)          --         (1.49)         2.74      $18.39      27.94%
1998                         (0.03)          --         (1.85)          --         (1.88)        (2.93)     $15.46      (6.15%)
1999                         (0.02)          --         (0.32)       (0.01)        (0.35)         3.83      $19.29      27.98%
2000                            --           --         (0.19)          --         (0.19)        (0.27)     $19.02      (0.38%)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNINX
1996                         (0.10)       (0.02)        (0.13)       (0.01)        (0.26)         0.57      $14.75       5.87%
1997                         (0.09)       (0.06)        (0.07)       (0.01)        (0.23)         0.14      $14.89       2.54%
1998                         (0.07)       (0.12)        (1.41)          --         (1.60)         1.02      $15.91      17.92%
1999                         (0.12)          --         (0.65)          --         (0.77)         3.54      $19.45      28.30%
2000                         (0.06)          --         (0.34)       (0.05)        (0.45)        (3.78)     $15.67     (17.41%)
------------------------------------------------------------------------------------------------------------------------------------


                                              RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------------------------------------

                                                       RATIO OF
                                                         NET
                           NET ASSETS,    RATIO OF    INVESTMENT    RATIO OF
                             END OF       EXPENSES    INCOME TO     EXPENSES     PORTFOLIO
                             PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                             (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*    RATE(1)
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVEX
1996                        $500,857       0.95%         2.18%        0.95%         39%
1997                        $697,973       0.92%         1.61%        0.93%         88%
1998                        $827,828       0.93%         0.77%        0.94%         20%
1999                        $822,414       0.92%         0.62%        0.93%          9%
2000                        $624,860       0.91%         0.35%        0.92%         14%
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIEX
1996                        $243,438       0.49%         1.91%        0.59%          2%
1997                        $590,241       0.43%         1.44%        0.54%          1%
1998                        $771,147       0.42%         1.10%        0.55%         12%
1999                        $875,780       0.42%         0.92%        0.54%          9%
2000                        $860,647       0.40%         0.80%        0.53%          9%
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: KLCGX
1999(2)                     $183,259     0.97%(+)      0.39%(+)       0.98%(+)       --
2000                        $273,998       0.93%         0.32%        0.94%          5%
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEEX
1996                        $544,081       0.96%         0.78%        0.96%         16%
1997                        $719,998       0.93%         0.24%        0.94%         32%
1998                        $760,335       0.94%         0.18%        0.95%         41%
1999                        $746,428       0.94%         0.14%        0.95%         19%
2000                        $804,758       0.91%        (0.11%)       0.92%         28%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNINX
1996                        $387,799       1.09%         0.97%        1.09%         13%
1997                        $492,598       1.05%         0.80%        1.06%          3%
1998                        $528,500       1.05%         0.87%        1.06%         22%
1999                        $579,650       1.02%         0.72%        1.03%          8%
2000                        $587,107       1.00%         0.47%        1.01%          7%
------------------------------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(+)     Annualized.

(++)    Not Annualized.

(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(2) The Institutional Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

EQUITY FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                             INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS
                                       ------------------------------
                                                    NET REALIZED AND
                                                    UNREALIZED GAINS
                                                       (LOSSES) ON
                                                      INVESTMENTS,         TOTAL
                           NET ASSET      NET       FUTURES CONTRACTS     INCOME
                            VALUE,     INVESTMENT      AND FOREIGN      (LOSS) FROM
                           BEGINNING     INCOME         CURRENCY        INVESTMENT
                           OF PERIOD     (LOSS)       TRANSLATIONS      OPERATIONS
-----------------------------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVIX
1996                        $13.19        0.26             2.15             2.41
1997                        $13.81        0.21             3.02             3.23
1998                        $15.44        0.08             4.00             4.08
1999                        $17.88        0.07             3.18             3.25
2000                        $20.25        0.02            (2.22)           (2.20)
-----------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIDX
1996                        $12.57        0.22             2.48             2.70
1997                        $14.72        0.20             4.51             4.71
1998                        $19.15        0.18             5.14             5.32
1999                        $24.25        0.18             4.68             4.86
2000                        $28.32        0.15            (2.80)           (2.65)
-----------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: N/A
1999(3)                     $10.00          --             1.88             1.88
2000                        $11.86        0.01            (1.84)           (1.83)
-----------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEMX
1996                        $13.81        0.07             2.54             2.61
1997                        $15.61          --             4.19             4.19
1998                        $18.33       (0.01)           (1.08)           (1.09)
1999                        $15.39       (0.02)            4.15             4.13
2000                        $19.19          --            (0.13)           (0.13)
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNIVX
1996                        $14.13        0.12             0.66             0.78
1997                        $14.69        0.08             0.25             0.33
1998                        $14.79        0.10             2.46             2.56
1999                        $15.75        0.08             4.14             4.22
2000                        $19.20        0.05            (3.38)           (3.33)
-----------------------------------------------------------------------------------


                                 LESS DIVIDENDS AND DISTRIBUTIONS FROM
                           -------------------------------------------------

                                                     NET REALIZED
                                                       GAINS ON
                                                     INVESTMENTS,      IN
                                        IN EXCESS      FUTURES       EXCESS        TOTAL          NET      NET ASSET
                              NET         OF NET      CONTRACTS      OF NET      DIVIDENDS     CHANGE IN    VALUE,
                           INVESTMENT   INVESTMENT   AND FOREIGN    REALIZED        AND        NET ASSET    END OF       TOTAL
                             INCOME       INCOME       CURRENCY      GAINS     DISTRIBUTIONS     VALUE      PERIOD     RETURN(1)
-------------------------  -----------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVIX
1996                         (0.26)       (0.02)        (1.51)          --         (1.79)         0.62      $13.81       19.14%
1997                         (0.21)          --         (1.39)          --         (1.60)         1.63      $15.44       23.89%
1998                         (0.08)       (0.02)        (1.54)          --         (1.64)         2.44      $17.88       27.68%
1999                         (0.07)          --         (0.81)          --         (0.88)         2.37      $20.25       18.53%
2000                         (0.02)          --         (1.34)          --         (1.36)        (3.56)     $16.69      (11.47%)
-----------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIDX
1996                         (0.22)       (0.01)        (0.32)          --         (0.55)         2.15      $14.72       21.92%
1997                         (0.20)       (0.01)        (0.06)       (0.01)        (0.28)         4.43      $19.15       32.24%
1998                         (0.18)          --         (0.04)          --         (0.22)         5.10      $24.25       27.93%
1999                         (0.18)          --         (0.61)          --         (0.79)         4.07      $28.32       20.24%
2000                         (0.15)          --         (0.19)       (0.13)        (0.47)        (3.12)     $25.20       (9.52%)
-----------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: N/A
1999(3)                      (0.01)          --         (0.01)          --         (0.02)         1.86      $11.86     18.87%(++)
2000                         (0.01)          --         (0.01)       (0.01)        (0.03)        (1.86)     $10.00      (15.53%)
-----------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEMX
1996                         (0.08)       (0.01)        (0.72)          --         (0.81)         1.80      $15.61       19.16%
1997                            --        (0.04)        (1.43)          --         (1.47)         2.72      $18.33       27.71%
1998                            --           --         (1.85)          --         (1.85)        (2.94)     $15.39       (6.40%)
1999                            --           --         (0.32)       (0.01)        (0.33)         3.80      $19.19       27.73%
2000                            --           --         (0.19)          --         (0.19)        (0.32)     $18.87       (0.59%)
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNIVX
1996                         (0.08)          --         (0.14)          --         (0.22)         0.56      $14.69        5.57%
1997                         (0.06)       (0.09)        (0.07)       (0.01)        (0.23)         0.10      $14.79        2.25%
1998                            --        (0.19)        (1.41)          --         (1.60)         0.96      $15.75       17.60%
1999                         (0.12)          --         (0.65)          --         (0.77)         3.45      $19.20       27.95%
2000                         (0.02)          --         (0.34)       (0.05)        (0.41)        (3.74)     $15.46      (17.61%)
-------------------------


                                              RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------------------------------------

                                                       RATIO OF
                                                         NET
                                                      INVESTMENT
                           NET ASSETS,    RATIO OF      INCOME      RATIO OF
                             END OF       EXPENSES    (LOSS) TO     EXPENSES     PORTFOLIO
                             PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                             (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*    RATE(2)
-------------------------  ---------------------------------------------------------------
GROWTH AND INCOME FUND
TICKER SYMBOL: KNVIX
1996                         $15,063       1.09%         1.77%        1.09%         39%
1997                         $35,343       1.17%         1.31%        1.18%         88%
1998                         $50,458       1.18%         0.50%        1.19%         20%
1999                         $58,336       1.18%         0.36%        1.19%          9%
2000                         $47,847       1.16%         0.10%        1.17%         14%
-----------------------------------------------------------------------------------
INDEX EQUITY FUND
TICKER SYMBOL: KNIDX
1996                         $ 9,925       0.74%         1.67%        0.84%          2%
1997                         $27,922       0.68%         1.20%        0.79%          1%
1998                         $38,205       0.67%         0.85%        0.80%         12%
1999                         $47,836       0.67%         0.67%        0.79%          9%
2000                         $38,930       0.65%         0.55%        0.78%          9%
-----------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
TICKER SYMBOL: N/A
1999(3)                      $   253     1.23%(+)      0.00%(+)       1.24%(+)       --
2000                         $   589       1.18%         0.08%        1.19%          5%
-----------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
TICKER SYMBOL: KNEMX
1996                         $14,436       1.21%         0.53%        1.21%         16%
1997                         $22,784       1.18%        (0.01%)       1.19%         32%
1998                         $23,455       1.19%        (0.07%)       1.20%         41%
1999                         $26,282       1.19%        (0.11%)       1.20%         19%
2000                         $25,231       1.16%        (0.36%)       1.17%         28%
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
TICKER SYMBOL: KNIVX
1996                         $ 8,799       1.34%         0.74%        1.34%         13%
1997                         $ 9,780       1.30%         0.53%        1.31%          3%
1998                         $12,390       1.30%         0.59%        1.31%         22%
1999                         $15,197       1.27%         0.47%        1.28%          8%
2000                         $15,162       1.25%         0.22%        1.26%          7%
-------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(+)   Annualized.
(++)  Not Annualized.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) The Investment Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

BOND FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                            INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS
                                       -----------------------------

                                                                          TOTAL
                           NET ASSET                NET REALIZED AND     INCOME
                            VALUE,        NET          UNREALIZED      (LOSS) FROM
                           BEGINNING   INVESTMENT    GAINS (LOSSES)    INVESTMENT
                           OF PERIOD     INCOME      ON INVESTMENTS    OPERATIONS
----------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KNIIX
1996                        $10.84        0.66           (0.56)            0.10
1997                        $10.16        0.68            0.34             1.02
1998                        $10.30        0.65            0.27             0.92
1999                        $10.33        0.60           (1.05)           (0.45)
2000                        $ 9.27        0.61            0.45             1.06
----------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFIX
1996                        $10.12        0.60           (0.32)            0.28
1997                        $ 9.76        0.59            0.14             0.73
1998                        $ 9.90        0.58            0.16             0.74
1999                        $10.06        0.56           (0.68)           (0.12)
2000                        $ 9.37        0.60            0.29             0.89
----------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLMX
1996                        $ 9.96        0.61           (0.21)            0.40
1997                        $ 9.75        0.61              --             0.61
1998                        $ 9.75        0.56            0.02             0.58
1999                        $ 9.77        0.53           (0.29)            0.24
2000                        $ 9.48        0.57            0.18             0.75
----------------------------------------------------------------------------------

                                             LESS DIVIDENDS
                                         AND DISTRIBUTIONS FROM
                           --------------------------------------------------

                                        IN EXCESS                   IN EXCESS       TOTAL          NET      NET ASSET
                              NET         OF NET     NET REALIZED    OF NET       DIVIDENDS     CHANGE IN    VALUE,
                           INVESTMENT   INVESTMENT     GAINS ON     REALIZED         AND        NET ASSET    END OF     TOTAL
                             INCOME       INCOME     INVESTMENTS      GAINS     DISTRIBUTIONS     VALUE      PERIOD     RETURN
-------------------------  ---------------------------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KNIIX
1996                         (0.65)       (0.10)        (0.03)           --         (0.78)        (0.68)     $10.16      1.19%
1997                         (0.68)          --         (0.20)           --         (0.88)         0.14      $10.30     10.55%
1998                         (0.65)          --         (0.24)           --         (0.89)         0.03      $10.33      9.29%
1999                         (0.60)          --            --         (0.01)        (0.61)        (1.06)     $ 9.27     (4.41%)
2000                         (0.61)          --            --            --         (0.61)         0.45      $ 9.72     11.91%
------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFIX
1996                         (0.61)       (0.03)           --            --         (0.64)        (0.36)     $ 9.76      3.01%
1997                         (0.59)          --            --            --         (0.59)         0.14      $ 9.90      7.80%
1998                         (0.58)          --            --            --         (0.58)         0.16      $10.06      7.65%
1999                         (0.57)          --            --            --         (0.57)        (0.69)     $ 9.37     (1.22%)
2000                         (0.60)          --            --            --         (0.60)         0.29      $ 9.66      9.74%
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLMX
1996                         (0.61)          --            --            --         (0.61)        (0.21)     $ 9.75      4.22%
1997                         (0.61)          --            --            --         (0.61)           --      $ 9.75      6.42%
1998                         (0.56)          --            --            --         (0.56)         0.02      $ 9.77      6.14%
1999                         (0.53)          --            --            --         (0.53)        (0.29)     $ 9.48      2.50%
2000                         (0.57)          --            --            --         (0.57)         0.18      $ 9.66      8.12%
------------------------------------------------------------------------------------------------------------------------------


                                              RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------------------------------------
                                                       RATIO OF
                                                         NET
                           NET ASSETS,    RATIO OF    INVESTMENT    RATIO OF
                             END OF       EXPENSES    INCOME TO     EXPENSES     PORTFOLIO
                             PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                             (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*    RATE(1)
-------------------------  ---------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KNIIX
1996                        $240,060       0.83%        6.57%         0.83%        102%
1997                        $229,778       0.82%        6.65%         0.83%         84%
1998                        $231,017       0.83%        6.25%         0.84%        108%
1999                        $295,017       0.83%        6.25%         0.84%         90%
2000                        $295,093       0.82%        6.51%         0.82%        135%
------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFIX
1996                        $769,395       0.77%        6.18%         0.78%        135%
1997                        $762,740       0.75%        6.03%         0.76%        114%
1998                        $885,580       0.76%        5.77%         0.77%        106%
1999                        $843,520       0.77%        5.83%         0.78%         84%
2000                        $714,445       0.76%        6.29%         0.77%        168%
------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLMX
1996                        $235,430       0.70%        6.17%         0.70%         32%
1997                        $139,739       0.72%        6.04%         0.73%         89%
1998                        $139,229       0.76%        5.74%         0.77%         72%
1999                        $172,204       0.75%        5.56%         0.76%         60%
2000                        $169,790       0.73%        6.03%         0.74%         73%
------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

BOND FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                           INCOME (LOSS) FROM
                                          INVESTMENT OPERATIONS
                                        -------------------------
                                                     NET REALIZED
                                                         AND           TOTAL
                           NET ASSET                  UNREALIZED      INCOME
                             VALUE,        NET          GAINS       (LOSS) FROM
                           BEGINNING    INVESTMENT   (LOSSES) ON    INVESTMENT
                           OF PERIOD      INCOME     INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KIFIX
1996                         $10.82        0.66         (0.56)          0.10
1997                         $10.16        0.63          0.35           0.98
1998                         $10.29        0.62          0.28           0.90
1999                         $10.32        0.58         (1.06)         (0.48)
2000                         $ 9.25        0.59          0.46           1.05
-------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFVX
1996                         $10.14        0.58         (0.32)          0.26
1997                         $ 9.78        0.57          0.15           0.72
1998                         $ 9.93        0.54          0.16           0.70
1999                         $10.08        0.54         (0.68)         (0.14)
2000                         $ 9.40        0.57          0.28           0.85
-------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLIX
1996                         $ 9.95        0.59         (0.20)          0.39
1997                         $ 9.74        0.57          0.02           0.59
1998                         $ 9.74        0.55          0.02           0.57
1999                         $ 9.76        0.52         (0.30)          0.22
2000                         $ 9.47        0.56          0.18           0.74
-------------------------------------------------------------------------------

                                          LESS DIVIDENDS AND
                                          DISTRIBUTIONS FROM
                           -------------------------------------------------

                                                                       IN
                                        IN EXCESS                    EXCESS        TOTAL          NET      NET ASSET
                              NET         OF NET     NET REALIZED    OF NET      DIVIDENDS     CHANGE IN    VALUE,
                           INVESTMENT   INVESTMENT     GAINS ON     REALIZED        AND        NET ASSET    END OF       TOTAL
                             INCOME       INCOME     INVESTMENTS     GAINS     DISTRIBUTIONS     VALUE      PERIOD     RETURN(1)
-------------------------  -----------------------------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KIFIX
1996                         (0.64)       (0.09)        (0.03)          --         (0.76)        (0.66)     $10.16       1.16%
1997                         (0.65)          --         (0.20)          --         (0.85)         0.13      $10.29      10.19%
1998                         (0.60)       (0.03)        (0.24)          --         (0.87)         0.03      $10.32       9.04%
1999                         (0.58)          --            --        (0.01)        (0.59)        (1.07)     $ 9.25      (4.76%)
2000                         (0.59)          --            --           --         (0.59)         0.46      $ 9.71      11.65%
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFVX
1996                         (0.57)       (0.05)           --           --         (0.62)        (0.36)     $ 9.78       2.76%
1997                         (0.57)          --            --           --         (0.57)         0.15      $ 9.93       7.62%
1998                         (0.55)          --            --           --         (0.55)         0.15      $10.08       7.26%
1999                         (0.54)          --            --           --         (0.54)        (0.68)     $ 9.40      (1.36%)
2000                         (0.57)          --            --           --         (0.57)         0.28      $ 9.68       9.44%
--------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLIX
1996                         (0.54)       (0.06)           --           --         (0.60)        (0.21)     $ 9.74       4.06%
1997                         (0.59)          --            --           --         (0.59)           --      $ 9.74       6.26%
1998                         (0.52)       (0.03)           --           --         (0.55)         0.02      $ 9.76       6.00%
1999                         (0.51)          --            --           --         (0.51)        (0.29)     $ 9.47       2.35%
2000                         (0.56)          --            --           --         (0.56)         0.18      $ 9.65       7.96%
--------------------------------------------------------------------------------------------------------------------------------


                                              RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------------------------------------
                                                       RATIO OF
                                                         NET
                           NET ASSETS,    RATIO OF    INVESTMENT    RATIO OF
                             END OF       EXPENSES    INCOME TO     EXPENSES     PORTFOLIO
                             PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                             (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*   RATIO(2)
-------------------------  ---------------------------------------------------------------
INCOME FUND
TICKER SYMBOL: KIFIX
1996                         $ 2,722       1.08%        6.31%         1.08%        102%
1997                         $ 5,611       1.07%        6.38%         1.08%         84%
1998                         $10,629       1.08%        5.97%         1.09%        108%
1999                         $10,614       1.08%        5.99%         1.09%         90%
2000                         $ 6,663       1.07%        6.27%         1.07%        135%
------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
TICKER SYMBOL: KNFVX
1996                         $ 7,327       1.02%        5.92%         1.03%        135%
1997                         $ 6,972       1.00%        5.79%         1.01%        114%
1998                         $12,313       1.01%        5.51%         1.02%        106%
1999                         $11,537       1.02%        5.58%         1.03%         84%
2000                         $ 9,130       1.01%        6.04%         1.02%        168%
------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
TICKER SYMBOL: KNLIX
1996                         $ 1,667       0.85%        6.02%         0.96%         32%
1997                         $ 7,433       0.88%        5.75%         0.99%         89%
1998                         $ 6,126       0.91%        5.60%         1.02%         72%
1999                         $ 4,573       0.90%        5.40%         1.01%         60%
2000                         $ 3,505       0.88%        5.88%         0.99%         73%
------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                            INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS
                                       -----------------------------
                                                    NET REALIZED AND
                                                       UNREALIZED         TOTAL
                           NET ASSET                 GAINS (LOSSES)      INCOME
                             VALUE        NET        ON INVESTMENTS    (LOSS) FROM
                           BEGINNING   INVESTMENT     AND FUTURES      INVESTMENT
                           OF PERIOD     INCOME        CONTRACTS       OPERATIONS
----------------------------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KNTIX
1996                        $10.49        0.46           (0.06)            0.40
1997                        $10.27        0.45            0.41             0.86
1998                        $10.65        0.44            0.15             0.59
1999                        $10.75        0.45           (0.79)           (0.34)
2000                        $ 9.95        0.47            0.73             1.20
----------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
TICKER SYMBOL: KNMTX
1996                        $10.52        0.44           (0.08)            0.36
1997                        $10.42        0.45            0.26             0.71
1998                        $10.68        0.45            0.11             0.56
1999                        $10.76        0.44           (0.55)           (0.11)
2000                        $10.20        0.46            0.43             0.89
----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
TICKER SYMBOL: KNMIX
1996                        $10.12        0.39           (0.04)            0.35
1997                        $10.08        0.41            0.13             0.54
1998                        $10.21        0.40            0.08             0.48
1999                        $10.27        0.41           (0.34)            0.07
2000                        $ 9.93        0.43            0.18             0.61
----------------------------------------------------------------------------------

                                           LESS DIVIDENDS AND
                                           DISTRIBUTIONS FROM
                           --------------------------------------------------

                                                     NET REALIZED                                  NET
                                        IN EXCESS      GAINS ON     IN EXCESS       TOTAL        CHANGE     NET ASSET
                              NET         OF NET     INVESTMENTS     OF NET       DIVIDENDS        IN        VALUE,
                           INVESTMENT   INVESTMENT   AND FUTURES    REALIZED         AND        NET ASSET    END OF      TOTAL
                             INCOME       INCOME      CONTRACTS       GAINS     DISTRIBUTIONS     VALUE      PERIOD     RETURN
-------------------------  ----------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KNTIX
1996                         (0.46)          --             (0.16)         --       (0.62)        (0.22)     $10.27       3.92%
1997                         (0.45)          --             (0.03)         --       (0.48)         0.38      $10.65       8.59%
1998                         (0.44)          --             (0.05)         --       (0.49)         0.10      $10.75       5.71%
1999                         (0.45)          --                --       (0.01)      (0.46)        (0.80)     $ 9.95      (3.26%)
2000                         (0.47)          --                --          --       (0.47)         0.73      $10.68      12.40%
-------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUN
TICKER SYMBOL: KNMTX
1996                         (0.46)          **                --          --       (0.46)        (0.10)     $10.42       3.41%
1997                         (0.45)          --                --          --       (0.45)         0.26      $10.68       7.07%
1998                         (0.45)          --             (0.03)         --       (0.48)         0.08      $10.76       5.37%
1999                         (0.44)          --                --       (0.01)      (0.45)        (0.56)     $10.20      (1.01%)
2000                         (0.46)          --                --          --       (0.46)         0.43      $10.63       8.99%
-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND F
TICKER SYMBOL: KNMIX
1996                         (0.39)          --                --          --       (0.39)        (0.04)     $10.08       3.51%
1997                         (0.41)          --                --          --       (0.41)         0.13      $10.21       5.52%
1998                         (0.41)          --             (0.01)         --       (0.42)         0.06      $10.27       4.75%
1999                         (0.41)          --                --          --       (0.41)        (0.34)     $ 9.93       0.67%
2000                         (0.43)          --             (0.01)         --       (0.44)         0.17      $10.10       6.31%
-------------------------------------------------------------------------------------------------------------------------------


                                              RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------------------------------------
                                                       RATIO OF
                                                         NET
                           NET ASSETS,    RATIO OF    INVESTMENT    RATIO OF
                             END OF       EXPENSES    INCOME TO     EXPENSES     PORTFOLIO
                             PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                             (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*    RATE(1)
-------------------------  ---------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KNTIX
1996                        $109,948       0.82%        4.38%         0.82%           40%
1997                        $116,652       0.79%        4.32%         0.80%           16%
1998                        $128,232       0.81%        4.16%         0.82%           53%
1999                        $122,052       0.82%        4.32%         0.83%          109%
2000                        $133,184       0.78%        4.61%         0.79%          119%
------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUN
TICKER SYMBOL: KNMTX
1996                        $285,674       0.73%        4.34%         0.73%           35%
1997                        $275,641       0.72%        4.31%         0.73%           23%
1998                        $296,484       0.73%        4.22%         0.74%           40%
1999                        $302,948       0.73%        4.22%         0.74%           63%
2000                        $256,926       0.72%        4.43%         0.73%           59%
------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND F
TICKER SYMBOL: KNMIX
1996                        $152,623       0.70%        3.83%         0.70%           24%
1997                        $111,735       0.69%        4.04%         0.70%           13%
1998                        $117,957       0.69%        3.97%         0.70%           51%
1999                        $102,608       0.71%        3.98%         0.72%           14%
2000                        $ 87,926       0.68%        4.17%         0.69%           36%
------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                               INCOME (LOSS) FROM
                                              INVESTMENT OPERATIONS
                                          -----------------------------
                                                       NET REALIZED AND
                                                       UNREALIZED GAINS      TOTAL
                              NET ASSET                  (LOSSES) ON        INCOME
                               VALUE,        NET       INVESTMENTS AND    (LOSS) FROM
                              BEGINNING   INVESTMENT       FUTURES        INVESTMENT
                              OF PERIOD     INCOME        CONTRACTS       OPERATIONS
-------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KTFIX
1996                           $10.52        0.41           (0.05)            0.36
1997                           $10.29        0.42            0.42             0.84
1998                           $10.67        0.42            0.15             0.57
1999                           $10.77        0.42           (0.78)           (0.36)
2000                           $ 9.98        0.44            0.73             1.17
-------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
TICKER SYMBOL: KNMBX
1996                           $10.52        0.42           (0.09)            0.33
1997                           $10.42        0.43            0.26             0.69
1998                           $10.68        0.42            0.11             0.53
1999                           $10.76        0.43           (0.56)           (0.13)
2000                           $10.20        0.44            0.43             0.87
-------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
TICKER SYMBOL: KNMVX
1996                           $10.11        0.38           (0.05)            0.33
1997                           $10.07        0.39            0.14             0.53
1998                           $10.20        0.39            0.07             0.46
1999                           $10.26        0.39           (0.34)            0.05
2000                           $ 9.92        0.41            0.18             0.59
-------------------------------------------------------------------------------------


                                    LESS DIVIDENDS AND DISTRIBUTIONS FROM
                              -------------------------------------------------
                                                        NET REALIZED
                                                          GAINS ON        IN
                                           IN EXCESS    INVESTMENTS     EXCESS        TOTAL          NET       NET ASSET
                                 NET         OF NET         AND         OF NET      DIVIDENDS     CHANGE IN     VALUE,
                              INVESTMENT   INVESTMENT     FUTURES      REALIZED        AND        NET ASSET     END OF
                                INCOME       INCOME      CONTRACTS      GAINS     DISTRIBUTIONS     VALUE       PERIOD
----------------------------  ------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KTFIX
1996                            (0.43)          --         (0.12)       (0.04)        (0.59)        (0.23)      $10.29
1997                            (0.42)       (0.01)        (0.03)          --         (0.46)         0.38       $10.67
1998                            (0.42)          --         (0.05)          --         (0.47)         0.10       $10.77
1999                            (0.42)          --            --        (0.01)        (0.43)        (0.79)      $ 9.98
2000                            (0.44)          --            --           --         (0.44)         0.73       $10.71
------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
TICKER SYMBOL: KNMBX
1996                            (0.41)       (0.02)           --           --         (0.43)        (0.10)      $10.42
1997                            (0.43)          --            --           --         (0.43)         0.26       $10.68
1998                            (0.42)          --         (0.03)          --         (0.45)         0.08       $10.76
1999                            (0.42)          --            --        (0.01)        (0.43)        (0.56)      $10.20
2000                            (0.44)          --            --           --         (0.44)         0.43       $10.63
------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
TICKER SYMBOL: KNMVX
1996                            (0.35)       (0.02)           --           --         (0.37)        (0.04)      $10.07
1997                            (0.40)          --            --           --         (0.40)         0.13       $10.20
1998                            (0.39)          --         (0.01)          --         (0.40)         0.06       $10.26
1999                            (0.39)          --            --           --         (0.39)        (0.34)      $ 9.92
2000                            (0.41)          --         (0.01)          --         (0.42)         0.17       $10.09
------------------------------------------------------------------------------------------------------------------------


                                                             RATIOS/SUPPLEMENTAL DATA:
                                          ---------------------------------------------------------------
                                                                      RATIO OF
                                                                        NET
                                          NET ASSETS     RATIO OF    INVESTMENT    RATIO OF
                                            END OF       EXPENSES    INCOME TO     EXPENSES     PORTFOLIO
                                TOTAL       PERIOD      TO AVERAGE    AVERAGE     TO AVERAGE    TURNOVER
                              RETURN(1)     (000'S)     NET ASSETS   NET ASSETS   NET ASSETS*    RATE(2)
----------------------------  ---------------------------------------------------------------------------
TAX-FREE INCOME FUND
TICKER SYMBOL: KTFIX
1996                            3.53%       $  936        1.07%        4.14%         1.07%         40%
1997                            8.32%       $1,712        1.04%        4.05%         1.05%         16%
1998                            5.43%       $1,938        1.06%        3.91%         1.07%         53%
1999                           (3.40%)      $1,554        1.07%        4.05%         1.08%        109%
2000                           11.97%       $1,479        1.03%        4.36%         1.04%        119%
---------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
TICKER SYMBOL: KNMBX
1996                            3.17%       $3,368        0.98%        4.09%         0.98%         35%
1997                            6.80%       $3,534        0.97%        4.06%         0.98%         23%
1998                            5.09%       $4,038        0.98%        3.97%         0.99%         40%
1999                           (1.27%)      $3,745        0.98%        3.97%         0.99%         63%
2000                            8.72%       $2,989        0.97%        4.18%         0.98%         59%
---------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
TICKER SYMBOL: KNMVX
1996                            3.36%       $2,422        0.85%        3.68%         0.95%         24%
1997                            5.38%       $4,413        0.84%        3.88%         0.95%         13%
1998                            4.60%       $5,946        0.84%        3.82%         0.95%         51%
1999                            0.51%       $4,378        0.86%        3.83%         0.97%         14%
2000                            6.05%       $3,629        0.83%        4.01%         0.94%         36%
---------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                                    INCOME
                                                    (LOSS)
                                                     FROM
                                                  INVESTMENT       LESS         NET
                                      NET ASSET   OPERATIONS:   DIVIDENDS     CHANGE     NET ASSET
                                        VALUE         NET        FROM NET       IN        VALUE,
                                      BEGINNING   INVESTMENT    INVESTMENT   NET ASSET    END OF     TOTAL
                                      OF PERIOD     INCOME        INCOME       VALUE      PERIOD     RETURN
-----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
TICKER SYMBOL: KIMXX
1996                                   $1.000        0.050        (0.050)       --        $1.000     5.06%
1997                                   $1.000        0.051        (0.051)       --        $1.000     5.23%
1998                                   $1.000        0.050        (0.050)       --        $1.000     5.13%
1999                                   $1.000        0.047        (0.047)       --        $1.000     4.80%
2000                                   $1.000        0.059        (0.059)       --        $1.000     6.04%
-----------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
TICKER SYMBOL: KGIXX
1997(1)                                $1.000        0.031        (0.031)       --        $1.000     3.10%(++)
1998                                   $1.000        0.051        (0.051)       --        $1.000     5.17%
1999                                   $1.000        0.047        (0.047)       --        $1.000     4.81%
2000                                   $1.000        0.059        (0.059)       --        $1.000     6.03%
-----------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
TICKER SYMBOL: KMIXX
1996                                   $1.000        0.030        (0.030)       --        $1.000     3.11%
1997                                   $1.000        0.033        (0.033)       --        $1.000     3.31%
1998                                   $1.000        0.030        (0.030)       --        $1.000     3.06%
1999                                   $1.000        0.028        (0.028)       --        $1.000     2.86%
2000                                   $1.000        0.037        (0.037)       --        $1.000     3.73%
-----------------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA:
                                      -------------------------------------------------
                                                                 RATIO OF
                                                    RATIO OF       NET
                                                    EXPENSES    INVESTMENT    RATIO OF
                                      NET ASSETS,      TO       INCOME TO     EXPENSES
                                        END OF       AVERAGE     AVERAGE     TO AVERAGE
                                        PERIOD         NET         NET          NET
                                        (000'S)      ASSETS       ASSETS      ASSETS*
------------------------------------  ---------------------------------------------------------------------
MONEY MARKET FUND
TICKER SYMBOL: KIMXX
1996                                   $483,919       0.52%       4.95%        0.62%
1997                                   $474,378       0.52%       5.11%        0.62%
1998                                   $693,399       0.55%       5.00%        0.64%
1999                                   $654,771       0.54%       4.70%        0.63%
2000                                   $727,435       0.54%       5.89%        0.62%
-----------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
TICKER SYMBOL: KGIXX
1997(1)                                $ 94,624       0.35%(+)    5.23%(+)     0.69%(+)
1998                                   $166,922       0.38%       5.03%        0.69%
1999                                   $215,401       0.37%       4.73%        0.65%
2000                                   $309,711       0.39%       5.92%        0.63%
-----------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
TICKER SYMBOL: KMIXX
1996                                   $155,424       0.54%       3.06%        0.64%
1997                                   $211,682       0.52%       3.27%        0.63%
1998                                   $323,272       0.54%       3.00%        0.64%
1999                                   $292,619       0.53%       2.82%        0.63%
2000                                   $295,219       0.53%       3.67%        0.62%
-----------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(+)    Annualized.

(++)   Not Annualized.

(1) The Institutional Class of the Government Money Market Fund commenced operations on June 2, 1997.

 FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

Year ended December 31

                                                     INCOME
                                                     (LOSS)
                                                      FROM
                                                   INVESTMENT        LESS
                                      NET ASSET    OPERATIONS:    DIVIDENDS        NET        NET ASSET
                                       VALUE,          NET         FROM NET     CHANGE IN       VALUE,
                                      BEGINNING    INVESTMENT     INVESTMENT    NET ASSET       END OF      TOTAL
                                      OF PERIOD      INCOME         INCOME        VALUE         PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
TICKER SYMBOL: KNIXX
1996                                   $1.000         0.050         (0.050)        --           $1.000      5.06%
1997                                   $1.000         0.051         (0.051)        --           $1.000      5.23%
1998                                   $1.000         0.050         (0.050)        --           $1.000      5.13%
1999                                   $1.000         0.047         (0.047)        --           $1.000      4.80%
2000                                   $1.000         0.058         (0.058)        --           $1.000      6.00%
------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
TICKER SYMBOL: N/A
1997(1)                                $1.000         0.030         (0.030)        --           $1.000      3.06%(++)
1998                                   $1.000         0.051         (0.051)        --           $1.000      5.17%
1999                                   $1.000         0.047         (0.047)        --           $1.000      4.81%
2000                                   $1.000         0.058         (0.058)        --           $1.000      5.99%
------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
TICKER SYMBOL: KINXX
1996                                   $1.000         0.030         (0.030)        --           $1.000      3.11%
1997                                   $1.000         0.033         (0.033)        --           $1.000      3.31%
1998                                   $1.000         0.030         (0.030)        --           $1.000      3.06%
1999                                   $1.000         0.028         (0.028)        --           $1.000      2.86%
2000                                   $1.000         0.036         (0.036)        --           $1.000      3.70%
------------------------------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTAL DATA:
                                    ----------------------------------------------------
                                                                 RATIO OF
                                                                   NET
                                       NET         RATIO OF     INVESTMENT     RATIO OF
                                     ASSETS,       EXPENSES     INCOME TO      EXPENSES
                                      END OF      TO AVERAGE     AVERAGE      TO AVERAGE
                                      PERIOD         NET           NET           NET
                                     (000'S)        ASSETS        ASSETS       ASSETS*
----------------------------------  ----------------------------------------------------
MONEY MARKET FUND
TICKER SYMBOL: KNIXX
1996                                  $  804        0.52%         4.94%            0.62%
1997                                  $1,179        0.52%         5.11%            0.62%
1998                                  $3,728        0.55%         5.00%            0.64%
1999                                  $2,141        0.55%         4.71%            0.63%
2000                                  $2,949        0.58%         5.82%            0.67%
----------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
TICKER SYMBOL: N/A
1997(1)                               $    2        0.43%(+)      5.17%(+)         0.77%(+)
1998                                  $   93        0.38%         4.92%            0.69%
1999                                  $  120        0.37%         4.71%            0.65%
2000                                  $1,885        0.54%         5.88%            0.78%
----------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
TICKER SYMBOL: KINXX
1996                                  $  782        0.54%         3.06%            0.64%
1997                                  $  289        0.52%         3.22%            0.63%
1998                                  $  346        0.54%         3.02%            0.64%
1999                                  $  658        0.53%         2.82%            0.63%
2000                                  $  160        0.54%         3.44%            0.63%
----------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(+)    Annualized.

(++)   Not Annualized.

(1) The Investment Class of the Government Money Market Fund commenced operations on June 2, 1997.

[KENT FUNDS LOGO]

THE FOLLOWING ADDITIONAL INFORMATION IS AVAILABLE TO YOU UPON REQUEST AND WITHOUT CHARGE:

--------------------------------------------------------------------------------

Annual/Semi-Annual Reports:                         Annual and Semi-Annual reports to shareholders contain
                                                    additional information about the Funds' investments. In the
                                                    Annual Report, you will find a discussion of the market
                                                    conditions and investment strategies that significantly
                                                    affected Fund performance during the previous fiscal year.
Statement of Additional Information (SAI):          The SAI provides more detailed information about the Funds, including their operations and investment policies. It is
                                                    incorporated by reference and is legally considered to be a part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports and the SAI, request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at KENT FUNDS, P.O. BOX 182201, COLUMBUS, OHIO 43218-2201 or:

                                   TELEPHONE: 1-800-633-KENT (5368)
                                   INTERNET: HTTP://WWW.KENTFUNDS.COM*

Information about the Funds, including the SAI, is available:
   - For review and copying at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.
   - At no charge on the Commission's Internet site at http://www.sec.gov.
   - For a fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

* The Funds' website is not part of this Prospectus.
Investment Company Act file no. 811-4824.

KKF-0390 (4/01)

                                 THE KENT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                 THE LYON STREET INSTITUTIONAL MONEY MARKET FUND




                                 April 30, 2001



     This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the prospectus for The Lyon Street Institutional Money Market Fund (the "Fund"), dated April 30, 2001, as amended or supplemented from time to time. The Financial Statements included in the Fund's December 31, 2000 Annual Report to Shareholders are incorporated herein. Copies of the prospectus and the Annual Report may be obtained by writing to The Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or by calling 1-800-633-KENT (5368). Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.

     SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FIFTH THIRD BANK, OLD KENT BANK OR ANY OF THEIR AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUND SEEKS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS


THE TRUST.................................................................3
INVESTMENT POLICIES.......................................................3
INVESTMENT RESTRICTIONS..................................................11
SECURITIES TRANSACTIONS..................................................13
VALUATION OF SECURITIES..................................................14
TRUSTEES AND OFFICERS....................................................16
INVESTMENT ADVISER.......................................................18
ADMINISTRATOR............................................................19
DISTRIBUTOR..............................................................20
TRANSFER AGENT...........................................................20
CUSTODIAN, AUDITORS AND COUNSEL..........................................21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................21
DIVIDENDS AND TAXES......................................................22
DECLARATION OF TRUST.....................................................23
STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS...........................25
ADVERTISING INFORMATION..................................................26
FINANCIAL STATEMENTS.....................................................26
ADDITIONAL INFORMATION...................................................27
APPENDIX A..............................................................A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SAI, OR IN THE PROSPECTUS RELATED HERETO, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS SAI AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE TRUST

     The Kent Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which was organized on May 9, 1986 as a Massachusetts business trust. The original name of the Trust was "Master Municipal Trust." The Trust changed its name to "The Kent Funds" on May 1, 1990. The Trust consists of eighteen separate investment portfolios, each of which is diversified and has a distinct investment objective and distinct investment policies. This SAI relates solely to the Lyon Street Institutional Money Market Fund. The Trust also offers the following investment portfolios, which are described in separate Statements of Additional Information: Kent Large Company Growth Fund, Kent Growth and Income Fund, Kent Index Equity Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Income Fund, Kent Intermediate Bond Fund, Kent Short Term Bond Fund, Kent Intermediate Tax-Free Fund, Kent Michigan Municipal Bond Fund, Kent Money Market Fund, Kent Government Money Market Fund, Kent Michigan Municipal Money Market Fund, Kent Science and Technology Fund, Kent Canterbury Fund and Kent Cascade Fund. The Fund is advised by Fifth Third Asset Management Inc. ("Fifth Third" or the "Investment Adviser").

     Important information about the Trust and the Fund is contained in the Fund's prospectus. This SAI provides additional information about the Trust and the Fund that may be of interest to some investors.


                               INVESTMENT POLICIES

     The following information supplements the description of the Fund's investment objective and policies as set forth in the prospectus.

MONEY MARKET INSTRUMENTS

     The Fund may invest in a broad range of "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds and U.S. Government obligations with remaining maturities of thirteen months or less.

     Bank obligations include certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     The Fund may invest a portion of its assets in the obligations issued or guaranteed by one or more foreign governments or one of their agencies or instrumentalities, including obligations of supranational entities. The Fund may also invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of

Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when Fifth Third deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks.

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Investments by the Fund in taxable commercial paper will consist of issues that are rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by Fifth Third at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial paper may include variable and floating rate instruments.

     Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although such notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

GUARANTEED INVESTMENT CONTRACTS

     The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by Fifth Third pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to the Fund's limitation on illiquid investments.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Fifth Third. During the term of any repurchase agreement, Fifth Third will continue to monitor the creditworthiness of the seller. The Fund will not enter into repurchase agreements with Fifth Third or its affiliates. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid investments, and will be subject to the Fund's limitation on illiquid investments. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS

     The Fund may purchase rated and unrated variable and floating rate instruments. When purchasing such instruments for the Fund, Fifth Third will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand.

     In determining weighted average portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment. Variable and floating rate instruments purchased by the Fund may carry nominal maturities in excess of the Fund's maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by the Fund, these instruments must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

     The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

LOAN PARTICIPATION NOTES

     The Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation the Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by the Fund may be regarded as illiquid.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     The Fund may also purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     When the Fund purchases securities on a when-issued or forward commitment basis, the Trust's custodian will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its purchase commitments exceed 25% of the value of its assets. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

UNITED STATES GOVERNMENT OBLIGATIONS

     Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury bills, notes and bonds and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ZERO COUPON OBLIGATIONS

     The Fund may acquire zero coupon obligations. Zero coupon obligations zero coupon obligations do not make interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon obligations do not pay current income, their prices can be volatile when interest rates change. The Fund will accrue income on such investments for tax and accounting purposes, as required, and such income must be distributed to shareholders. The Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations because no cash is received at the time of such income accruals. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

STRIPPED OBLIGATIONS

     The Fund may purchase U.S. Treasury obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. The Fund may also purchase other stripped securities issued by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund also may purchase

U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

     Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Fund may acquire other U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

     Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require the Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

MORTGAGE-BACKED SECURITIES

     The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In calculating the average weighted maturity of the Fund, the maturity of mortgage-backed will be based on estimates of average life.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Fifth Third's assumptions about prepayments are inaccurate, these securities may expose the Fund to significantly greater market risks than expected.

ASSET-BACKED SECURITIES

     The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

ILLIQUID AND RESTRICTED SECURITIES

     The Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days, GICs and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Fifth Third monitors the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, Fifth Third will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and
(d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

     The Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made by the Fund if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Fifth Third to be of good standing and when, in Fifth Third's judgment, the income to be earned from the loan justifies the attendant risks.

     Collateral for loans of portfolio securities made by the Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

INVESTMENT COMPANIES

     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

YIELDS AND RATINGS

     The yields on certain obligations are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of a nationally recognized statistical rating organization (an "NRSRO") represent its opinion as to the quality of the obligations it undertakes to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     After its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Fifth Third will consider such an event in determining whether the Fund should continue to hold the security. For a description of applicable securities ratings, see Appendix A.

TEMPORARY DEFENSIVE POSITIONS

     The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent the Fund from achieving its investment objective.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions include those that have been designated as "fundamental," which may not be changed without the vote of a "majority" of the Fund's outstanding shares (as defined in "Declaration of Trust--Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the limitation.

The following investment restrictions are fundamental:

     The Fund may not:

     (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

     (2) Borrow money, which includes entering into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

     (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

     (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis is not deemed to be the issuance of a senior security;

     (5) Make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements;

     (6) Purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) Purchase or sell commodities or commodity contracts or real estate, except the Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate;

     (8) Underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

     The following investment restrictions are "non-fundamental" and may be changed with or without shareholder approval:

     The Fund may not:

     (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

     (2) Invest more than 10% of its net assets in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days;

     (3) Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

     (4) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

     (5) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

     In order to comply with Securities and Exchange Commission regulations relating to money market funds, the Fund will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of its total assets at the time of purchase, except for 25% of the value of its total assets which may be invested in "First Tier Securities" (as defined by the Securities and Exchange Commission) of any one issuer for a period of up to three business days. In addition, the Fund will not borrow money, pursuant to Fundamental Investment Restriction (2), in excess of 10% of its total assets. With respect to Fundamental Investment Restriction (6), the Fund is permitted to invest in excess of 25% of its total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulation as U.S. banks.


                             SECURITIES TRANSACTIONS

     Fifth Third expects that purchases and sales of debt instruments for the Fund usually will be principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases.

     Fifth Third, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Fund. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best price and execution of orders. The determination of what may constitute best price and execution in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where the transaction is executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Fifth Third in determining the overall reasonableness of brokerage commissions paid. In determining best price and execution and selecting brokers to execute transactions, Fifth Third may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information provided to the Fund. Fifth Third is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Fund's transactions which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Fifth Third determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or the overall responsibilities of Fifth Third to the Fund and its other clients. Any such research and other statistical and factual information provided by brokers to the Fund or Fifth Third is considered to be in addition to and not in lieu of services required to be performed by Fifth Third under its Investment Advisory Agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Trust and other clients of Fifth Third who may indirectly benefit from the availability of such information. Similarly, the Trust may indirectly benefit from information made available as a result of transactions effected for such other clients.

     Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Fifth Third will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. The Fund may participate, if and when practicable, in group bidding for the purchase of certain securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.

     Neither Fifth Third nor the Fund intends to place securities transactions with any particular broker-dealer or group thereof. However, the Trust's Board of Trustees has determined that the Fund may follow a policy of considering sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best price and execution described above. The policy of the Fund with respect to brokerage is and will be reviewed by the Trust's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

     Investment decisions for the Fund are made independently by Fifth Third from those of the other investment portfolios of the Trust and investment accounts advised by Fifth Third. It may frequently develop that the same investment decision is made for more than one investment portfolio of the Trust or other account advised by Fifth Third. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one investment portfolio or account. When two or more investment portfolios or accounts are engaged in the purchase or sale of the same security, the transaction is allocated as to amount in accordance with a formula which Fifth Third believes is equitable to each investment portfolio or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular investment portfolio is concerned. To the extent permitted by law, Fifth Third may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another investment portfolio or account.

     In no instances will securities held by the Fund be purchased from or sold to Fifth Third, the Trust's Distributor or any of their "affiliated persons," as defined in the 1940 Act, except as may be permitted by any applicable regulatory exemption or exemptive order.


                             VALUATION OF SECURITIES

     As stated in the prospectus, the Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, value its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to Fifth Third, has established procedures that are intended, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value of the Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference between the amortized cost value per share and the net asset value per share based upon available indications of market value (the "Market Value Difference"). Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

     In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten the dollar-weighted average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences.

     The Fund limits its investments to instruments which Fifth Third has determined present minimal credit risk (pursuant to guidelines established by the Board of Trustees) and which are "Eligible Securities" as defined by Rule 2a-7. The Fund is also required to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share. Should the disposition of a security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable.

     It is the normal practice of the Fund to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Fund. In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

                              TRUSTEES AND OFFICERS

     The Trust is governed by a Board of Trustees under Massachusetts law. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' Adviser, Administrator, Distributor, Transfer Agent and Custodian.

     The names and principal occupations during the last five years of the Trustees and officers of the Trust are listed below. The address of all the Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219.

     JOSEPH F. DAMORE, Trustee, 48; President and Chief Executive Officer of Sparrow Hospital and Health System; formerly Director and Executive Vice President, Sisters of Mercy Health Corporation.

     * E. PHILIP FARLEY, Trustee, 61; retired; formerly Executive Vice President of Old Kent Financial Corporation - Manager of Community Banks from 1998 to retirement; prior to that, Executive Vice President of the Investment Management and Trust Department of Old Kent Bank.

     JAMES F. RAINEY, Trustee, 61; Professor of Business Administration and Associate Dean Emeritus at The Eli Broad Graduate School of Management at Michigan State University.

     RONALD F. VANSTEELAND, Trustee, 60; retired; formerly Vice President for Finance and Administration and Treasurer of Grand Valley State University, Allendale, Michigan; and formerly Treasurer of Grand Valley State University Foundation.

     JAMES F. DUCA, II, President, 43; formerly Senior Vice President of Old Kent Financial Corporation; and formerly Vice President and Trust Counsel for Marshall & Ilsley Trust Company.

     JOSEPH T. KEATING, Cihef Investment Officer, 49; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Asset Management Inc.; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Bank; President and Chief Investment Officer of Lyon Street Asset Management Company; and formerly Senior Vice President of Old Kent Bank.

     MARTIN R. DEAN, Treasurer, 37; Vice President - Fund Administration for BISYS Fund Services; and formerly employed by KPMG Peat Marwick LLP.

     AMY D. EISENBEIS, Secretary, 36; formerly Vice President - Securities Attorney for Old Kent Securities Corporation; and formerly Assistant Vice President and Associate General Counsel for Jackson National Life Insurance Company.

     JENNIFER J. BROOKS, Vice President and Assistant Secretary, 34; Director of Client Services for BISYS Fund Services.

     W. BRUCE MCCONNEL, III, Assistant Secretary, 58; Partner in the law firm of Drinker Biddle & Reath LLP.

     ALAINA V. METZ, Assistant Secretary, 34; Chief Administrator of the Blue Sky Department for BISYS Fund Services and formerly employed by Alliance Capital Management.

-----------------------------
* This Trustee is an interested person of the Trust as defined under the 1940
Act.

     During the fiscal year ended December 31, 2000, no officer, director or employee of the Trust's service contractors, or any of their parents or subsidiaries, received any direct remuneration from the Trust for serving as a Trustee or officer of the Trust, although BISYS and its affiliates, of which Mr. Dean and Mesdames Brooks and Metz are also employees, received fees from the Trust for administrative, fund accounting and transfer agency services. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. Each Trustee earns an annual fee of $8,000 and additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting, plus reimbursement of expenses incurred as a Trustee.

     Listed below is the compensation paid to each Trustee by the Trust for the fiscal year ended December 31, 2000. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Trust. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Trust's Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Trust. Such payment is made at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


                                                                    TOTAL COMPENSATION
                                                                    FROM THE TRUST AND
  NAME OF PERSON                       AGGREGATE COMPENSATION        FUND COMPLEX PAID
   AND POSITION                            FROM THE TRUST                TO TRUSTEES
   ------------                            --------------                -----------
Joseph F. Damore, Trustee                     $15,500*                     $15,500*

E. Philip Farley, Trustee                     $15,500                      $15,500

Walter B. Grimm, Trustee**                    $     0                      $     0

James F. Rainey, Trustee                      $15,500*                     $15,500*

Ronald F. VanSteeland, Trustee                $15,500                      $15,500

-------------------

* During the fiscal year ended December 31, 2000, Mr. Damore deferred $15,500 of his compensation and Mr. Rainey deferred $7,750 of his compensation pursuant to the Deferred Compensation Plan.

**   Mr. Grimm resigned as Trustee effective April 2, 2001.

     As of the date hereof, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding shares.

                               INVESTMENT ADVISER

FIFTH THIRD ASSET MANAGEMENT INC.

     Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Funds. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

     On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

     Prior to April 2, 2001, the investment adviser to the Fund was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Trust and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Trust approved on Interim Investment Advisory Agreement under which Fifth Third Bank became the investment adviser to the Trust effective upon the closing date of the Transaction. The compensation earned under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account with a third party bank until the expiration of the Interim Investment Advisory Agreement. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Fund's shareholders of a new investment advisory agreement.

     On April 12, 2001, the Board of Trustees of the Kent Funds approved a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street. The new investment advisory agreement will be submitted to shareholders for approval at a meeting scheduled for July 27, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the meeting and will continue until the relevant Kent Fund's reorganization.

     Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


INTERIM INVESTMENT ADVISORY AGREEMENT

     The overall supervision and management of the Fund rests with the Trust's Board of Trustees. Pursuant to a written Interim Investment Advisory Agreement with the Trust, dated April 2, 2001, Fifth Third furnishes to the Trust investment advice with respect to the Fund, makes all investment decisions for the Fund, and places purchase and sale orders for the Fund's securities. Fifth Third is responsible for all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments purchased or sold for the Fund, and any brokerage commissions or other transaction charges that may be associated with such purchases and sales.

     For its services to the Fund, Fifth Third is entitled to an annual fee based on the average daily net asset value of the Fund, payable monthly, at the rate of 0.40%. For the period ended December 31, 2000, Lyon Street Asset Management Company, the Trust's former investment adviser, earned advisory fees in the amount of $139,224 from the Fund. For the period ended December 31, 2000, Lyon Street Asset Management Company waived a portion of its advisory fees. Net of such waiver, Lyon Street received $27,845 in advisory fees from the Fund. Fifth Third may rebate its advisory fees to certain of its institutional customers.

     Under the Interim Investment Advisory Agreement, Fifth Third's liability in connection with rendering services thereunder is limited to situations involving a breach of its fiduciary duty, or its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     A majority of the Trustees of the Trust, and a majority of those Trustees who are not parties to the Interim Investment Advisory Agreement or interested persons of any such party, approved the agreement on February 13, 2001.

                                  ADMINISTRATOR

     Fifth Third Bank serves as the Administrator of the Trust. Prior to April 2, 2001, Old Kent Securities Corporation ("OKSC") served as Administrator of the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Administrator to Fifth Third Bank. Fifth Third Bank provides management and administrative services and, in general, supervises the operation of the Fund (other than investment advisory operations). The current term of the Administration Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

     By the terms of the Administration Agreement, Fifth Third Bank is required to provide to the Fund management and administrative services, as well as all necessary office space, equipment and clerical personnel for managing and administering the affairs of the Fund. Fifth Third Bank is required to supervise the provision of custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services and provide other management and administrative services.

     As compensation for the services and facilities provided to the Fund and the Trust's other investment portfolios pursuant to the Administration Agreement, Fifth Third Bank is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion - .185% of such assets; between $5.0 and $7.5 billion - .165% of such assets; and over $7.5 billion - .135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per investment portfolio that is applicable to the Fund. For the period ended December 31, 2000, Old Kent Securities Corporation, the Trust's former administrator, earned $62,595 in administration fees from the Fund. For the period ended December 31, 2000, Old Kent Securities Corporation waived a portion of its administration fees. Net of such waiver, it received $15,629. All expenses (other than those specifically referred to as being borne by Fifth Third Bank in the Administration Agreement) incurred by Fifth Third Bank in connection with the operation of the Trust are borne by the Fund and the Trust's other investment portfolios. To the extent that Fifth Third Bank incurs any such expenses or provides certain additional services to the Trust, the Fund promptly will reimburse Fifth Third Bank therefor.

     Fifth Third Bank also serves as the Trust's Fund Accountant pursuant to a Fund Accounting Agreement. Prior to April 2, 2001, OKSC served as Fund Accountant to the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Fund Accountant to Fifth Third Bank. Under the Fund Accounting Agreement, Fifth Third Bank prices the Fund's shares, calculates the Fund's net asset value, and maintains the general ledger accounting records for the Fund. For these services and those provided to the Trust's other investment portfolios, Fifth Third Bank is entitled to receive a fee computed daily at the annual rate of .015% of the Trust's average daily net assets. The current term of the Fund Accounting Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

SUB-ADMINISTRATION AND SUB-FUND ACCOUNTING AGREEMENTS

     BISYS Fund Services, Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Fifth Third Bank and BISYS. BISYS also provides certain fund accounting services to the Trust pursuant to a Sub-Fund Accounting Agreement between Fifth Third Bank and BISYS. As part of the Transaction, OKSC assigned to Fifth Third Bank its duties and responsibilities under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement (described under the heading "Transfer Agent") with BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from Fifth Third Bank computed daily at the annual rate of 0.045% of the Trust's average daily net assets. The fees paid to BISYS by Fifth Third Bank for such services come out of Fifth Third Bank's fees and are not an additional charge to the Funds.


                                   DISTRIBUTOR

     The Trust has entered into a Distribution Agreement dated July 1, 1999 with Kent Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("KFDI"). After the initial one-year term, unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if approved at least annually at a meeting called for that purpose by a majority of the Trustees and a majority of the "non-interested" Trustees, as that term is defined in the 1940 Act. Shares of the Fund are sold on a continuous basis by KFDI as agent for the Trust, and KFDI has agreed to use its best efforts to solicit orders for the sale of shares of the Fund.


                                 TRANSFER AGENT

     Fifth Third Bank serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Prior to April 2, 2001, OKSC served as Transfer Agent to the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Transfer Agent to Fifth Third Bank. Under the Transfer Agency Agreement, Fifth Third Bank processes purchases and redemptions of the Fund's shares and maintains the Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

     BISYS provides certain transfer agent and dividend disbursing agent services to the Trust pursuant to a Sub-Transfer Agency Agreement between Fifth Third Bank and BISYS. In addition to the fees described under the heading "Sub-Administration and Sub-Fund Accounting Agreements," BISYS is entitled to receive from Fifth Third Bank a $15 per account annual processing fee for all Trust accounts in excess of 22,000.


                         CUSTODIAN, AUDITORS AND COUNSEL

     The Bank of New York, 100 Church Street, New York, New York 10286 is custodian of all securities and cash of the Trust.

     KPMG LLP, Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, Certified Public Accountants, are the independent auditors for the Trust.

     Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The prospectus for the Fund describes those investors who are eligible to purchase shares of the Fund.

     In an exchange, shares in the investment portfolio from which an investor is withdrawing will be redeemed at the net asset value per share next determined after the exchange request is received. Shares of the investment portfolio in which the investor is investing will also normally be purchased at the net asset value per share next determined after acceptance of the purchase order by the Trust in accordance with its customary policies for accepting investments.

     Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situation described in the prospectus under "How Can I Redeem Shares," the Trust may redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act, to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the prospectus from time to time.

     The Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareholders may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

     The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.


                               DIVIDENDS AND TAXES

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussion of federal income tax consequences in the prospectus and this SAI is based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     The Fund will be treated as a separate corporate entity under the Code and intends to elect to qualify as a regulated investment company. In order to qualify as a regulated investment company, the Fund must comply with certain requirements in the Code. The Fund is required to distribute annually an amount equal to at least the sum of 90% of its investment company income and 90% of its net tax-exempt interest income (the "Distribution Requirement"). The Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any one issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund, or whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the effective maximum marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum nominal rate of 20% for assets held more than 18 months and 28% for assets held more than 12 months but not more than 18 months. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                              DECLARATION OF TRUST

DESCRIPTION OF SHARES

     The Trust's Restatement of Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest in one or more separate series, and the creation of one or more classes of shares within each series. Each share of a series represents an equal proportionate interest in the Trust with each other share of that series. Each series represents interests in a different investment portfolio. The Trust currently offers eighteen series of shares. The Fund has a single class of shares. The other series of the Trust may have Investment Shares, Institutional Shares and/or Advisor Shares. Each share of the Trust has no par value and is entitled to such dividends and distributions of the income earned on its respective series' assets as are declared at the discretion of the Trustees. Each class or series is entitled upon liquidation of such class or series to a pro rata share in the net assets of that class or series. Shareholders have no preemptive rights. When issued for payment as described in the prospectus, shares will be legally issued, fully paid and non-assessable.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

SHAREHOLDER LIABILITY

     The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, there is a possibility that shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Restatement of Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking entered into or executed by the Trust or the Trustees. In addition, the Restatement of Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of that investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining less than 50% of the shares of the Trust voting will not be able to elect any Trustees.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. At such time, however, as less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; or (2) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may also voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

     The Restatement of Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Trust, provided that they have exercised reasonable care in the selection of such individuals. The Restatement of Declaration of Trust also provides that a Trustee shall be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which said Trustee is involved by reason of being or having been a Trustee of the Trust, except with respect to any matter as to which such Trustee has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her actions were in the best interest of the Trust. Nothing in the Restatement of Declaration of Trust shall protect a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as Trustee.


                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

     The yields of the Fund as they may appear from time to time in advertisements will be calculated by determining the net change exclusive of capital changes (all realized and unrealized gains and losses) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts for each class of shares in proportion to the length of the base period and the average account size for each class. The 30-day yield is determined similarly. Based on the foregoing formula, for the 7-day period ended December 31, 2000, the yield of the Fund was 6.67%. This yield figure reflects waivers of certain expenses.

     If realized and unrealized gains and losses were included in the yield calculation, the yield of the Fund might vary materially from that reported in advertisements.

     In addition to the yields of the Fund, the effective yields may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period return by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. Based on the foregoing formula, for the period ended December 31, 2000, the effective yield of the Fund was 6.67%. This yield figure reflects waivers of certain expenses.

     The Fund may also quote from time to time its total return in accordance with Securities and Exchange Commission Regulations.

                             ADVERTISING INFORMATION

     The Fund may from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that compares the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

     In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                              FINANCIAL STATEMENTS

     The Financial Statements included in the Fund's December 31, 2000 Annual Report to Shareholders are incorporated by reference into this SAI. The Financial Statements included in the Annual Report have been audited by the Trust's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other part of the Annual Reports is incorporated herein. Copies of the Financial Statements may be obtained without charge by contacting The Kent Funds at P.O. Box 182201, Columbus, Ohio 43218-2201 or at 1-800-633-KENT (5368).


                             ADDITIONAL INFORMATION

     Except as otherwise stated in the Trust's prospectus, this SAI or required by law, the Trust reserves the right to change the terms of the offers stated in its prospectus or this SAI without shareholder approval, including the right to impose or change certain fees for services provided.

PERSONAL INVESTING POLICY

     The Trust, Fifth Third and KFDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act which allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

PRINCIPAL HOLDERS OF SECURITIES

     Set forth below are the record owners or, to the Trust's knowledge, the beneficial owners of 5% or more of the outstanding Institutional Shares of the Fund as of April 12, 2001.

NAME AND ADDRESS                                                   PERCENTAGE OF
                                                                   OWNERSHIP

Trent & Co                                                         86.30%
4420 44th Street, Suite A
Kentwood, Michigan 49512

Old Kent Bank Investment Sweep Clearing Account                    13.70%
1850 East Paris Avenue
Kentwood, Michigan 49546

     Any persons or organizations listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                                   APPENDIX A

                            DESCRIPTION OF SECURITIES


COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                 THE KENT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                           SCIENCE AND TECHNOLOGY FUND
                                 CANTERBURY FUND
                                  CASCADE FUND

                                 April 30, 2001

     This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the prospectus for the Funds dated April 30, 2001, as amended or supplemented from time to time. The Financial Statements included in the Funds' December 31, 2000 Annual Report to Shareholders are incorporated herein. Copies of the prospectus and the Annual Report may be obtained by writing to Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or by calling 1-800-896-KENT (5368). Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.

     SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FIFTH THIRD BANK, OLD KENT BANK OR ANY OF THEIR AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


                                                                                           PAGE
The Trust....................................................................................3
Common Types of Investments and Management Practices and Potential Risks.....................3
Investment Restrictions.....................................................................18
Securities Transactions.....................................................................19
Valuation Of Securities.....................................................................21
Trustees And Officers.......................................................................23
Investment Adviser..........................................................................25
Administrator...............................................................................26
Distributor.................................................................................28
Transfer Agent..............................................................................28
Custodian, Auditors And Counsel.............................................................28
Distribution Plan...........................................................................29
Additional Purchase And Redemption Information..............................................30
Dividends And Taxes.........................................................................34
Declaration Of Trust........................................................................34
Standardized Total Return Quotations........................................................37
Advertising Information.....................................................................38
Financial Statements........................................................................39
Additional Information......................................................................40
Appendix A.................................................................................A-1
Appendix B.................................................................................B-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SAI, OR IN THE PROSPECTUS RELATED HERETO, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS SAI AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE TRUST

     The Kent Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which was organized on May 9, 1986, as a Massachusetts business trust. The Trust changed its name from "Master Municipal Trust" on May 1, 1990. The Trust consists of eighteen separate series, each of which is diversified and has a distinct investment objective and distinct investment policies.

     This SAI relates to the following three series (individually, a "Fund," and collectively, the "Funds"): Science and Technology Fund, Canterbury Fund, and Cascade Fund. The Science and Technology Fund has two classes of shares: Advisor Shares and Institutional Shares. The Canterbury Fund and the Cascade Fund each have one class of shares: Advisor Shares. This SAI relates to both the Advisor Shares and Institutional Shares of the Science and Technology Fund and the Advisor Shares of the Canterbury Fund and the Cascade Fund.

     Important information about the Trust and the Funds is contained in the Funds' prospectuses. This SAI provides additional information about the Trust and the Funds that may be of interest to some investors. The Trust offers additional series which are described in separate prospectuses and statements of additional information.

     Each Fund is advised by Fifth Third Asset Management Inc. ("Fifth Third").

    COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES AND POTENTIAL RISKS

     This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that Fifth Third may use in the day-to-day management of the Funds' portfolios. A Fund may, but will not necessarily, invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Funds' investment objective(s) and policies described in the Prospectus and in this SAI.

     AMERICAN DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. ADRs traded in the over-the-counter market, which do not have an active or substantial secondary market, will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

     Some institutions issuing ADRs may not be sponsored by the issuer. If a Fund invests in an unsponsored ADR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR than is available for an issuer of securities underlying a sponsored ADR. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Certain of these risks are described above under "Foreign Securities."

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, Fifth Third will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

CURRENCY SWAPS. Each Fund may also enter into currency swaps for hedging purposes or to increase total return. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in segregated accounts by the Trust's custodian. Inasmuch as these transactions are entered into for good faith hedging purposes, Fifth Third believes that such obligations do not constitute senior securities as defined in the Investment Company Act of 1940, as amended ("1940 Act") and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fifth Third is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique was not used.

     The Funds will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Funds are authorized to enter into forward currency exchange contracts. A forward currency exchange contract is an obligation to purchase or sell a specific currency, or a "basket" of currencies, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Funds may also engage in cross-hedging by using forward currency exchange contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Fifth Third believes that there is a pattern of correlation between the two currencies.

     The Funds may enter into forward currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When Fifth Third anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account consisting of cash, U.S. Government securities or other liquid securities, equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be marked to market. If the value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     While a Fund may enter into forward contract to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to the risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by Fifth Third.

FOREIGN SECURITIES. The Science and Technology Fund may invest without limit in the securities of foreign issuers. The Canterbury Fund and the Cascade Fund may invest up to 10% of their total assets in securities of foreign issuers. These obligations may be issued by supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and internal banking institutions and related government agencies. As noted under the heading "Money Market Instruments," all of the Funds may invest in certain obligations of foreign banks and foreign branches of domestic banks.

     Investment in foreign securities involves special risks. The performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such



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as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency increases the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. With respect to securities issued by foreign governments, such governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     Although the Funds may invest in securities denominated in foreign currencies, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currencies.

     Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers,



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dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



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     When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its purchase commitments exceed 25% of the value of its assets.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may also purchase futures contracts, which are contracts in which a Fund agrees, at maturity, to take or make delivery of certain securities, other financial instruments, the cash value of a specified index or a stated quantity of foreign currency. Each Fund may also purchase and sell put and call options on futures contracts traded on an exchange or board of trade. Futures may be used for hedging purposes or to provide liquid assets. A Fund will not enter into a futures contract unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions plus premiums paid for related options is less than 5% of the Fund's net assets. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

HYBRID INSTRUMENTS. Each Fund may invest in Hybrid Instruments. Hybrid Instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging its securities. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a




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predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European security exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


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     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of a Fund.

     Each Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruption in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.




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     The Funds may also purchase chares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Funds may also invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

MONEY MARKET INSTRUMENTS. Each Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, corporate bonds with maturities of less than one year, variable amount master demand notes and U.S. Government obligations with remaining maturities of thirteen months or less.

     Bank obligations include certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Obligations of foreign banks and foreign branches of domestic banks include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when Fifth Third deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to



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less stringent reserve requirements and to different accounting, auditing, reporting and record- keeping standards than those applicable to domestic branches of U.S. banks.

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Investments by the Funds in taxable commercial paper will consist of issues that are rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper that are determined by Fifth Third at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments. Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if Fifth Third has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

     Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although such notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

OPTIONS. Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, indices, financial instruments or foreign currencies, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund will not purchase put or call options where the aggregate premiums on outstanding options exceed 5% of the Fund's net assets and will not write options on more than 25% of the value of its net assets.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the



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market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid securities, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are secured by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current



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bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

PORTFOLIO TURNOVER. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Fifth Third. During the term of any repurchase agreement, Fifth Third will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with Fifth Third or its affiliates. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible



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

loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

RESTRICTED SECURITIES. Each Fund may purchase restricted securities. Restricted securities are securities with legal or contractual restrictions on resale.

     Restricted securities include securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A or
Section 4(2). Rule 144A and Section 4(2) allow for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A and Section 4(2) establish a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Fifth Third may determine securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act to be liquid in accordance with guidelines established by the Board of Trustees. In reaching liquidity decisions, Fifth Third will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A and
Section 4(2) transactions could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made by a Fund if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Fifth Third to be of good standing and when, in Fifth Third's judgment, the income to be earned from the loan justifies the attendant risks.

     Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

UNITED STATES GOVERNMENT OBLIGATIONS. Each Fund may purchase U.S. Government obligations, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bills, notes and bonds and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

WARRANTS. Each Fund may purchase warrants and similar rights, which entitle the holder to subscribe to and purchase a specified number of equity securities at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions include those that have been designated as "fundamental," which may not be changed with respect to a Fund without the vote of a majority of the Fund's outstanding shares (as defined in "Declaration of Trust--Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the limitation. Unless otherwise stated, each restriction applies to all Funds.

FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental. A Fund may not:

     (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

     (2) Borrow money, which includes entering into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

     (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets;

     (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

     (5) Make loans, except that a Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets (including the value of the collateral received for the loan) to brokers, dealers and financial institutions, and enter into repurchase agreements;

     (6) With respect to the Canterbury Fund and the Cascade Fund, purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) Purchase or sell commodities or commodity contracts or real estate, except a Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate and may engage in currency or other financial futures contracts and related options transactions;

     (8) Underwrite securities of other issuers, except that a Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective; or

     (9) Purchase any security (other than U.S. Government securities) of any issuer if as a result the Fund would hold more than 10% of the voting securities of the issuer.

NON-FUNDAMENTAL RESTRICTIONS. The following investment restrictions are "non-fundamental" and may be changed with respect to a Fund without shareholder approval. A Fund may not:

     (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

     (2) Invest more than 15% of its total assets in illiquid securities;

     (3) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

     (4) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

                             SECURITIES TRANSACTIONS

     Fifth Third expects that purchases and sales of securities for the Funds usually will be effected through brokerage transactions for which commissions are payable.

     Fifth Third, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Funds. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best price and execution of orders. The determination of what may constitute best price and execution in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where the transaction is executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Fifth Third in determining the overall reasonableness of brokerage commissions paid. In determining best price and execution and selecting brokers to execute transactions, Fifth

Third may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information provided to a Fund. Fifth Third is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a Fund's transactions which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Fifth Third determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or the overall responsibilities of Fifth Third to the Funds and its other clients. Any such research and other statistical and factual information provided by brokers to a Fund or Fifth Third is considered to be in addition to and not in lieu of services required to be performed by Fifth Third under its Investment Advisory Agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Trust and other clients of Fifth Third who may indirectly benefit from the availability of such information. Similarly, the Trust may indirectly benefit from information made available as a result of transactions effected for such other clients.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of a transaction may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Fifth Third will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Each Fund may participate, if and when practicable, in group bidding for the purchase of certain securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.

     Neither Fifth Third nor the Funds intend to place securities transactions with any particular broker-dealer or group thereof. However, the Trust's Board of Trustees has determined that each Fund may follow a policy of considering sales of the Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best price and execution described above. The policy of each Fund with respect to brokerage is and will be reviewed by the Trust's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

     For the period ended December 31, 2000, the Funds paid commission in the following amounts: Science and Technology Fund, $4,899; Canterbury Fund, $612; and Cascade Fund, $316. No Fund paid any brokerage commission to an affiliated broker of the Trust.

     Investment decisions for each Fund are made independently by Fifth Third from those of the other Funds and investment accounts advised by Fifth Third. It may frequently develop that the same investment decision is made for more than one Fund or account. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one Fund or account. When two or more Funds or accounts are engaged in the purchase or sale of the same security, the transaction is allocated as to amount in accordance with a formula which Fifth Third believes is equitable to each Fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Fund is concerned. To the extent permitted by law, Fifth Third may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or account.

     As of December 31, 2000, the Funds owned the following securities of the Trust's regular broker-dealers:

                                                                     Type of
Fund                Name of Broker-Dealer                            Security      Amount
----                ---------------------                            --------      -------
Science and         Federated Prime Value Obligation Money Market    Debt          $12,000
Technology Fund     Fund

Canterbury Fund     Federated Prime Value Obligation Money Market    Debt          $7,000
                    Fund

Canterbury Fund     Goldman Sachs & Co.                              Equity        $2,000

Canterbury Fund     Morgan Stanley Dean Witter                       Equity        $7,000

Cascade Fund        Federated Prime Value Obligation Money Market    Debt          $2,000
                    Fund

     In no instances will securities held by a Fund be purchased from or sold to Fifth Third, the Trust's distributor or any of their "affiliated persons," as defined in the 1940 Act, except as may be permitted by any applicable regulatory exemption or exemptive order.

                             VALUATION OF SECURITIES

     Current values for Funds' portfolio securities are determined as follows:

     (1) Common stock, preferred stock and other equity securities listed on the NYSE are valued on the basis of the last sale price on the exchange. In the absence of any sales, such securities are valued at the last bid price;

     (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is primarily traded;

     (3) Common stock, preferred stock and other equity securities which are unlisted and quoted on the National Market System (NMS) are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the last bid price;

     (4) Common stock, preferred stock and other equity securities which are quoted on the NASDAQ system but not listed on NMS are valued at the last bid price;

     (5) Common stock, preferred stock and other equity securities which are not listed and not quoted on NASDAQ and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;

     (6) Non-U.S. common stock, preferred stock and other equity securities which are not listed or are listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Fifth Third;

     (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Fifth Third and approved by the Board of Trustees;

     (8) Short-term debt securities which when purchased have maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees;

     (9) Short-term debt securities having maturities of more than sixty days when purchased which are held on the sixtieth day prior to maturity are thereafter valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees; and

     (10) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available, and (b) any other security for which the application of the above methods is deemed by Fifth Third not to be representative of the market value of such security.

     In valuing each Fund's assets, the Trust's fund accountant will "mark-to-market" the current value of a Fund's open futures contracts and options. For valuation purposes, quotations of securities denominated in foreign currencies are converted to into U.S. dollars at the prevailing currency exchange rate on the day of the conversion.

                              TRUSTEES AND OFFICERS

     The Trust is governed by a Board of Trustees under Massachusetts law. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' investment adviser, administrator, distributor, transfer agent and custodian.

     The names, ages and principal occupations during the last five years of the Trustees and officers of the Trust are listed below. The address of all the Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219.

     JOSEPH F. DAMORE, Trustee, 48; President and Chief Executive Officer of Sparrow Hospital and Health System; formerly Director and Executive Vice President, Sisters of Mercy Health Corporation.

     * E. PHILIP FARLEY, Trustee, 61; retired; formerly Executive Vice President of Old Kent Financial Corporation - Manager of Community Banks from 1998 to retirement; prior to that Executive Vice President of the Investment Management and Trust Department of Old Kent Bank.

     JAMES F. RAINEY, Trustee, 61; Professor of Business Administration and Associate Dean Emeritus at The Eli Broad Graduate School of Management at Michigan State University.

     RONALD F. VANSTEELAND, Trustee, 60; retired; formerly Vice President for Finance and Administration and Treasurer of Grand Valley State University, Allendale, Michigan; and formerly Treasurer of Grand Valley State University Foundation.

     JAMES F. DUCA, II, President, 43; formerly Senior Vice President of Old Kent Financial Corporation; and formerly Vice President and Trust Counsel for Marshall & Ilsley Trust Company.

     JOSEPH T. KEATING, Cihef Investment Officer, 49; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Asset Management Inc.; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Bank; President and Chief Investment Officer of Lyon Street Asset Management Company; and formerly Senior Vice President of Old Kent Bank.

     MARTIN R. DEAN, Treasurer, 37; Vice President - Fund Administration for BISYS Fund Services; and formerly employed by KPMG Peat Marwick LLP.

     AMY D. EISENBEIS, Secretary, 36; formerly Vice President - Securities Attorney for Old Kent Securities Corporation; and formerly Assistant Vice President and Associate General Counsel for Jackson National Life Insurance Company.

     JENNIFER J. BROOKS, Vice President and Assistant Secretary, 34; Director of Client Services for BISYS Fund Services.

     W. BRUCE MCCONNEL, III, Assistant Secretary, 58; Partner in the law firm of Drinker Biddle & Reath LLP.

     ALAINA V. METZ, Assistant Secretary, 34; Chief Administrator of the Blue Sky Department for BISYS Fund Services; and formerly employed by Alliance Capital Management.
-----------------------------------

* This Trustee is an interested person of the Trust as defined under the 1940
Act.

     During the fiscal year ended December 31, 2000, no officer, director or employee of the Trust's service contractors, or any of their parents or subsidiaries, received any direct remuneration from the Trust for serving as a Trustee or officer of the Trust, although BISYS and its affiliates, of which Mr. Dean and Mesdames Brooks and Metz are also employees, received fees from the Trust and from Old Kent Securities Corporation for administrative, fund accounting and transfer agency services. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. Each Trustee earns an annual fee of $8,000 and additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting, plus reimbursement of expenses incurred as a Trustee.

     Listed below is the compensation paid to each Trustee by the Trust for the fiscal year ended December 31, 2000. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Trust. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Trust. Such payment is made at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

                                                            TOTAL COMPENSATION
                                                            FROM THE TRUST AND
    NAME OF PERSON               AGGREGATE COMPENSATION      FUND COMPLEX PAID
     AND POSITION                    FROM THE TRUST             TO TRUSTEES
     ------------                    --------------             -----------
Joseph F. Damore, Trustee                  $ 15,500*              $ 15,500

E. Philip Farley, Trustee                  $ 15,500               $ 15,500

Walter B. Grimm, Trustee**                 $      0               $      0

James F. Rainey, Trustee                   $ 15,500*              $ 15,500

Ronald F. VanSteeland, Trustee             $ 15,500               $ 15,500
-------------------

* During the fiscal year ended December 31, 2000, Mr. Damore deferred $15,500of his compensation and Mr. Rainey deferred $7,750 of his compensation pursuant to the Deferred Compensation Plan.

**       Mr. Grimm resigned as a Trustee effective April 2, 2001.

     As of the date hereof, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding shares.

                               INVESTMENT ADVISER

FIFTH THIRD ASSET MANAGEMENT INC. Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Funds. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

     On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

     Prior to April 2, 2001, the investment adviser to the Funds was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Trust and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Trust approved an Interim Investment Advisory Agreement under which Fifth Third Bank became the investment adviser to the Trust effective upon the closing date of the Transaction. The compensation earned under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account with a third party bank until the expiration of the Interim Investment Advisory Agreement. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Fund's shareholders of a new investment advisory agreement.

     On April 12, 2001, the Board of Trustees of the Kent Funds approved a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street. The new investment advisory agreement will be submitted to shareholders for approval at a meeting scheduled for July 27, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the meeting and will continue until the relevant Kent Fund's reorganization.

     Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

INTERIM INVESTMENT ADVISORY AGREEMENT. The overall supervision and management of the Funds rests with the Trust's Board of Trustees. Pursuant to a written Interim Investment Advisory Agreement with the Trust, dated April 2, 2001, Fifth Third furnishes to the Trust investment advice with respect to the Funds, makes all investment decisions for the Funds, and places purchase and sale orders for the Funds' securities. Fifth Third is responsible for all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments purchased or sold for the Funds and any brokerage commissions or other transaction charges that may be associated with such purchases and sales.

     As compensation for its investment advisory services, Fifth Third is entitled to an annual fee of 0.70% of the average daily net assets of each Fund, payable monthly. For the period ended December 31, 2000, Lyon Street Asset Management Company, the Trust's former investment adviser, earned advisory fees in the amount of $15,197 from the Science and Technology Fund, $1,030 from the Canterbury Fund, and $612 from the Cascade Fund.

     Under the Interim Investment Advisory Agreement, Fifth Third's liability in connection with rendering services thereunder is limited to situations involving a breach of its fiduciary duty, or its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                  ADMINISTRATOR

     Fifth Third Bank, serves as the Administrator of the Trust. Prior to April 2, 2001, Old Kent Securities Corporation ("OKSC") served as Administrator of the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Administrator to Fifth Third Bank. Fifth Third Bank provides management and administrative services and, in general, supervises the operation of each Fund (other than investment advisory operations). The current term of the Administration Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

     By the terms of the Administration Agreement, Fifth Third Bank is required to provide to the Funds management and administrative services, as well as all necessary office space, equipment and clerical personnel for managing and administering the affairs of the Funds. Fifth Third Bank is required to supervise the provision of custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services and provide other management and administrative services.

     As compensation for the services and facilities provided to the Funds pursuant to the Administration Agreement, Fifth Third Bank is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion
- 0.185% of such assets; between $5.0 and $7.5 billion - 0.165% of such assets; and over $7.5 billion - 0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by OKSC in the Administration Agreement) incurred by Fifth Third Bank in connection with the operation of the Trust are borne by the Funds. To the extent that Fifth Third Bank incurs any such expenses or provides certain additional services to the Trust, the Funds promptly will reimburse Fifth Third Bank therefor. For the period ended December 31, 2000, Old Kent Securities Corporation, the Trust's former administrator, earned administration fees in the amount of $21,270 from the Science and Technology Fund, $21,270 from the Canterbury Fund and $21,270 from the Cascade Fund. For the period ended December 31, 2000, Old Kent Securities Corporation waived a portion of its administration fees. Net of such waivers, it received $3,891 from the Science and Technology Fund, $265 from the Canterbury Fund, and $157 from the Cascade Fund.

     Fifth Third Bank also serves as the Trust's Fund Accountant pursuant to a Fund Accounting Agreement. Prior to April 2, 2001, OKSC served as Fund Accountant of the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Fund Accountant to Fifth Third Bank. Under the Fund Accounting Agreement, Fifth Third Bank prices each Fund's shares, calculates each Fund's net asset value, and maintains the general ledger accounting records for each Fund. For these services, Fifth Third Bank is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $10,000 per fund that is applicable to certain Funds of the Trust. The current term of the Fund Accounting Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

SUB-ADMINISTRATION AND SUB-FUND ACCOUNTING AGREEMENTS. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Fifth Third Bank and BISYS. BISYS also provides certain fund accounting services to the Trust pursuant to a Sub-Fund Accounting Agreement between Fifth Third Bank and BISYS. As part of the Transaction, OKSC assigned to Fifth Third Bank its duties and responsibilities under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement (described under the heading "Transfer Agent") with BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement , BISYS is entitled to receive a fee from Fifth Third Bank computed daily at the annual rate of 0.045% of the Trust's average daily net assets. The fees paid to BISYS by Fifth Third Bank for such services come out of Fifth Third Bank's fees and are not an additional charge to the Funds.

                                   DISTRIBUTOR

     The Trust has entered into a Distribution Agreement dated July 1, 1999, with Kent Fund Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("KFDI"). After the initial one year term, unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if approved at least annually at a meeting called for that purpose by a majority of the Trustees and a majority of the "non-interested" Trustees, as that term is defined in the 1940 Act. Shares of the Funds are sold on a continuous basis by KFDI as agent for the Trust, and KFDI has agreed to use its best efforts to solicit orders for the sale of shares of the Funds.

                                 TRANSFER AGENT

     Fifth Third Bank serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Prior to April 2, 2001, OKSC served as Transfer Agent of the Trust. As part of the Transaction, OKSC assigned its duties and responsiblities as Transfer Agent to Fifth Third Bank. Under the Transfer Agency Agreement, Fifth Third Bank processes purchases and redemptions of each Fund's shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account. For these services, Fifth Third Bank is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by Fifth Third Bank in the Transfer Agency Agreement) incurred by Fifth Third Bank in connection with its services to the Trust are borne by the Funds.

     BISYS provides certain transfer agent and dividend disbursing agent services to the Trust pursuant to a Sub-Transfer Agency Agreement between Fifth Third Bank and BISYS. In addition to the fees described under the heading "Sub-Administration and Sub-Fund Accounting Agreements," BISYS is entitled to receive from Fifth Third Bank a $15 per account annual processing fee for all Trust accounts in excess of 22,000.

                         CUSTODIAN, AUDITORS AND COUNSEL

     The Bank of New York, 100 Church Street, New York, New York 10286, is custodian of all securities and cash of the Trust.

     KPMG LLP, Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, Certified Public Accountants, are the independent auditors for the Trust.

     Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

                                DISTRIBUTION PLAN

     As described in the prospectuses, the Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Plan provides that the Advisor Shares of a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% (on an annualized basis) of the average daily net asset value of the Advisor Shares. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25%. The Plan obligates a Fund, during the period it is in effect, to accrue and pay to the distributor on behalf of a Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the distributor, and the payments may exceed distribution expenses actually incurred.

     All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement must provide to the Trust's Board of Trustees at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments pursuant to the Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

     The services under the Plan may include assistance in advertising and marketing of Advisor Shares, aggregating and processing purchase, exchange and redemption requests for Advisor Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting with respect to Advisor Shares.

     As required by Rule 12b-1, the Plan and the related Distribution and Servicing Agreements have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not "interested" persons of the Trust (as defined by the 1940 Act) and who have no direct or indirect interest in the operation of the Plan and the agreements related thereto ("Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. The Plans were approved by the Board of Trustees as a whole and by the Independent Trustees on May 25, 2000. In compliance with Rule 12b-1, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan and the related agreements would benefit the Funds and their shareholders. The Trustees concluded that the Plan could enhance the retail distribution of the Funds, thereby resulting in growth of the Funds' assets and a wider shareholder base. This could help the Funds to remain competitive with other funds by, among other things, lessening the impact on shareholders of redemptions, attracting talented investment managers and providing more flexibility to portfolio managers in the execution of Fund orders. The Plan may not be amended in order to increase materially the amount of distribution expenses permitted under the Plan without such amendment being approved by a majority vote of the outstanding Advisor Shares of the affected Fund. The Plan may be terminated at any time by a majority vote of the Independent Trustees or by a majority vote of the outstanding Advisor Shares of the affected Fund.

     While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" has been committed to the discretion of the "non-interested" Trustees then in office.

     For the period ended December 31, 2000, the following payments were made under the Plan: Science and Technology Fund, $341; Canterbury Fund, $368; and Cascade Fund, $219.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Financial institutions or their designees that have entered into agreements with the Kent Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Funds' transfer agent by such time, the financial institution could be held liable for resulting fees or losses. The Kent Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Funds in proper form will be priced at the Funds' NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible for their customers and the Kent Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     The net asset value ("NAV") of each class of shares of each Fund is calculated by adding the total value of the Fund's investments and other assets attributable to the class, subtracting the liabilities of the Fund attributable to the class and dividing by the number of outstanding shares of the Fund attributable to the class. The per share NAV for each class of shares of each Fund is determined at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on each day the Exchange is open.

     The offering price for Advisor Shares is the NAV plus the front-end sales charge. The offering price of the Institutional Shares of the Science and Technology Fund is the NAV.

SALES CHARGES.  The Funds may sell Advisor Shares at net asset value to:

         (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Fifth Third, current or retired employees of Fifth Third Bancorp and its affiliated companies, employees of the Trust's distributor, certain family members of the above persons, and trusts or plans established primarily for the benefit of such persons;

         (2) current registered representatives (and their spouses, parents, and children), retired registered representatives with respect to accounts established while active, or full-time employees of dealers who have sales agreements with the Trust's distributor (or who clear transactions through such dealers) and plans for such persons or the dealers;

         (3) employee benefit plans which purchase shares through the Fidelity Advisor Retirement Connection - Premium Service Program;

         (4) companies exchanging securities with the Funds through a merger, acquisition or exchange offer; and

         (5)  Fifth Third Bancorp and its affiliated companies.

     Advisor Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

COMPUTATION OF OFFERING PRICE - ADVISOR SHARES

     An illustration of the computation of the offering price per share of Advisor Shares of the Fund, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Advisor Shares of each Fund at the close of business on March 30, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

                                    Science and
                                   Technology Fund   Canterbury Fund    Cascade Fund
                                   ---------------   ---------------    ------------
Net Assets                           $ 253,883         $ 343,098        $ 156,227
Number of Shares Outstanding            51,131            50,134           26,293
NAV Per Share                           $ 4.97            $ 6.84           $ 5.94
Sales Charge (5.75% of offering
price or 6.10% of NAV)                  $ 0.30            $ 0.42           $ 0.36
Offering Price Per Share                $ 5.27            $ 7.26           $ 6.30

DEALER CONCESSIONS. The Trust's distributor and its affiliates may, at their expense, pay concessions of up to 1% (1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million) to dealers who initiate and are responsible for purchases of Advisor Shares in amounts of $1 million or more, if such purchases otherwise qualify for the reduced sales charge applicable to investments of $1 million and above. In addition, the Trust's distributor, at its expense, may provide non-cash compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

LETTER OF INTENT. You may enter into a non-binding commitment to purchase Advisor Shares of one or more Kent Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to a Letter of Intent ("LOI"). An LOI is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize an LOI in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the LOI will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Funds' transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Fund's distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Fund's distributor for the balance still outstanding. The LOI may be revised upward at any time during the 13-month period, and such a revision will be treated as a new LOI, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the LOI. During the LOI period, reinvested dividends and capital gain distributions and investments made under a right of reinstatement will not be credited toward satisfying the LOI.

     Shareholders purchasing Advisor Shares at a reduced sales charge under an LOI indicate their acceptance of these terms with their first purchase.

AGGREGATION. Sales charge discounts on purchases of Advisor Shares are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases of Advisor Shares by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. You may combine purchases of Advisor Shares of two or more Kent Funds.

RIGHTS OF ACCUMULATION. You may take into account the current value of your existing holdings of Advisor Shares of the Kent Funds to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity.

CONTINGENT DEFERRED SALES CHARGES. A contingent deferred sales charge of 1% applies to certain redemptions of Advisor Shares of the Kent Funds made within twelve months of purchase on investments of $1 million or more. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

EXCHANGES. An investor may exchange shares of one Kent Fund for the same class of shares of another Kent Fund. In an exchange, shares in the Fund from which an investor is withdrawing will be redeemed at the net asset value per share next determined after the exchange request is received. Shares of the Fund in which the investor is investing will normally be purchased at the net asset value per share next determined after acceptance of the purchase order by the Trust in accordance with its customary policies for accepting investments. No sales charge will be imposed when Advisor Shares on which a shareholder previously paid a sales charge are exchanged for Advisor Shares of another series of the Trust. No sales charge is imposed on exchanges involving Advisor Shares purchased by persons who are exempt from sales charge.

REDEMPTIONS. Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situation described in the prospectus under "Shareholder Information - Closing of Small Accounts," the Trust may redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act, to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the prospectus from time to time.

     A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareholders may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

     The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     You may reinvest proceeds from a redemption of Advisor Shares without a sales charge in the Advisor Shares of any Kent Fund within 90 days after the date of the redemption (any contingent deferred sales charge will be credited to your account). Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Funds.

                               DIVIDENDS AND TAXES

FEDERAL - GENERAL. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

     The provisions regarding financial instruments, foreign currencies and foreign corporations may from time to time cause a Fund to recognize income in excess of cash received in a transaction. Moreover, a Fund's investment alternatives will to some extent be constrained by tax requirements applicable to regulated investment companies.

                              DECLARATION OF TRUST

DESCRIPTION OF SHARES. The Trust's Restatement of Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest in one or more separate series, and the creation of one or more classes of shares within each series. Each share of a series represents an equal proportionate interest in the Trust with each other share of that series. Each series represents interests in a different investment portfolio. The Trust currently offers eighteen series of shares. The series may have one or more separate classes of shares - Advisor Shares, Investment Shares or Institutional Shares. Each share of the Trust has no par value and is entitled to such dividends and distributions of the income earned on its respective series' assets as are declared at the discretion of the Trustees. Each class or series is entitled upon liquidation of such class or series to a pro rata share in the net assets of that class or series. Shareholders have no preemptive rights. When issued for payment as described in the prospectus, shares will be legally issued, fully paid and non-assessable.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

SHAREHOLDER LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, there is a possibility that shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Restatement of Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking entered into or executed by the Trust or the Trustees. In addition, the Restatement of Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS. Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of the class or series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a class or series only if approved by a majority of the outstanding shares of that class or series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular class or series.

     The term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining less than 50% of the shares of the Trust voting will not be able to elect any Trustees.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. At such time, however, as less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; or (2) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may also voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY. The Restatement of Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Trust, provided that they have exercised reasonable care in the selection of such individuals. The Restatement of Declaration of Trust also provides that a Trustee shall be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which said Trustee is involved by reason of being or having been a Trustee of the Trust, except with respect to any matter as to which such Trustee has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her actions were in the best interest of the Trust. Nothing in the Restatement of Declaration of Trust shall protect a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as Trustee.

                      STANDARDIZED TOTAL RETURN QUOTATIONS

     A Fund calculates its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                  P(1+T)n = ERV

Where:

            P =   a hypothetical initial payment of $1,000.

            T =   average annual total return.

            n =   number of years.

            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     A Fund calculates its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               ERV
Aggregate Total Return = [(-----------) - 1]
                                P

The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Based on the foregoing calculation, the aggregate total returns for the Funds for the periods ended December 31, 2000 were as follows:

                                 ADVISOR SHARES
                                                   Inception        Since
                                                      Date        Inception
          Canterbury Fund                           07/11/00        -19.20%
          Cascade Fund                              07/11/00        -26.20%
          Science and Technology Fund               07/11/00        -33.70%

                              INSTITUTIONAL SHARES
                                                    Inception        Since
                                                      Date         Inception
          Science and Technology Fund               07/11/00        -33.70%

                             ADVERTISING INFORMATION

     The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return than the total return calculated as described above. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

     In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                              FINANCIAL STATEMENTS

     The Financial Statements included in the Funds' December 31, 2000 Annual Report to Shareholders are incorporated by reference into this SAI. The Financial Statements included in the Annual Report have been audited by the Trust's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other part of the Annual Reports is incorporated herein. Copies of the Financial Statements may be obtained without charge by contacting The Kent Funds at P.O. Box 182201, Columbus, Ohio 43218-2201 or at 1-800-633-KENT (5368).

                             ADDITIONAL INFORMATION

     Except as otherwise stated in the Trust's prospectus, this SAI or required by law, the Trust reserves the right to change the terms of the offers stated in its prospectus or this SAI without shareholder approval, including the right to impose or change certain fees for services provided.

PERSONAL INVESTING POLICY. The Trust, Fifth Third and KFDI have adopted codes of ethics under Rule 17j-1 of the 1940 Act which allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

OWNERSHIP OF SECURITIES. Set forth below are the record owners or, to the Trust's knowledge, the beneficial owners of 5% or more of the outstanding Advisor and Institutional Shares of the Funds as of April 12, 2001.

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP

Fiserv Securities Inc.                  Canterbury Fund                      Advisor                   43.21%
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                  Cascade Fund                         Advisor                   74.58%
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                  Science and Technology Fund          Advisor                   37.19%
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Trent & Co.                             Science and Technology Fund          Institutional             99.99%
4420 44th Street, Suite A
Kentwood, MI 49512


     Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                                   APPENDIX A

                            DESCRIPTION OF SECURITIES


COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B

     As stated in the Prospectus, the Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes. This would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Funds will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index Futures Contracts

     A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

     A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with its custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fifth Third may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the future moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fifth Third. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fifth Third. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund is also subject to Fifth Third's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may also have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts

     A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

     Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

                                 THE KENT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       INVESTMENT AND INSTITUTIONAL SHARES

                                       OF


                         THE KENT GROWTH AND INCOME FUND
                           THE KENT INDEX EQUITY FUND
                       THE KENT LARGE COMPANY GROWTH FUND
                       THE KENT SMALL COMPANY GROWTH FUND
                       THE KENT INTERNATIONAL GROWTH FUND
                              THE KENT INCOME FUND
                         THE KENT INTERMEDIATE BOND FUND
                          THE KENT SHORT TERM BOND FUND
                          THE KENT TAX-FREE INCOME FUND
                       THE KENT INTERMEDIATE TAX-FREE FUND
                      THE KENT MICHIGAN MUNICIPAL BOND FUND
                           THE KENT MONEY MARKET FUND
                      THE KENT GOVERNMENT MONEY MARKET FUND
                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

                                 April 30, 2001

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the prospectus for the Investment Shares and Institutional Shares of the foregoing Funds dated April 30, 2001. The Financial Statements included in the Funds' December 31, 2000 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Reports is incorporated herein. Copies of the prospectus and the Annual Report may be obtained by writing to The Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or by calling 1-800-633-KENT (5368).
Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.

         SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FIFTH THIRD BANK, OLD KENT BANK OR ANY OF THEIR AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

                                                                                                               PAGE
The Trust........................................................................................................3
Investment Objectives and Policies...............................................................................3
Investment Restrictions.........................................................................................27
Securities Transactions.........................................................................................29
Valuation Of Securities.........................................................................................30
Trustees And Officers...........................................................................................33
Investment Adviser..............................................................................................35
Administrator...................................................................................................36
Distributor.....................................................................................................38
Transfer Agent..................................................................................................38
Custodian, Auditors And Counsel.................................................................................38
Distribution Plan...............................................................................................39
Additional Purchase And Redemption Information..................................................................40
Dividends And Taxes.............................................................................................42
Declaration Of Trust............................................................................................43
Standardized Total Return And Yield Quotations..................................................................45
Advertising Information.........................................................................................50
Financial Statements............................................................................................51
Additional Information..........................................................................................51
Appendix A.....................................................................................................A-1
Appendix B.....................................................................................................B-1
Appendix C.....................................................................................................C-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SAI, OR IN THE PROSPECTUS RELATED HERETO, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS SAI AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE TRUST

         The Kent Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which was organized on May 9, 1986 as a Massachusetts business trust. The Trust changed its name from "Master Municipal Trust" on May 1, 1990. The Trust consists of eighteen separate investment portfolios, each of which is diversified and has a distinct investment objective and distinct investment policies.

         This SAI relates to the following fourteen series (individually, a "Fund," and collectively, the "Funds"), each of which has established two classes of shares, Investment Shares and Institutional Shares: The Kent Large Company Growth Fund, The Kent Growth and Income Fund, The Kent Index Equity Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund (collectively, the "Equity Funds"), The Kent Income Fund, The Kent Intermediate Bond Fund, The Kent Short Term Bond Fund (collectively, the "Bond Funds"), The Kent Tax-Free Income Fund, The Kent Intermediate Tax-Free Fund, The Kent Michigan Municipal Bond Fund (collectively, the "Municipal Bond Funds"), The Kent Money Market Fund, The Kent Government Money Market Fund, and The Kent Michigan Municipal Money Market Fund (collectively, the "Money Market Funds"). The Equity Funds, Bond Funds and Municipal Bond Funds are sometimes collectively referred to as the "Non-Money Market Funds." The Municipal Bond Funds and The Kent Michigan Municipal Money Market Fund are sometimes collectively referred to as the "Municipal Funds." Each Fund is advised by Fifth Third Asset Management Inc. ("Fifth Third" or the "Investment Adviser").

         Important information about the Trust and the Investment and Institutional Shares of the Funds is contained in the Funds' prospectus. This SAI provides additional information about the Trust and the Investment and Institutional Shares of the Funds that may be of interest to some investors. The Trust also offers additional series which are described in separate prospectuses and statements of additional information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the description of each Fund's investment objective and strategies as set forth in the prospectus.

                                  EQUITY FUNDS

                             GROWTH AND INCOME FUND

         OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in U.S. companies with at least $100 million in market capitalization which are listed on the New York Stock Exchange or American Stock Exchange or are traded over the counter. Up to 10% of the Fund's assets may also be invested in foreign securities and the Fund may invest in American Depositary Receipts ("ADRs"), which are U.S. dollar denominated securities representing ownership in foreign securities. A portion of the Fund's assets may be invested in preferred stock or bonds convertible into common stock. The Fund will purchase only convertible bonds having a rating in one of the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO") or those which, if not rated, are of comparable quality as determined by Fifth Third. The Fund expects to earn current income mainly from stock dividends and interest on convertible bonds.

                                INDEX EQUITY FUND

         OTHER INVESTMENT STRATEGIES: Although Fifth Third will generally try to match the industry composition of the S&P 500 exactly, because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 stocks, or may be invested in stocks in different proportions than the S&P 500, especially when the Fund has a low level of assets. The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least
0.95 (not accounting for expenses). A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.

                            LARGE COMPANY GROWTH FUND

         OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies with at least $4 billion in market capitalization which are listed on the New York Stock Exchange or the American Stock Exchange or are traded over the counter. Up to 10% of the Fund's assets may also be invested in foreign securities and the Fund may invest in ADRs. A portion of the Fund's assets may also be invested in preferred stock or bonds that are convertible into common stock.

                            SMALL COMPANY GROWTH FUND

         OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in a diverse group of small U.S. companies, which are companies whose market capitalizations are less than $2 billion. The Fund may purchase stocks which are listed on U.S. securities exchanges or which are traded over the counter.

                            INTERNATIONAL GROWTH FUND

         OTHER INVESTMENT STRATEGIES: The Fund will invest mostly in common and preferred stocks. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in at least 3 countries other than the United States, including (but not limited to) Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund invests in countries represented in the MSCI(R) (Europe, Australasia and Far East) Index (the "EAFE Index"). Although the International Growth Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in approximately the same proportion as the index it attempts to replicate. Fifth Third believes that the EAFE Index is generally representative of the performance of the common stocks of large companies in industrialized countries traded outside of the United States taken as a whole. Stocks are included in the EAFE Index based on national and industry representation and are weighted according to their relative market values. The Fund may also invest in ADRs, which are U.S. dollar-denominated securities representing ownership in foreign companies, and enter into currency and other futures contracts and related options for hedging purposes. The Fund may invest more than 25% of its assets in a particular foreign country.

                                   BOND FUNDS

         OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, each Bond Fund intends to invest at least 65% of its total assets in debt securities. In addition, the Income Fund intends to invest at least 65% of its total assets in a combination of (i) corporate debt obligations that are rated in one of the three highest rating categories by a NRSRO (for example, A or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, will be deemed to be of comparable quality by Fifth Third, or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Debt securities, other than securities known as zero coupon bonds, generally pay interest at set times, at either a fixed (set) rate or a variable (changing) rate. Debt securities purchased by the Bond Funds may include corporate debt obligations, U.S. Government securities, stripped securities, variable and floating rate securities, mortgage-backed securities, custodial receipts for Treasury certificates, zero-coupon bonds, asset-backed securities, equipment trust certificates and certain so-called "derivative securities." Each Bond Fund may also invest a portion of its assets in bonds convertible into common stock.

         Debt securities purchased by the Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Fifth Third. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.

                              MUNICIPAL BOND FUNDS

         OTHER INVESTMENT STRATEGIES: Each Municipal Bond Fund intends to invest at least 80% of its net assets in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by a Municipal Bond Fund without the approval of its shareholders. In calculating the 80% limitation, for all Municipal Bond Funds other than Michigan Municipal Bond Fund, a security whose interest is treated as a specific tax preference item under the federal alternative minimum tax is considered taxable. In calculating the 80% limitation for the Michigan Municipal Bond Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and is treated as exempt from Michigan personal income tax are considered non-taxable. Under ordinary circumstances, at least 65% of the Michigan Municipal Bond Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations.

         The Municipal Bond Funds will principally invest in municipal bonds which are issued by state or local governments typically for general funding purposes or to finance specific projects.

         The amount of information regarding the financial condition of issuers of municipal obligations may be less extensive than the information for public corporations, and the secondary market for municipal obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Bond Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. In addition, municipal obligations purchased by the Municipal Bond Funds include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions and corporations. Adverse changes in the credit quality of these institutions could cause loss to a Municipal Bond Fund and affect its share price.

         Municipal obligations purchased by the Municipal Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB- or higher by S&P, or Baa3 or higher by

Moody's) or, if unrated, will be deemed to be of comparable quality by Fifth Third. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.

                               MONEY MARKET FUNDS

         The Trust currently offers the three Money Market Funds described below. Money market funds typically seek to maintain a stable net asset value of $1.00 per share, although there is no guarantee that their net asset value will not vary. The Money Market Funds, in general, will only purchase U.S. dollar-denominated "Eligible Securities" (as defined by the Securities and Exchange Commission), which are generally securities that either (i) have short-term debt ratings when purchased in the two highest rating categories by at least two NRSROs, or (ii) are unrated, but are deemed by Fifth Third to be of comparable quality pursuant to guidelines approved by the Board of Trustees, or
(iii) if only rated by one NRSRO, rated in one of the two highest rating categories. The dollar-weighted average maturity of each Money Market Fund's portfolio will not exceed 90 days and with certain exceptions, the Money Market Funds will not purchase any securities which mature in more than 397 days from the date of purchase. All securities purchased by the Money Market Funds will be determined by Fifth Third, under guidelines established by the Board of Trustees, to present minimal credit risks.

                                MONEY MARKET FUND

         OTHER INVESTMENT STRATEGIES: The Fund invests in a broad range of government, bank and commercial obligations. These instruments primarily include obligations of banks having total assets in excess of $1 billion at the time of purchase and commercial paper that matures in 13 months or less. The Fund may also invest in short-term obligations guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in taxable municipal obligations and federally tax-exempt obligations. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from federal income taxes.

                          GOVERNMENT MONEY MARKET FUND

         The investment strategies and risks of investing in the Fund are disclosed in the Prospectus.

                      MICHIGAN MUNICIPAL MONEY MARKET FUND

         OTHER INVESTMENT STRATEGIES: At least 80% of the Fund's net assets will be invested in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by the Fund without the approval of its shareholders. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from federal income taxes. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations. Taxable obligations acquired by the Fund will not exceed 20% of the Fund's net assets at the time of purchase under normal market conditions. In calculating the 80% limitation for the Michigan Municipal Money Market Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and treated as exempt from Michigan personal income tax are considered non-taxable.

DETAILED DESCRIPTION OF INVESTMENT VEHICLES AND POTENTIAL RISKS

         The investment policies discussed below are applicable to all Funds unless otherwise noted, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.

         A Fund may, but will not necessarily, invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

MONEY MARKET INSTRUMENTS

         To the extent described in the Funds' prospectus or statement of additional information, each Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds and U.S. Government obligations with remaining maturities of thirteen months or less.

         Bank obligations include certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         The Funds may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when Fifth Third deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks.

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Investments by the Funds in taxable commercial paper will consist of issues that are rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by Fifth Third at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments. Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if Fifth Third has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

         Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although such notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

GUARANTEED INVESTMENT CONTRACTS (The Bond Funds, Municipal Bond Funds and Money Market Fund only)

         The Bond Funds, the Municipal Bond Funds and the Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Bond Funds, the Municipal Bond Funds and the Money Market Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by Fifth Third pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

REPURCHASE AGREEMENTS

         Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Fifth Third. During the term of any repurchase agreement, Fifth Third will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with Fifth Third or its affiliates. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

         Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond, Municipal Bond and Money Market Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the amount of indebtedness to vary in addition to providing for periodic adjustments in the interest rate. These instruments may include those that are issued by municipalities or other public authorities. Such notes are direct lending arrangements between the Fund and a borrower and, therefore, the notes generally are not traded and there is no market in which to sell them to third parties. A Fund could suffer a loss if, for example, the borrower defaults on the note. This type of note will be subject to a Fund's limitations on illiquid investments if the Fund cannot demand payment of the principal amount of the note within seven days. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.




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         When purchasing such instruments for the Funds, Fifth Third will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. In determining weighted average portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment. Variable and floating rate instruments purchased by the Money Market Funds may carry nominal maturities in excess of those Funds' maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission.

LOAN PARTICIPATION NOTES (the Money Market Fund and Michigan Municipal Money Market Fund only)

         The Money Market Fund and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

         Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases,



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before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will segregate the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its purchase commitments exceed 25% of the value of its assets. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

UNITED STATES GOVERNMENT OBLIGATIONS

         Each Fund may purchase U.S. Government obligations, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bills, notes and bonds and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ZERO COUPON OBLIGATIONS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond Funds, Municipal Bond Funds and Money Market Funds may acquire zero coupon obligations. Zero coupon obligations do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon obligations do not pay current income, their prices can be volatile when interest rates change. The Funds will accrue income on such investments for tax and accounting purposes, as required, and such income must be distributed to shareholders. A Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations because no cash is received at the time of such income accruals. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

STRIPPED OBLIGATIONS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)



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         The Bond Funds, Municipal Bond Funds and Money Market Funds may
purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal Securities." Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Bond Funds, Municipal Bond Funds and Money Market Funds may acquire other U.S. Government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a



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future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

         Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

MORTGAGE-BACKED SECURITIES (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond Funds, Municipal Bond Funds and Money Market Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of mortgage-backed securities will be based on estimates of average life.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-



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Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Bond Funds and Municipal Bond Funds also may acquire collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Fifth Third's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

MORTGAGE DOLLAR ROLLS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond Funds, Municipal Bond Funds and Money Market Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. The Funds benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use or mortgage dollar rolls may depend upon Fifth Third's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financings and do not treat them as borrowings.

ASSET-BACKED SECURITIES (The Bond Funds, Municipal Bond Funds and Money Market Funds only)



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

         The Bond Funds, Municipal Bond Funds and Money Market Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

CERTAIN DERIVATIVE SECURITIES (The Bond Funds and Municipal Bond Funds only)

         The Bond Funds and Municipal Bond Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Such Funds also may hold derivative instruments that have interest rates that reset inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. With respect to purportedly tax-exempt derivative securities, in many cases the Internal Revenue Service has not ruled on whether the interest received on such securities is in fact free from federal income taxes. Purchases of such securities by the Municipal Bond Funds are therefore based on the opinion of counsel to the sponsors of the security.

MUNICIPAL OBLIGATIONS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)



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         The Bond Funds, Municipal Bond Funds and Money Market Funds may invest in Municipal Obligations. The two principal classifications of municipal obligations which the Funds may hold are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenue of the users of the facilities involved. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. The Funds may also purchase "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and, in the case of Michigan municipal obligations, Michigan state personal income tax, are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Fifth Third. Neither the Trust nor Fifth Third will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         An issuer's responsibilities under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal obligations or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations and a Fund's liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligations at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance



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will not protect against market fluctuations caused by changes in interest rates and other factors. The Municipal Funds may invest more than 25% of their assets in municipal obligations covered by insurance policies.

         The Funds also may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. Municipal leases may be considered liquid, however, under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Fifth Third, under the supervision of the Trust's Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

STANDBY COMMITMENTS (The Municipal Funds only)

         The Municipal Funds may enter into standby commitments with respect to municipal obligations held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Fifth Third's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Standby commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be



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reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

WARRANTS (The Equity Funds only)

         The Equity Funds may purchase warrants and similar rights, which entitle the holder to subscribe to and purchase a specified number of equity securities at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN SECURITIES

         The International Growth Fund intends to invest primarily in the securities of foreign issuers. In addition, the Large Company Growth Fund and the Growth and Income Fund may invest up to 10% of their total assets in such securities. These obligations may be issued by supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and internal banking institutions and related government agencies. As noted under "Detailed Description of Investment Vehicles and Potential Risks - Money Market Instruments," all of the Funds may invest in certain obligations of foreign banks and foreign branches of domestic banks.

         Investment in foreign securities involves special risks. The performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency increases the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. With respect to securities issued by foreign governments, such governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         Although the Large Company Growth Fund, the Growth and the Income Fund and the International Growth Fund may invest in securities denominated in foreign currencies, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly



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over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currencies.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

AMERICAN DEPOSITARY RECEIPTS (The Equity Funds only)

         The Equity Funds may invest in American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. ADRs traded in the over-the-counter market, which do not have an active or substantial secondary market, will be considered illiquid and therefore will be

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subject to the Funds' respective limitations with respect to such securities.
Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

         Some institutions issuing ADRs may not be sponsored by the issuer. If a Fund invests in an unsponsored ADR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR than is available for an issuer of securities underlying a sponsored ADR. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Certain of these risks are described above under "Detailed Description of Investment Vehicles and Potential Risks - Foreign Securities."

FOREIGN CURRENCY TRANSACTIONS (The International Growth Fund only)

         In order to protect against a possible loss on investments resulting from a decline in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the International Growth Fund is authorized to enter into forward currency exchange contracts. A forward currency exchange contract is an obligation to purchase or sell a specific currency, or a "basket" of currencies, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also engage in cross-hedging by using forward currency exchange contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Fifth Third believes that there is a pattern of correlation between the two currencies.

         The Fund may enter into forward currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When Fifth Third anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account consisting of cash, U.S. Government securities or other liquid securities, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be marked to market. If the value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

         While a Fund may enter into forward contract to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to the risk of foreign exchange loss.

         Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by Fifth Third.

CURRENCY SWAPS (The International Growth Fund only)

         The International Growth Fund may also enter into currency swaps for hedging purposes or to increase total return. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in segregated accounts by the Trust's custodian. Inasmuch as these transactions are entered into for good faith hedging purposes, Fifth Third believes that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fifth Third is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique was not used.

         The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The above-referenced Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, indices, financial instruments or foreign currencies, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund will not purchase put or call options where the aggregate premiums on outstanding options exceed 5% of the Fund's net assets and will not write options on more than 25% of the value of its net assets.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid securities, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are secured by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND RELATED OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The Equity, Bond and Municipal Bond Funds may also purchase futures contracts, which are contracts in which a Fund agrees, at maturity, to take or make delivery of certain securities, other financial instruments, the cash value of a specified index or, in the case of the International Growth Fund, a stated quantity of foreign currency. The Equity, Bond and Municipal Bond Funds may also purchase and sell put and call options on futures contracts traded on an exchange or board of trade. Futures may be used for hedging purposes or to provide liquid assets. A Fund will not enter into a futures contract unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions plus premiums paid for related options is less than 5% of the Fund's net assets. For a detailed description of futures contracts and related options, see Appendix C to this SAI.

ILLIQUID SECURITIES

         The Funds will not invest more than 15% (10% in the case of the Money Market Funds) of the value of their net assets in illiquid securities. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions

RESTRICTED SECURITIES.

         Each Fund may purchase restricted securities. Restricted securities are securities with legal or contractual restrictions on resale.

         Restricted securities include securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A or Section 4(2). Rule 144A and Section 4(2) allow for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A and Section 4(2) establish a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

         Fifth Third may determine securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act to be liquid in accordance with guidelines established by the Board of Trustees. In reaching liquidity decisions, Fifth Third will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A and
Section 4(2) transactions could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

         A Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made by a Fund if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Fifth Third to be of good standing and when, in Fifth Third's judgment, the income to be earned from the loan justifies the attendant risks.

         Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

CONVERTIBLE SECURITIES (The Large Company Growth Fund, The Growth and Income Fund and The Bond Funds only)

         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, Fifth Third will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

INVESTMENT COMPANIES

         Each Fund may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of a Fund.

         Each Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basked to stocks. Disruption in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

         The Funds may also purchase chares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Funds may also invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

YIELDS AND RATINGS

         The yields on certain obligations, including the money market instruments in which a Fund may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of an NRSRO represent its opinion as to the quality of the obligations it undertakes to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Fifth Third will consider such an event in determining whether the Fund should continue to hold the security. For a description of applicable securities ratings, see Appendix A.

MISCELLANEOUS

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The Equity Funds may acquire corporate debt securities as a consequence of distributions that are made to holders of equity securities by certain corporations. The Equity Funds do not intend to hold such debt securities for investment purposes but, rather, will liquidate their holdings in such securities at an appropriate time following receipt.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions include those that have been designated as "fundamental," which may not be changed with respect to a Fund without the vote of a majority of the Fund's outstanding shares (as defined in "Declaration of Trust - Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the limitation. Unless otherwise stated, each restriction applies to all Funds.

         The following investment restrictions are fundamental:

         A Fund may not:

         (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) Borrow money, which includes entering into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

         (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets;

         (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

         (5) Make loans, except that a Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements;

         (6) With respect to each Fund, other than the Municipal Funds, purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (7) With respect to the Municipal Funds, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities if backed solely by non-governmental users;

governmental issuers of municipal bonds are not regarded as members of an industry, and the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund may invest more than 25% of its assets in industrial development bonds;

         (8) Purchase or sell commodities or commodity contracts or real estate, except a Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate and may engage in currency or other financial futures contracts and related options transactions;

         (9) Underwrite securities of other issuers, except that a Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective; or

         (10) With respect to the Equity Funds, purchase any security (other than U.S. Government securities) of any issuer if as a result the Fund would hold more than 10% of the voting securities of the issuer.

         The following investment restrictions are "non-fundamental" and may be changed with respect to a Fund without shareholder approval:

         A Fund may not:

         (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (2) Invest more than 15% of its total assets (10% of total assets for the Money Market Funds) in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days;

         (3) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

         (4) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

         With respect to Non-fundamental Investment Restriction (2), the Funds currently intend to limit investment in illiquid securities to no more than 15% (10% for the Money Market Funds) of each Fund's respective net assets. With respect to fundamental Investment Restriction (7), examples of types of facilities using industrial development bonds purchased by the Municipal Funds include water treatment plants, educational and hospital facilities.

         In order to comply with Securities and Exchange Commission regulations relating to money market funds, the Money Market Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except for 25% of the value of their total assets which, in the case of the Michigan Municipal Money Market Fund, may be invested without regard to the 5% limit in "First Tier Securities" (as defined by the Securities and Exchange Commission), and, in the case of the Money Market Fund and the Government Money Market Fund, may be invested in First Tier Securities of any one issuer for a period of up to three business days. In addition, no Money Market Fund will purchase or sell options or futures as provided in fundamental Investment Restrictions (3), (4) and (8), nor will the Money Market Funds borrow money, pursuant to fundamental Investment Restriction (2), in excess of 10% of their total assets. With respect to fundamental Investment Restrictions (6) and
(7), the Money Market Funds are permitted to invest in excess of 25% of their total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulation as U.S. banks.

                             SECURITIES TRANSACTIONS

         Fifth Third expects that purchases and sales of securities for the Equity Funds usually will be effected through brokerage transactions for which commissions are payable. Fifth Third expects that purchases and sales of municipal bonds and other debt instruments for the Bond Funds, Municipal Bond Funds and Money Market Funds usually will be principal transactions. Municipal bonds and other debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Funds for such purchases.

         Fifth Third, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Funds. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best price and execution of orders. The determination of what may constitute best price and execution in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where the transaction is executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Fifth Third in determining the overall reasonableness of brokerage commissions paid. In determining best price and execution and selecting brokers to execute transactions, Fifth Third may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information provided to a Fund. Fifth Third is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a Fund's transactions which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Fifth Third determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or the overall responsibilities of Fifth Third to the Funds and its other clients. Any such research and other statistical and factual information provided by brokers to a Fund or Fifth Third is considered to be in addition to and not in lieu of services required to be performed by Fifth Third under its Investment Advisory Agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Trust and other clients of Fifth Third who may indirectly benefit from the availability of such information. Similarly, the Trust may indirectly benefit from information made available as a result of transactions effected for such other clients.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of a transaction may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Fifth Third will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Each Fund may participate, if and when practicable, in group bidding for the purchase of certain securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.

         Neither Fifth Third nor the Funds intend to place securities transactions with any particular broker-dealer or group thereof. However, the Trust's Board of Trustees has determined that each Fund may follow a policy of considering sales of the Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best price and execution described above. The policy of each Fund with respect to brokerage is and will be reviewed by the Trust's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         For the fiscal years ended December 31, 1998, 1999 and 2000, the following Funds paid commissions in the amounts indicated: $324,798, $267,981 and $226,174, respectively, for the Growth and Income Fund; $124,194, $136,465 and $149,717, respectively, for the Index Equity Fund; $1,349,232, $743,229 and $631,455, respectively, for the Small Company Growth Fund; and $419,688, $264,769 and $390,352, respectively, for the International Growth Fund. The Large Company Growth Fund paid commissions in the amount of $88,948 for the period ended December 31, 1999 and $107,373 for the fiscal year ended December 31, 2000. The decrease in the amount of brokerage commissions paid by the Growth and Income Fund, the Small Company Growth Fund and the International Growth Fund is attributable to a decrease in each Fund's portfolio turnover. No other Fund paid brokerage commissions during the last three fiscal years. No Fund paid any brokerage commissions to an affiliated broker of the Trust.

         Investment decisions for each Fund are made independently by Fifth Third from those of the other Funds and investment accounts advised by Fifth Third. It may frequently develop that the same investment decision is made for more than one Fund or account. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one Fund or account. When two or more Funds or accounts are engaged in the purchase or sale of the same security, the transaction is allocated as to amount in accordance with a formula which Fifth Third believes is equitable to each Fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Fund is concerned. To the extent permitted by law, Fifth Third may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or account.

         In no instances will securities held by a Fund be purchased from or sold to Fifth Third, the Trust's Distributor or any of their "affiliated persons," as defined in the 1940 Act, except as may be permitted by any applicable regulatory exemption or exemptive order.

                             VALUATION OF SECURITIES

MONEY MARKET FUNDS

         As stated in the prospectus, the Money Market Funds seek to maintain a net asset value of $1.00 per share and, in this connection, value their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Money Market Funds' operations and delegating special responsibilities involving portfolio management to Fifth Third, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference between the amortized cost value per share and the net asset value per share based upon available indications of market value (the "Market Value Difference"). Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

         In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten the dollar-weighted average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences.

         The Funds limit their investments to instruments which Fifth Third has determined present minimal credit risk (pursuant to guidelines established by the Board of Trustees) and which are "Eligible Securities" as defined by Rule 2a-7. The Funds are also required to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share. Should the disposition of a security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable.

         It is the normal practice of the Funds to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Funds. In periods of declining interest rates, the indicated daily yield on shares of the Funds, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

NON-MONEY MARKET FUNDS

         Current values for the Non-Money Market Funds' portfolio securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the NYSE are valued on the basis of the last sale price on the exchange. In the absence of any sales, such securities are valued at the last bid price;

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is primarily traded;

         (3) Common stock, preferred stock and other equity securities which are unlisted and quoted on the National Market System (NMS) are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the last bid price;

         (4) Common stock, preferred stock and other equity securities which are quoted on the NASDAQ system but not listed on NMS are valued at the last bid price;

         (5) Common stock, preferred stock and other equity securities which are not listed and not quoted on NASDAQ and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;

         (6) Non-U.S. common stock, preferred stock and other equity securities which are not listed or are listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Fifth Third and approved by the Board of Trustees;

         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Fifth Third and approved by the Board of Trustees;

         (8) Short-term debt securities which when purchased have maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees;

         (9) Short-term debt securities having maturities of more than sixty days when purchased which are held on the sixtieth day prior to maturity are thereafter valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees; and

         (10) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available, and (b) any other security for which the application of the above methods is deemed by Fifth Third not to be representative of the market value of such security.

         In valuing each Fund's assets, the Trust's fund accountant will "mark-to-market" the current value of a Fund's open futures contracts and options. For valuation purposes, quotations of securities denominated in foreign currencies are converted to into U.S. dollars at the prevailing currency exchange rate on the day of the conversion.

                              TRUSTEES AND OFFICERS

         The Trust is governed by a Board of Trustees under Massachusetts law. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' Investment Adviser, administrator, distributor, transfer agent and custodian.

         The names, ages and principal occupations during the last five years of the Trustees and officers of the Trust are listed below. The address of all the Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219.

         JOSEPH F. DAMORE, Trustee, 48; President and Chief Executive Officer of Sparrow Hospital and Health System; formerly Director and Executive Vice President, Sisters of Mercy Health Corporation.

         * E. PHILIP FARLEY, Trustee, 61; retired; formerly Executive Vice President of Old Kent Financial Corporation - Manager of Community Banks from 1998 to retirement; prior to that Executive Vice President of the Investment Management and Trust Department of Old Kent Bank.

         JAMES F. RAINEY, Trustee, 61; Professor of Business Administration and Associate Dean Emeritus at The Eli Broad Graduate School of Management at Michigan State University.

         RONALD F. VANSTEELAND, Trustee, 60; retired; formerly Vice President for Finance and Administration and Treasurer of Grand Valley State University, Allendale, Michigan; and formerly Treasurer of Grand Valley State University Foundation.

         JAMES F. DUCA, II, President, 43; formerly Senior Vice President of Old Kent Financial Corporation; and formerly Vice President and Trust Counsel for Marshall & Ilsley Trust Company.

         JOSEPH T. KEATING, Cihef Investment Officer, 49; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Asset Management Inc.; Chief Market Strategist and Chief Fixed Income Officer of Fifth Third Bank; President and Chief Investment Officer of Lyon Street Asset Management Company; and formerly Senior Vice President of Old Kent Bank.

         MARTIN R. DEAN, Treasurer, 37; Vice President - Fund Administration for BISYS Fund Services; and formerly employed by KPMG Peat Marwick LLP.

         AMY D. EISENBEIS, Secretary, 36; formerly Vice President - Securities Attorney for Old Kent Securities Corporation; and formerly Assistant Vice President and Associate General Counsel for Jackson National Life Insurance Company.

         JENNIFER J. BROOKS, Vice President and Assistant Secretary, 34; Director of Client Services for BISYS Fund Services.

         W. BRUCE MCCONNEL, III, Assistant Secretary, 58; Partner in the law firm of Drinker Biddle & Reath LLP.

         ALAINA V. METZ, Assistant Secretary, 34; Chief Administrator of the Blue Sky Department for BISYS Fund Services; and formerly employed by Alliance Capital Management.

-----------------------------------

* This Trustee is an interested person of the Trust as defined under the 1940
  Act.

         During the fiscal year ended December 31, 2000, no officer, director or employee of the Trust's service contractors, or any of their parents or subsidiaries, received any direct remuneration from the Trust for serving as a Trustee or officer of the Trust, although BISYS and its affiliates, of which Mr. Dean, and Mesdames Brooks and Metz are also employees, received fees from the Trust and from Old Kent Securities Corporation for administrative, fund accounting and transfer agency services. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. Each Trustee earns an annual fee of $8,000 and additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting, plus reimbursement of expenses incurred as a Trustee.

         Listed below is the compensation paid to each Trustee by the Trust for the fiscal year ended December 31, 2000. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Trust. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Trust. Such payment is made at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


                                                                                        TOTAL COMPENSATION
                                                                                        FROM THE TRUST AND
NAME OF PERSON                                      AGGREGATE COMPENSATION              FUND COMPLEX PAID
 AND POSITION                                           FROM THE TRUST                     TO TRUSTEES
 ------------                                           --------------                     -----------
Joseph F. Damore, Trustee                                 $ 15,500 *                        $ 15,500

E. Philip Farley, Trustee                                 $ 15,500                          $ 15,500

Walter B. Grimm, Trustee**                                $      0                          $      0

James F. Rainey, Trustee                                  $ 15,500 *                        $ 15,500

Ronald F. VanSteeland, Trustee                            $ 15,500                          $ 15,500

-------------------

* During the fiscal year ended December 31, 2000, Mr. Damore deferred $15,500 of his compensation and Mr. Rainey deferred $7,750 of his compensation pursuant to the Deferred Compensation Plan.

**       Mr. Grimm resigned as Trustee effective April 2, 2001.

         As of the date hereof, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding shares.

                               INVESTMENT ADVISER

FIFTH THIRD ASSET MANAGEMENT INC.

         Fifth Third Asset Management Inc. (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Funds. Fifth Third Asset Management Inc. is wholly owned by Fifth Third Bank. Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

         On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. replaced Fifth Third Bank as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third Bank that provided investment management services to Kent Funds do so as the personnel of Fifth Third Asset Management Inc.

         Prior to April 2, 2001, the investment adviser to the Funds was Lyon Street Asset Management Company, an indirect wholly owned subsidiary of Old Kent Financial Corporation. On April 2, 2001, Old Kent Financial Corporation and Fifth Third Bancorp merged (the "Transaction"). As a result of the Transaction, the investment advisory agreement between the Trust and Lyon Street Asset Management Company automatically terminated on the closing date of the Transaction. At a meeting held on February 13, 2001, the Board of Trustees of the Trust approved an Interim Investment Advisory Agreement under which Fifth Third Bank became the investment adviser to the Trust effective upon the closing date of the Transaction. The compensation earned under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account with a third party bank until the expiration of the Interim Investment Advisory Agreement. The Interim Investment Advisory Agreement expires on the earlier of August 30, 2001 and the date of approval by the Kent Fund's shareholders of a new investment advisory agreement.

         On April 12, 2001, the Board of Trustees of the Kent Funds approved a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street. The new investment advisory agreement will be submitted to shareholders for approval at a meeting scheduled for July 27, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the meeting and will continue until the relevant Kent Fund's reorganization.

         Fifth Third employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

INTERIM INVESTMENT ADVISORY AGREEMENT

         The overall supervision and management of the Funds rests with the Trust's Board of Trustees. Pursuant to a written Interim Investment Advisory Agreement with the Trust, dated April 2, 2001, Fifth Third furnishes to the Trust investment advice with respect to the Funds, makes all investment decisions for the Funds, and places purchase and sale orders for the Funds' securities. Fifth Third is responsible for all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments purchased or sold for the Funds and any brokerage commissions or other transaction charges that may be associated with such purchases and sales.

         For its services to each Fund, Fifth Third is entitled to an annual fee based on the average daily net assets of each Fund, payable monthly, at the following rates: the Large Company Growth Fund, 0.70%; the Growth and Income Fund, 0.70%; the Index Equity Fund, 0.30%; the Small Company Growth Fund, 0.70%; the International Growth Fund, 0.75%; the Income Fund, 0.60%; the Intermediate Bond Fund, 0.55%; the Short Term Bond Fund, 0.50%; the Tax-Free Income Fund, 0.55%; the Intermediate Tax-Free Fund, 0.50%; the Michigan Municipal Bond Fund, 0.45%; the Money Market Fund, 0.40%; the Government Money Market Fund, 0.40%; and the Michigan Municipal Money Market Fund, 0.40%.

         For the fiscal years ended December 31, 1998, 1999 and 2000, Lyon Street Asset Management Company, the Trust's former investment adviser, earned the following advisory fees for each Fund: $5,462,664, $6,534,470 and $5,448,225, respectively, for the Growth and Income Fund; $2,128,823, $2,578,365 and $2,787,063, respectively, for the Index Equity Fund; $5,258,368, $4,830,436 and $5,732,035, respectively, for the Small Company Growth Fund; $3,990,372, $4,024,813 and $4,447,866, respectively, for the International Growth Fund; $4,345,604, $4,742,941 and $4,416,302, respectively, for the Intermediate Bond Fund; $696,368, $771,946 and $815,729, respectively, for the Short Term Bond Fund; $1,431,252, $1,555,464 and $1,422,796, respectively, for the Intermediate Tax-Free Fund; $561,713, $522,008 and $440,639, respectively, for the Michigan Municipal Bond Fund; $2,260,092, $2,682,125 and $2,718,142 respectively, for the Money Market Fund; $1,279,122, $1,250,280 and $1,133,525, respectively, for the Michigan Municipal Money Market Fund; $1,481,491, $1,672,618 and $1,876,243, respectively, for the Income Fund; $687,774, $693,622 and $741,919, respectively, for the Tax-Free Income Fund; and $466,055, $799,711 and $1,111,138, respectively, for the Government Money Market Fund. For the fiscal period ended December 31, 1999 and the fiscal year ended December 31, 2000, Lyon Street Asset Management Company earned $214,044 and $1,691,698, respectively, in advisory fees for the Large Company Growth Fund.

         For the fiscal years ended December 31, 1998, 1999 and 2000, Lyon Street Asset Management Company waived a portion of its advisory fees for the Index Equity Fund. Net of such waivers, it received $1,774,016, $2,148,628 and $2,322,558, respectively. For the fiscal years ended December 31, 1998, 1999 and 2000, Lyon Street Asset Management Company waived a portion of its advisory fees for the Government Money Market Fund. Net of such waivers, it received $233,030, $399,887 and $672,082, respectively.

         Under the Interim Investment Advisory Agreement, Fifth Third's liability in connection with rendering services thereunder is limited to situations involving a breach of its fiduciary duty, or its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                  ADMINISTRATOR

         Fifth Third Bank serves as the Administrator of the Trust. Prior to April 2, 2001, Old Kent Securities Corporation ("OKSC") served as Administrator of the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Administrator to Fifth Third Bank. Fifth Third Bank provides management and administrative services and, in general, supervises the operation of each Fund (other than investment advisory operations). The current term of the Administration Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

         By the terms of the Administration Agreement, Fifth Third Bank is required to provide to the Funds management and administrative services, as well as all necessary office space, equipment and



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

clerical personnel for managing and administering the affairs of the Funds. Fifth Third Bank is required to supervise the provision of custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services and provide other management and administrative services.

         As compensation for the services and facilities provided to the Funds pursuant to the Administration Agreement, Fifth Third Bank is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion -0.185% of such assets; between $5.0 and $7.5 billion - 0.165% of such assets; and over $7.5 billion - 0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by Fifth Third Bank in the Administration Agreement) incurred by Fifth Third Bank in connection with the operation of the Trust are borne by the Funds. To the extent that Fifth Third Bank incurs any such expenses or provides certain additional services to the Trust, the Funds promptly will reimburse Fifth Third Bank therefor.

         Fifth Third Bank also serves as the Trust's Fund Accountant pursuant to a Fund Accounting Agreement. Prior to April 2, 2001, OKSC served as Fund Accountant of the Trust. As part of the Transaction, OKSC assigned its duties and responsibilities as Fund Accountant to Fifth Third Bank. Under the Fund Accounting Agreement, Fifth Third Bank prices each Fund's shares, calculates each Fund's net asset value, and maintains the general ledger accounting records for each Fund. For these services, Fifth Third Bank is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $10,000 per fund that is applicable to certain Funds of the Trust. The current term of the Fund Accounting Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

         For the fiscal periods ended December 31, 1998, 1999 and 2000, the Trust paid the following administration fees to its former administrators:
$1,411,202, $1,677,870 and $1,402,465, respectively, for the Growth and Income Fund; $857,078, $1,029,159 and $1,097,800, respectively, for the Index Equity Fund; $1,358,690, $1,240,161 and $1,473,862, respectively, for the Small Company Growth Fund; $962,462, $964,831 and $1,067,214, respectively, for the International Growth Fund; $1,429,015, $1,550,839 and $1,446,306, respectively, for the Intermediate Bond Fund; $251,895, $277,362 and $293,926, respectively, for the Short Term Bond Fund; $517,725, $558,969 and $512,640, respectively, for the Intermediate Tax-Free Fund; $225,753, $208,745 and $176,422, respectively, for the Michigan Municipal Bond Fund; $624,863, $736,789 and $763,812, respectively, for the Money Market Fund; $321,607, $312,133 and $303,511, respectively, for the Michigan Municipal Money Market Fund; $446,634, $501,291 and $563,317, respectively for the Income Fund; $226,159, $226,834 and $242,997,
respectively, for the Tax Free Income Fund; and $95,865, $238,960 and $327,269, respectively, for the Government Money Market Fund. For the fiscal period ended December 31, 1999 and the fiscal year ended December 31, 2000, the Large Company Growth Fund paid $53,999 and $435,341, respectively, in administration fees.

         The amounts listed above as paid are net of the following waivers. For the fiscal period ended December 31, 1998, and the fiscal years ended December 31, 1999 and 2000, the administration fees waived by the Trust's former administrators were $425,483, $515,203 and $575,314, respectively, for the Index Equity Fund, $394,533, $469,499 and $459,013, respectively, for the Money Market Fund, $255,083, $250,062 and $206,157, respectively, for the Michigan Municipal Money Market Fund, and $114,295, $120,856 and $172,800, respectively, for the Government Money Market Fund. For the fiscal year ended December 31, 1999, the administration fees waived by the Trust's former administrators were $338 for the Large Company Growth Fund.



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

SUB-ADMINISTRATION AND SUB-FUND ACCOUNTING AGREEMENTS

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Fifth Third Bank and BISYS. BISYS also provides certain fund accounting services to the Trust pursuant to a Sub-Fund Accounting Agreement between Fifth Third Bank and BISYS. As part of the Transaction, OKSC assigned to Fifth Third Bank its duties and responsibilities under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement (described under the heading "Transfer Agent") with BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from Fifth Third Bank computed daily at the annual rate of 0.045% of the Trust's average daily net assets. The fees paid to BISYS by Fifth Third Bank for such services come out of Fifth Third Bank's fees and are not an additional charge to the Funds.

                                   DISTRIBUTOR

         The Trust has entered into a Distribution Agreement dated July 1, 1999 with Kent Fund Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("KFDI"). After the initial one year term, unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if approved at least annually at a meeting called for that purpose by a majority of the Trustees and a majority of the "non-interested" Trustees, as that term is defined in the 1940 Act. Shares of the Funds are sold on a continuous basis by KFDI as agent for the Trust, and KFDI has agreed to use its best efforts to solicit orders for the sale of shares of the Funds.

                                 TRANSFER AGENT

         Fifth Third Bank serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Prior to April 2, 2001, OKSC served as Transfer Agent of the Trust. As part of the Transaction, OKSC assigned its duties and responsiblities as Transfer Agent to Fifth Third Bank. Under the Transfer Agency Agreement, Fifth Third Bank processes purchases and redemptions of each Fund's shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account. For these services, Fifth Third Bank is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by Fifth Third Bank in the Transfer Agency Agreement) incurred by Fifth Third Bank in connection with its services to the Trust are borne by the Funds.

         BISYS provides certain transfer agent and dividend disbursing agent services to the Trust pursuant to a Sub-Transfer Agency Agreement between Fifth Third Bank and BISYS. In addition to the fees described under the heading "Sub-Administration and Sub-Fund Accounting Agreements," BISYS is entitled to receive from Fifth Third Bank a $15 per account annual processing fee for all Trust accounts in excess of 22,000.

                         CUSTODIAN, AUDITORS AND COUNSEL

         The Bank of New York, 100 Church Street, New York, New York 10286, is custodian of all securities and cash of the Trust.



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

         KPMG LLP, Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, Certified Public Accountants, are the independent auditors for the Trust.

         Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

                                DISTRIBUTION PLAN

         THIS SECTION RELATES ONLY TO THE INVESTMENT SHARES OF THE FUNDS. THE INSTITUTIONAL SHARES HAVE NOT ADOPTED A DISTRIBUTION PLAN.

         As described in the prospectuses, the Trust has adopted with respect to its Investment Shares a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Plan provides that the Investment Shares of a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% (on an annualized basis) of the average daily net asset value of the Investment Shares. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25%. The Plan obligates a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of a Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

         All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement must provide to the Trust's Board of Trustees at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments pursuant to the Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

         The services under the Plan may include assistance in advertising and marketing of Investment Shares, aggregating and processing purchase, exchange and redemption requests for Investment Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting with respect to Investment Shares.

         As required by Rule 12b-1, the Plan and the related Distribution and Servicing Agreements have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not "interested" persons of the Trust (as defined by the 1940 Act) and who have no direct or indirect interest in the operation of the Plan and the agreements related thereto ("Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. The Plan was most recently approved by the Board of Trustees as a whole and by the Independent Trustees on May 25, 2000. In compliance with Rule 12b-1, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan and the related agreements would benefit the Funds and their shareholders. The Trustees concluded that the Plan could enhance the retail distribution of the Funds, thereby resulting in growth of the Funds' assets and a wider shareholder base. This could help the Funds to remain competitive with other funds by, among other things, lessening the impact on shareholders of redemptions, attracting talented investment managers and providing more flexibility to portfolio managers in the execution of Fund orders. The Plan may not be amended in order to increase materially the amount of distribution expenses permitted under the Plan without such amendment being approved by a majority vote of the outstanding Investment Shares of the affected Fund. The Plan may be terminated at any time by a majority vote of the Independent Trustees or by a majority vote of the outstanding Investment Shares of the affected Fund.

         While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" has been committed to the discretion of the "non-interested" Trustees then in office.

         For the fiscal year ended December 31, 2000, the following payments were made under the Plan: Growth and Income Fund, $136,185; Index Equity Fund, $110,534; Small Company Growth Fund, $68,581; Large Company Growth Fund, $1,215; International Growth Fund, $40,318; Income Fund, $24,060; Intermediate Bond Fund, $27,626; Short Term Bond Fund, $5,907; Tax-Free Income Fund, $3,932; Intermediate Tax-Free Fund, $7,202; and Michigan Municipal Bond Fund, $5,603. For the period ended December 31, 2000, the following payments were made under the Plan: Money Market Fund, $853; Government Money Market Fund, $337; and Michigan Municipal Money Market Fund, $56. All of such payments were made to broker-dealers and other selling and/or servicing institutions. For the current fiscal year, Investment Shares of the Growth and Income Fund, Index Equity Fund, Large Company Growth Fund, Small Company Growth Fund, International Growth Fund, Income Fund, Intermediate Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund, Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund will be charged a fee pursuant to the Plan at an annual rate of 0.25% of their average Investment class net assets. For the current fiscal year, Investment Shares of the Short Term Bond Fund and Michigan Municipal Bond Fund will be charged a fee pursuant to the Plan at an annual rate of 0.15% of their average Investment class net assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Financial institutions or their designees that have entered into agreements with the Kent Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Funds' transfer agent by such time, the financial institution could be held liable for resulting fees or losses. The Kent Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Funds in proper form will be priced at the Funds' NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible for their customers and The Kent Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

CLASSES OF SHARES

         The prospectus for the Funds describes those investors who are eligible to purchase Investment Shares and those who are eligible to purchase Institutional Shares.

EXCHANGES

         In an exchange, shares in the Fund from which an investor is withdrawing will be redeemed at the net asset value per share next determined after the exchange request is received. Shares of the Fund in which the investor is investing will also normally be purchased at the net asset value per share next determined after acceptance of the purchase order by the Trust in accordance with its customary policies for accepting investments.

CHECK REDEMPTION PRIVILEGE

         When you purchase shares of any one of the Money Market Funds, you may establish the Check Redemption Privilege. You may select the Check Redemption Privilege on your Account Application or you subsequently request the Privilege by completing a separate signed Shareholder Services Form. When you establish the Check Redemption Privilege, you will receive redemption checks ("Checks"). Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Money Market Fund shares and may be payable to the order of any person in an amount of $500 or more. When a Check is presented to the Fund's transfer agent for payment, the transfer agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of the Privilege creates only a shareholder-transfer agent relationship with the Fund's transfer agent.

         Checks are free, but the Fund's transfer agent will impose a fee for stopping payment of a Check upon your request or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Money Market Fund shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

         You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Fund's transfer agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment, if they are otherwise in good order.

SUSPENSION OF REDEMPTIONS

         Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

INVOLUNTARY REDEMPTIONS

         In addition to the situation described in the prospectus under "Shareholder Information - Closing of Small Accounts," the Trust may redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act, to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the prospectus from time to time.

REDEMPTION IN KIND

         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are



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

redeemed for securities or other property, shareholders may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

                               DIVIDENDS AND TAXES

FEDERAL - GENERAL

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         As described in the prospectus for the Municipal Funds, such Funds are designed to provide investors with tax-exempt interest income. The Municipal Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Municipal Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Funds to pay federal tax-exempt dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of exempt-interest obligations.

         The provisions regarding financial instruments, foreign currencies and foreign corporations may from time to time cause a Fund to recognize income in excess of cash received in a transaction. Moreover, a Fund's investment alternatives will to some extent be constrained by tax requirements applicable to regulated investment companies.

                              DECLARATION OF TRUST

DESCRIPTION OF SHARES

         The Trust's Restatement of Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest in one or more separate series, and the creation of one or more classes of shares within each series. Each share of a series represents an equal proportionate interest in the Trust with each other share of that series. Each series represents interests in a different investment portfolio. The Trust currently offers eighteen series of shares. Each series may have one or more separate classes of shares - Investment Shares, Institutional Shares and/or Advisor Shares. Investment Shares have no sales charge but do have 12b-1 fees. Institutional Shares have no sales charge or 12b-1 fees. Advisor Shares have both a sales charge and 12b-1 fees. Each share of the Trust has no par value and is entitled to such dividends and distributions of the income earned on its respective series' assets as are declared at the discretion of the Trustees. Each class or series is entitled upon liquidation of such class or series to a pro rata share in the net assets of that class or series. Shareholders have no preemptive rights. When issued for payment as described in the prospectus, shares will be legally issued, fully paid and non-assessable.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

SHAREHOLDER LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, there is a possibility that shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Restatement of Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking entered into or executed by the Trust or the Trustees. In addition, the Restatement of Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of the class or series. Under the Rule, the approval of an investment advisory agreement, or any change in a fundamental investment policy would be effectively acted upon with respect to a class or series only if approved by a majority of the outstanding shares of that class or series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular class or series.

         The term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining less than 50% of the shares of the Trust voting will not be able to elect any Trustees.

         As a general matter, the Trust does not hold annual or other meetings of shareholders. At such time, however, as less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; or (2) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may also voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Restatement of Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Trust, provided that they have exercised reasonable care in the selection of such individuals. The Restatement of Declaration of Trust also provides that a Trustee shall be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which said Trustee is involved by reason of being or having been a Trustee of the Trust, except with respect to any matter as to which such Trustee has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her actions were in the best interest of the Trust. Nothing in the Restatement of Declaration of Trust shall protect a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as Trustee.

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

MONEY MARKET FUNDS

         The yields for the Investment Shares and Institutional Shares of the Money Market Funds as they may appear from time to time in advertisements will be calculated by determining the net change exclusive of capital changes (all realized and unrealized gains and losses) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts for each class of shares in proportion to the length of the base period and the average account size for each class. The 30-day yield for each Fund is determined similarly. Based on the foregoing formula, for the 7-day period ended December 31, 2000, the yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 6.13%, 6.10% and 4.18%, respectively. For the same period, the 7-day yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 5.88%, 5.85% and 3.93%, respectively. The yield figures reflect waivers of certain expenses.

         If realized and unrealized gains and losses were included in the yield calculation, the yield of a Fund might vary materially from that reported in advertisements.

         In addition to the yields for each class of shares of the Money Market Funds, the effective yields for each class may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period return by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. Based on the foregoing formula, for the period ended December 31, 2000, the effective yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 6.32%, 6.28% and 4.27%, respectively. For the same period, the effective yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 6.05%, 6.02% and 4.01%, respectively. These yield figures reflect waivers of certain expenses.

         Each Money Market Fund may also quote from time to time its total return in accordance with Securities and Exchange Commission Regulations.

NON-MONEY MARKET FUNDS

         A Fund calculates its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                        n
                                  P(1+T) = ERV

                  Where:

                  P =      a hypothetical initial payment of $1,000.

                  T =      average annual total return.

                  n =      number of years.

                  ERV   =  ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

Based on the foregoing calculation, the average annual total returns for the Funds for the periods ended December 31, 2000 were as follows:

                                INVESTMENT SHARES

                                                    Inception                                          Since
                                                      Date          One Year        Five Years       Inception
                                                      ----          --------        ----------       ---------
Growth and Income Fund                              12/01/92        -11.47%           14.61%          14.60%
Index Equity Fund                                   11/25/92         -9.52%           17.55%          16.36%
Large Company Growth Fund                           10/19/99        -15.53%             N/A            0.34%
Small Company Growth Fund                           12/04/92         -0.59%           12.58%          12.87%
International Growth Fund                           12/04/92        -17.61%            6.00%           9.45%
Income Fund                                         03/22/95         11.65%            5.27%           7.04%
Intermediate Bond Fund                              11/25/92          9.44%            5.07%           5.64%
Short Term Bond Fund                                12/04/92          7.96%            5.31%           5.07%
Tax-Free Income Fund                                03/31/95         11.97%            5.04%           5.83%
Intermediate Tax-Free Fund                          12/18/92          8.72%            4.45%           4.98%
Michigan Municipal Bond Fund                        05/11/93          6.05%            3.96%           4.02%
Money Market Fund                                   12/09/92          6.00%            5.24%           4.71%
Government Money Market Fund                        06/02/97          5.99%             N/A            5.32%
Michigan Municipal Money Market Fund                12/15/92          3.70%            3.21%           2.94%

                              INSTITUTIONAL SHARES

                                                  Inception                                              Since
                                                    Date      One Year    Five Years     Ten Years     Inception
                                                    ----      --------    ----------     ---------     ---------
Growth and Income Fund                            11/02/92    -11.25%       14.90%          N/A         15.11%
Index Equity Fund                                 11/02/92     -9.30%       17.83%          N/A         16.81%
Large Company Growth Fund                         10/19/99    -15.25%         N/A           N/A          0.64%
Small Company Growth Fund                         11/02/92     -0.38%       12.85%          N/A         13.84%
International Growth Fund                         12/04/92    -17.41%        6.28%          N/A          9.73%
Income Fund                                       03/20/95     11.91%        5.51%          N/A          7.32%
Intermediate Bond Fund                            11/02/92      9.74%        5.32%          N/A          5.87%
Short Term Bond Fund                              11/02/92      8.12%        5.46%          N/A          5.22%
Tax-Free Income Fund                              03/20/95     12.40%        5.33%          N/A          6.10%
Intermediate Tax-Free Fund                        12/16/92      8.99%        4.71%          N/A          5.20%
Michigan Municipal Bond Fund                      05/03/93      6.31%        4.13%          N/A          4.19%
Money Market Fund                                 12/03/90      6.04%        5.25%         4.72%         4.74%
Government Money Market Fund                      06/02/97      6.03%         N/A           N/A          5.34%
Michigan Municipal Money Market Fund              06/03/91      3.73%        3.21%          N/A          3.01%

         A Fund calculates its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return = [(-------) - 1]
                              P

Based on the foregoing calculation, the aggregate total returns for the Funds for the periods ended December 31, 2000 were as follows:

                                INVESTMENT SHARES

                                                     Inception                                           Since
                                                       Date         One Year         Five Years        Inception
                                                       ----         --------         ----------        ---------
Growth and Income Fund                               12/01/92       -11.47%            97.77%          200.81%
Index Equity Fund                                    11/25/92        -9.52%           124.40%          241.06%
Large Company Growth Fund                            10/19/99       -15.53%             N/A              0.41%
Small Company Growth Fund                            12/04/92        -0.59%            80.84%          165.85%
International Growth Fund                            12/04/92       -17.61%            33.82%          107.25%
Income Fund                                          03/22/95        11.65%            29.26%           48.17%
Intermediate Bond Fund                               11/25/92         9.44%            28.04%           55.97%
Short Term Bond Fund                                 12/04/92         7.96%            29.52%           49.12%
Tax-Free Income Fund                                 03/31/95        11.97%            27.89%           38.55%
Intermediate Tax-Free Fund                           12/18/92         8.72%            24.29%           47.75%
Michigan Municipal Bond Fund                         05/11/93         6.05%            21.45%           35.12%
Money Market Fund                                    12/09/92         6.00%            29.12%           44.93%
Government Money Market Fund                         06/02/97         5.99%             N/A             20.41%
Michigan Municipal Money Market Fund                 12/15/92         3.70%            17.09%           26.28%

                              INSTITUTIONAL SHARES

                                                     Inception                                          Since
                                                       Date          One Year         Five Years      Inception
                                                       ----          --------         ----------      ---------
Growth and Income Fund                               11/02/92        -11.25%           100.24%         215.28%
Index Equity Fund                                    11/02/92         -9.30%           127.13%         255.41%
Large Company Growth Fund                            10/19/99        -15.25%             N/A             0.78%
Small Company Growth Fund                            11/02/92         -0.38%            83.02%         188.12%
International Growth Fund                            12/04/92        -17.41%            35.62%         111.65%
Income Fund                                          03/20/95         11.91%            30.78%          50.45%
Intermediate Bond Fund                               11/02/92          9.74%            29.57%          59.33%
Short Term Bond Fund                                 11/02/92          8.12%            30.45%          51.43%
Tax-Free Income Fund                                 03/20/95         12.40%            29.68%          40.88%
Intermediate Tax-Free Fund                           12/16/92          8.99%            25.85%          50.28%
Michigan Municipal Bond Fund                         05/03/93          6.31%            22.43%          37.00%
Money Market Fund                                    12/03/90          6.04%            29.16%          59.54%
Government Money Market Fund                         06/02/97          6.03%             N/A            20.49%
Michigan Municipal Money Market Fund                 06/03/91          3.73%            17.13%          32.88%

         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         A Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds:

                                       a - b     6
                         Yield = 2 [ (------ + 1)  - 1]
                                        cd

Where:

                  a =       dividends and interest earned during the period;

                  b =       expenses accrued for the period (net of
                            reimbursements);

                  c = average daily number of shares outstanding during the period entitled to receive dividends; and

                  d = the maximum offering price per share on the last day of the period.

         Based on the foregoing calculations, for the 30-day period ended December 31, 2000, the yields for the Investment Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 5.67%; Intermediate Bond Fund, 5.63%; Short Term Bond Fund, 5.65%; Tax-Free Income Fund, 3.91%; Intermediate Tax-Free Fund, 3.68%; and Michigan Municipal Bond Fund, 3.73%. For the same period, the yields on the Institutional Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 5.92%; Intermediate Bond Fund, 5.87%; Short Term Bond Fund, 5.80%; Tax-Free Income Fund, 4.16%; Intermediate Tax-Free Fund, 3.93%; and Michigan Municipal Bond Fund, 3.89%.

THE MUNICIPAL FUNDS

         The Investment Shares and the Institutional Shares of the Municipal Funds may also advertise "tax equivalent yield." Tax equivalent yield is calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. For the 30-day period ended December 31, 2000, the tax equivalent yields, assuming a 36% tax rate for the Investment Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 6.11%; Intermediate Tax-Free Fund, 5.75%; Michigan Municipal Bond Fund, 5.83%; and Michigan Municipal Money Market Fund, 5.72%. For the same period, the yields on the Institutional Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 6.50%; Intermediate Tax-Free Fund, 6.14%; Michigan Municipal Bond Fund, 6.08%; and Michigan Municipal Money Market Fund, 6.13%.

                             ADVERTISING INFORMATION

         The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return than the total return calculated as described above. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         The Funds may include in Materials data, mutual fund rankings or comparisons published and prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. ("Morningstar"), Micropal, Inc. ("Micropal"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Company Services ("Wiesenberger") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, Morningstar, Micropal, CDA, Wiesenberger and/or other firms, as applicable or to specific funds or groups of funds within or without such peer group. The Funds may also include in Materials ratings given to a Fund by S&P, Moody's, Fitch or other similar organizations, or indications of approval given to a Fund by the National Association of Insurance Commissioners ("NAIC") or other organizations. These ratings and approvals are subject to change and do not remove market risk. The Kent Government Money Market Fund has been approved by the NAIC and has been rated "Aam" by S&P. The S&P rating is historical and is based upon the Fund' credit quality, market price exposure and management.

                              FINANCIAL STATEMENTS

         The Financial Statements included in the Funds' December 31, 2000 Annual Report to Shareholders are incorporated by reference into this SAI. The Financial Statements included in the Annual Report have been audited by the Trust's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other part of the Annual Reports is incorporated herein. Copies of the Financial Statements may be obtained without charge by contacting The Kent Funds at P.O. Box 182201, Columbus, Ohio 43218-2201 or at 1-800-633-KENT (5368).

                             ADDITIONAL INFORMATION

         Except as otherwise stated in the Trust's prospectus, this SAI or required by law, the Trust reserves the right to change the terms of the offers stated in its prospectus or this SAI without shareholder approval, including the right to impose or change certain fees for services provided.

PERSONAL INVESTING POLICY

         The Trust, Fifth Third and KFDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act which allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

OWNERSHIP OF SECURITIES

         Set forth below are the record owners or, to the Trust's knowledge, the beneficial owners of 5% or more of the outstanding Investment and Institutional Shares of the Funds as of April 12, 2001.

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
Trent & Co.                             Growth and Income                    Institutional             83.28%
4420 44th Street, Suite A
Kentwood, MI 49512

BISYS BD Services Inc.                  Growth and Income                    Institutional              5.05%
NFSC FMTC IRA Rollover
500 Ruskin Drive
Concord, CA 94524

Fiserv Securities Inc.                  Growth and Income                    Investment                36.89%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                       Growth and Income                    Investment                 8.90%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                             Index Equity                         Institutional             39.06%
4420 44th Street, Suite A
Kentwood, MI 49512

BISYS BD Services Inc.                  Index Equity                         Institutional             12.99%
NFSC FMTC IRA Rollover
500 Ruskin Drive
Concord, CA 94524

Old Kent Bank                           Index Equity                         Institutional              8.38%
Steelcase P/S General Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Old Kent Bank                           Index Equity                         Institutional             13.83%
Steelcase P/S Balanced Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Old Kent Bank                           Index Equity                         Institutional             11.83%
Steelcase P/S Long Term Growth Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
Bank of New York                        Index Equity                         Institutional              8.81%
Steelcase Inc. 401K Plan
One Wall Street, 12th Floor
New York, NY 10286

Fiserv Securities Inc.                  Index Equity                         Investment                48.75%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Trent & Co.                             Large Company Growth                 Institutional             81.20%
4420 44th Street, Suite A
Kentwood, MI 49512

Old Kent Bank                           Large Company Growth                 Institutional              8.68%
Old Kent Balanced Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Old Kent Bank                           Large Company Growth                 Institutional              6.42%
Old Kent Global Equity Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Fiserv Securities Inc.                  Large Company Growth                 Investment                64.71%
Trade House Account
2005 Market Street, Suite 2100
Philadelphia, PA 19103

Trent & Co.                             Small Company Growth                 Institutional             70.29%
4420 44th Street, Suite A
Kentwood, MI 49512

Old Kent Bank                           Small Company Growth                 Institutional              6.24%
Steelcase P/S Balanced Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Old Kent Bank                           Small Company Growth                 Institutional              5.30%
Steelcase P/S Long Term Growth Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Fiserv Securities Inc.                  Small Company Growth                 Investment                23.41%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
SEI Trust Company                       Small Company Growth                 Investment                 9.12%
One Freedom Valley Drive
Oaks, PA 19456

McDonald Investments Inc.               Small Company Growth                 Investment                 5.61%
800 Superior Avenue
Cleveland, OH 44114

Trent & Co.                             International Growth                 Institutional             75.68%
4420 44th Street, Suite A
Kentwood, MI 49512

National Financial Services Corp        International Growth                 Investment                17.78%
The Benefit of our Customers
200 Liberty Street, 5th Floor
New York, NY 10281

Fiserv Securities Inc.                  International Growth                 Investment                12.49%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

National Investor Services Corp         International Growth                 Investment                 9.88%
Exclusive Benefit of our Customers
55 Water Street, 32nd Floor
New York, NY 10041

SEI Trust Company                       International Growth                 Investment                 8.87%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                             Income                               Institutional             95.90%
4420 44th Street, Suite A
Kentwood, MI 49512

Fiserv Securities Inc.                  Income                               Investment                40.09%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                       Income                               Investment                18.75%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                             Intermediate Bond                    Institutional             80.40%
4420 44th Street, Suite A
Kentwood, MI 49512

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP

Old Kent Bank                           Intermediate Bond                    Institutional              7.21%
Steelcase P/S Long Term Growth Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Old Kent Bank                           Intermediate Bond                    Institutional              6.25%
Old Kent Balanced Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Fiserv Securities Inc.                  Intermediate Bond                    Investment                20.80%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                       Intermediate Bond                    Investment                20.23%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                             Short Term Bond                      Institutional             44.26%
4420 44th Street, Suite A
Kentwood, MI 49512

Old Kent Bank                           Short Term Bond                      Institutional             35.98%
Steelcase P/S General Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

Bank of New York                        Short Term Bond                      Institutional             16.41%
Steelcase Inc. 401K Plan
One Wall Street, 12th Floor
New York, NY 10286

Fiserv Securities Inc.                  Short Term Bond                      Investment                64.71%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Trent & Co.                             Tax-Free Income                      Institutional             95.59%
4420 44th Street, Suite A
Kentwood, MI 49512

Fiserv Securities Inc.                  Tax-Free Income                      Investment                29.49%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
SEI Trust Company                       Tax-Free Income                      Investment                35.68%
One Freedom Valley Drive
Oaks, PA 19456

Michigan National Bank                  Tax-Free Income                      Investment                 8.14%
Pierson and Company
27777 Inkster Road
Farmington Hills, MI 48333

Edward W. Bottum                        Tax-Free Income                      Investment                 7.39%
Edward and Gladys Bottum Trust
9357 Spencer Road
Brighton, MI 48116

Trent & Co.                             Intermediate Tax-Free                Institutional             96.66%
4420 44th Street, Suite A
Kentwood, MI 49512

Fiserv Securities Inc.                  Intermediate Tax-Free                Investment                51.53%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                       Intermediate Tax-Free                Investment                11.94%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                             Michigan Municipal Bond              Institutional             95.54%
4420 44th Street, Suite A
Kentwood, MI 49512

Fiserv Securities Inc.                  Michigan Municipal Bond              Investment                35.75%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Northern Trust Co.                      Michigan Municipal Bond              Investment                18.77%
Christopher U. Light Rev. Tr.
P.O. Box 92956
Chicago, IL 60675

Northern Trust Co.                      Michigan Municipal Bond              Investment                12.90%
Richard U. Light Irrev. S Trust
P.O. Box 92956
Chicago, IL 60675

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
Trent & Co.                             Michigan Municipal Bond              Investment                 9.81%
4420 44th Street, Suite A
Kentwood, MI 49512

Trent & Co.                             Money Market                         Institutional             61.83%
4420 44th Street, Suite A
Kentwood, MI 49512

Old Kent Bank                           Money Market                         Institutional             11.82%
Steelcase P/S Money Market Fund
4420 44th Street, Suite A
Grand Rapids, MI 49512

BHC Securities Inc.                     Money Market                         Institutional              5.30%
Twelve Hundred
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

BISYS BD Services Inc.                  Money Market                         Institutional              5.20%
NFSC FMTC IRA Rollover
500 Ruskin Drive
Concord, CA 94524

The Bank of New York                    Money Market                         Institutional              5.15%
Old Kent Thrift Plan MM
One Wall Street, 12th Floor
New York, NY 10286

Old Kent Bank                           Money Market                         Investment                86.64%
Investment Sweep Clearing Account
1850 East Paris Avenue
Kentwood, MI 49546

BHC Securities Inc.                     Government Money Market              Institutional             44.97%
Twelve Hundred
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Trent & Co.                             Government Money Market              Institutional             40.79%
4420 44th Street, Suite A
Kentwood, MI 49512

NAME AND ADDRESS                                 FUND                        CLASS                  PERCENTAGE OF
                                                                                                      OWNERSHIP
Old Kent Bank                           Government Money Market              Institutional             14.24%
Investment Sweep Clearing Account
1850 East Paris Avenue
Kentwood, MI 49546

Old Kent Bank                           Government Money Market              Investment                99.59%
Investment Sweep Clearing Account
1850 East Paris Avenue
Kentwood, MI 49546

Trent & Co.                             Michigan Municipal Money             Institutional             94.15%
4420 44th Street, Suite A               Market
Kentwood, MI 49512

BHC Securities Inc.                     Michigan Municipal Money             Institutional              5.82%
Twelve Hundred                          Market
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Leonid Skorin                           Michigan Municipal Money             Investment                48.85%
Kathleen A. Skorin                      Market
314 Binehurst Avenue
albert Lea, MN 56007

SEI Trust Company                       Michigan Municipal Money             Investment                19.54%
One Freedom Valley Drive                Market
Oaks, PA 19456

Andrew Creasor                          Michigan Municipal Money             Investment                10.27%
3403 Greenwood Lane                     Market
St. Charles, IL 60174

Thomas H. Elsey                         Michigan Municipal Money             Investment                 7.21%
Thomas H. Elsey Trust                   Market
833 E. Grand River, Apt. 38
Brighton, MI

         Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                                   APPENDIX A
                            DESCRIPTION OF SECURITIES

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.




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         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



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         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



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         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



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         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.



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         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.




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                                   APPENDIX B

                      THE KENT MICHIGAN MUNICIPAL BOND FUND
                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

SPECIAL INVESTMENT CONSIDERATIONS RELATING
TO INVESTING IN MICHIGAN MUNICIPAL OBLIGATIONS

         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from the Governor's Executive Budget for fiscal year 2001-2002, and from other sources available as of the date of this Statement of Additional Information. While the Trust has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

2000 ECONOMIC REVIEW AND 2001 ECONOMIC OUTLOOK

         The State's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 2000. These changes reflect a diversifying economy which is somewhat less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be somewhat less susceptible to cyclical swings and somewhat more resilient when national downturns occur.

         Total wage and salary employment is estimated to have grown by 0.9% in 2000. The rate of unemployment is estimated to have been 3.4% in 2000, below the national average for the seventh consecutive year. Personal income grew at an estimated 6.1% annual rate in 2000.

1999-2000 STATE OF MICHIGAN BUDGET AND PRIOR RESULTS

         During the past six years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, a substantial part of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion.

         The State budget for the 2000-2001 fiscal year, which began October 1, 2000 projects State General Fund/General Purpose revenues of approximately $9.6 billion, approximately the same as in the prior year. Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, the extent to which international monetary or financial crises or declines in the national domestic economy will adversely affect Michigan's economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES

         The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.



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         The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

         If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

         The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

STATE AND STATE-RELATED INDEBTEDNESS

         The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

         Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

         The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the Superintendent of Public Instruction, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

         There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

GENERAL OBLIGATION BONDS AND NOTES AND SCHOOL BOND LOAN FUND

         The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2000, the State had approximately $900 million of general obligations bonds outstanding.



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         The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts.

         As of March 15, 2001, the ratings on State of Michigan general obligation bonds have continued as "Aaa" by Moody's, "AAA" by S&P and "AA+" by Fitch IBCA. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.

LITIGATION

         The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. The ultimate disposition of these proceedings was not determinable as of early 2001.

PROPERTY TAX AND SCHOOL FINANCE REFORM

         The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

         On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% (now to 4.2% in 2001), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

         Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.



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                                   APPENDIX C

         As stated in the Prospectus, certain of the Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes. This would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Funds will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.



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         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Index Futures Contracts

         A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

         A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments

         Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with its custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a



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variation margin payment equal to that increase in value. Conversely, where a
Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fifth Third may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the future moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fifth Third. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fifth Third. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by



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speculators in the futures market may also cause temporary price distortions.
Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund is also subject to Fifth Third's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may also have to sell securities at a time when it may be disadvantageous to do so.

VI.      Options on Futures Contracts

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the



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underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.     Other Matters

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.



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